As filed with the Securities and Exchange Commission on July 13, 2007

                                                           File No. 333-_______


                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. _____
                       Post-Effective Amendment No. ______

                       (Check appropriate box or boxes)

                        PIONEER VARIABLE CONTRACTS TRUST
              (Exact Name of Registrant as Specified in Charter)

                                 (617) 742-7825
                       (Area Code and Telephone Number)

                 60 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                           Dorothy E. Bourassa, Esq.
                  Secretary, Pioneer Variable Contracts Trust
                                60 State Street
                          Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

Copies to: Christopher P. Harvey, Esq.
           Wilmer Cutler Pickering Hale and Dorr LLP
           60 State Street
           Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

It is proposed that this Registration Statement will become effective on August 12, 2007, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                       PIONEER VARIABLE CONTRACTS TRUST

                           COMBINED PROXY STATEMENT

                                      OF

                          PIONEER VALUE VCT PORTFOLIO
                     PIONEER AMERICA INCOME VCT PORTFOLIO

                           (each, "your Portfolio")

                                PROSPECTUS FOR

                              CLASS II SHARES OF
                          PIONEER FUND VCT PORTFOLIO

                        CLASS I AND CLASS II SHARES OF
                          PIONEER BOND VCT PORTFOLIO

                (each, a "Portfolio" or "Pioneer Portfolio" and
            collectively, the "Portfolios" or "Pioneer Portfolios")

            The address and telephone number of each Portfolio is:

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                       PIONEER VARIABLE CONTRACTS TRUST

                          PIONEER VALUE VCT PORTFOLIO
                     PIONEER AMERICA INCOME VCT PORTFOLIO

            (each, "your Portfolio" and together, the "Portfolios")

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR [        ], 2007

To the shareholders of the Portfolios and owners of variable annuity or life insurance contracts having contract values invested in shares of the Portfolios ("contract holders"):

     You are being asked to vote on the proposals listed below on the enclosed proxy/voting instruction card. For contract holders, as indirect participants in one or both Portfolios, your vote will instruct the insurance company that issued your contract how to vote the shares of your Portfolio attributable to your contract at the joint special meeting of shareholders of the Portfolios (the "meeting").

     The meeting will be held at the offices of Wilmer Cutler Pickering Hale
and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on [        ],
2007 at 2:00 p.m., Eastern Time, to consider the following:

   1. With respect to each Portfolio, a proposal to approve an Agreement and Plan of Reorganization between your Portfolio and a Pioneer Portfolio having a similar investment objective and investment strategy. Under this Agreement and Plan of Reorganization, your Portfolio will transfer all of its assets to a Pioneer Portfolio in exchange for the same class of shares of your Portfolio. Shares of each Pioneer Portfolio will be distributed to your Portfolio's shareholders in proportion to the relative net asset value of their holdings of the applicable class of shares on the closing date of the reorganization. The Pioneer Portfolio also will assume all of your Portfolio's liabilities. Your Portfolio will then be dissolved. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

   2.  Any other business that may properly come before the meeting.

     Shareholders of record as of the close of business on [        ], 2007 are
entitled to vote at the meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD. If shareholders do not return their proxies/voting instructions in sufficient numbers, your Portfolio may be required to make additional solicitations.


                                             By order of the Board of Trustees,
                                             /s/  Dorothy E. Bourassa
                                             Dorothy E. Bourassa,
                                             Secretary

Boston, Massachusetts

[          ], 2007

                       PIONEER VARIABLE CONTRACTS TRUST

                            COMBINED PROXY STATEMENT

                                      OF

                          PIONEER VALUE VCT PORTFOLIO
                     PIONEER AMERICA INCOME VCT PORTFOLIO

                           (each, "your Portfolio")

                                PROSPECTUS FOR

                              CLASS II SHARES OF
                          PIONEER FUND VCT PORTFOLIO

                        CLASS I AND CLASS II SHARES OF
                          PIONEER BOND VCT PORTFOLIO

                (each, a "Portfolio" or "Pioneer Portfolio" and
            collectively, the "Portfolios" or "Pioneer Portfolios")

            The address and telephone number of each Portfolio is:

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

     Shares of the Portfolios have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                 TABLE OF CONTENTS

                                                                          Page
                                                                          ----
INTRODUCTION .........................................................      3
PROPOSAL 1(a) -- PIONEER VALUE VCT PORTFOLIO .........................      6
PROPOSAL 1(b) -- PIONEER AMERICA INCOME VCT PORTFOLIO ................     15
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION ...................     29
TAX STATUS OF EACH REORGANIZATION ....................................     30
VOTING RIGHTS AND REQUIRED VOTE ......................................     30
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS ..........................     31
FINANCIAL HIGHLIGHTS .................................................     35
INFORMATION CONCERNING THE MEETING ...................................     37
OWNERSHIP OF SHARES OF THE PORTFOLIOS ................................     38
EXPERTS ..............................................................     39
AVAILABLE INFORMATION ................................................     39
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ............    A-1
EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE     B-1

                                 INTRODUCTION

     This combined proxy statement/prospectus, dated [          ], 2007 (the
"Proxy Statement/Prospectus"), is being furnished to shareholders of your Portfolio in connection with the solicitation by the Board of Trustees (the "Board" or the "Trustees") of Pioneer Variable Contracts Trust (the "Trust") of proxies to be used at a joint special meeting of shareholders of your Portfolio to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60
State Street, 26th Floor, Boston, Massachusetts on [          ], 2007, at 2:00
p.m., Eastern Time. The Proxy Statement/Prospectus is being mailed to the
shareholders of your Portfolio on or about [          ], 2007.

     Shares of the Portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts issued by such companies ("Variable Contracts") and are additionally offered to certain qualified pension and retirement plans described in Revenue Ruling 94-62, 1994-2C.B.164 ("Qualified Plans"). If you are an owner of a Variable Contract ("contract holder"), you are being asked by your insurance company for instructions as to how to vote the shares of your Portfolio that are attributable to your Variable Contract. Although shares of the Portfolios are sold only to insurance companies and Qualified Plans, which entities are considered to be the "shareholders of record" entitled to be present and vote at the meeting, contract holders have the right to instruct the insurance companies how to vote Portfolio shares attributable to their Variable Contracts with respect to the applicable proposal(s) set forth in this Proxy Statement/Prospectus. Therefore, for convenience, contract owners are referred to herein as "shareholders" and providing "votes" unless otherwise indicated.

     The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the reorganization of your Portfolio into a corresponding Pioneer Portfolio (each, a "Reorganization"). Please read the entire Proxy Statement/Prospectus carefully, including the Appendix, Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary.

     The following table indicates (a) the corresponding Pioneer Portfolio's shares that shareholders would receive if the Agreement and Plan of Reorganization is approved, (b) which shareholders may vote on each proposal, and (c) what page of this Proxy Statement/ Prospectus the discussion regarding each proposal begins. On each proposal, all shareholders of a Portfolio, regardless of the class of shares held, will vote together as a single class. You should read carefully the specific discussion regarding your Portfolio's Reorganization.

------------------------------------------------------------------------------------------------------------------------
                                                       Corresponding                 Shareholders
                         Your Portfolio              Pioneer Portfolio             Entitled to Vote        Page
------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(a)   Pioneer Value VCT Portfolio   Pioneer Fund VCT Portfolio   Pioneer Value VCT Portfolio     6
------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(b)   Pioneer America Income        Pioneer Bond VCT Portfolio   Pioneer America Income         15
                 VCT Portfolio                                              VCT Portfolio
------------------------------------------------------------------------------------------------------------------------

     The date of this Proxy Statement/Prospectus is [            ], 2007.

     This Proxy Statement/Prospectus sets forth the information about each Pioneer Portfolio that a prospective investor ought to know before investing and should be retained for future reference. Additional information about the Portfolios and each Pioneer Portfolio has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.

------------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------------
 Each Pioneer Portfolio's current prospectus, and any       On file with the SEC (http://www.sec.gov) and available at no charge
 applicable supplements.                                    by calling our toll-free number: 1-800-622-3265.

 Each Pioneer Portfolio's current statement of additional   On file with the SEC (http://www.sec.gov) and available at no charge
 information, and any applicable supplements.               by calling our toll-free number: 1-800-622-3265. See "Available
                                                            Information."
 Each Pioneer Portfolio's most recent annual and semi-
 annual reports to shareholders.                            On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-622-3265. See "Available
                                                            Information."
------------------------------------------------------------------------------------------------------------------------------------
 A statement of additional information for this Proxy       On file with the SEC (http://www.sec.gov) and available at no charge
 Statement/Prospectus (the "SAI"), dated [        ],        by calling our toll-free number: 1-800-622-3265. This SAI is
 2007. It contains additional information about the         incorporated by reference into this Proxy Statement/Prospectus.
 Pioneer Portfolios.
------------------------------------------------------------------------------------------------------------------------------------
 To ask questions about this Proxy Statement/Prospectus.    Call our toll-free telephone number: 1-800-622-3265.
------------------------------------------------------------------------------------------------------------------------------------

How Each Reorganization Will Work

  o Your Portfolio will transfer all of its assets to a corresponding Pioneer Portfolio in exchange for shares of the Pioneer Portfolio and the assumption by the Pioneer Portfolio of all of your Portfolio's liabilities.

  o Shares of the corresponding Pioneer Portfolio will be distributed to your Portfolio's shareholders of record (not contract holders) in proportion to their holdings of the applicable class of shares of your Portfolio on the closing date of the Reorganization (the "Closing Date"). These shares will be distributed to shareholders of record in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareholder of record will hold shares of the corresponding Pioneer Portfolio with the same aggregate net asset value as their holdings of the applicable class of shares of your Portfolio immediately prior to the Reorganization.

  o Your Portfolio will be dissolved after the Closing Date.

  o The Reorganization of each Portfolio would be conditioned upon the approval of its shareholders, but either Reorganization could proceed whether or not any other Reorganization is approved.

  o Each Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by any of the Pioneer Portfolios or the shareholders of the Portfolios.

  o In recommending each Reorganization, the Board of Trustees of each Portfolio, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolios, Pioneer Investment Management, Inc., the Portfolios' investment adviser ("Pioneer"), or Pioneer Funds Distributor, Inc., the Portfolios' principal underwriter and distributor ("PFD") (the "Independent Trustees") have determined that the Reorganization is in the best interest of each Portfolio and will not dilute the interests of shareholders of each Portfolio. The Trustees have made this determination based on factors that are discussed below and in greater detail under each proposal.


Why Your Portfolio's Trustees Recommend the Reorganizations

     The Trustees of your Portfolio believe that reorganizing your Portfolio into a similarly managed Pioneer Portfolio offers you potential benefits. These potential benefits and other factors considered by the Trustees include:

  o The opportunity to be part of a combined portfolio that may be better positioned in the market to further increase asset size and achieve economies of scale. Economies of scale have potential benefits to the combined portfolio in two ways. First, a larger portfolio, which trades in larger blocks of securities, will be able to hold larger positions in individual securities and, consequently, have an enhanced ability to achieve better net prices on securities trades. In addition, each Portfolio incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combined portfolio resulting from each Reorganization may spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your Portfolio would achieve separately. In addition, redundancies in product offerings will be eliminated, thereby strengthening Pioneer's efforts to pursue investment and marketing opportunities.

  o Each Portfolio has similar investment objectives and investment strategies. In addition, the Pioneer Portfolios have generated stronger performance returns that best represent the investment strategies to be employed by the combined portfolio in the future.

  o The combined portfolio's advisory fee rate will be the same as or lower than your Portfolio's current advisory fee rate. In addition, the pro forma expense ratio for each of the combined Pioneer Portfolio's class of shares is anticipated to be the same as or lower than the historical expense ratio of the corresponding class of your Portfolio after giving effect to any applicable expense limitation.

  o Each Reorganization will qualify as a tax-free reorganization under
    Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and therefore will not be treated as a taxable sale of your Portfolio's shares.

     Therefore, your Portfolio's Trustees recommend that you vote FOR the Reorganization of your Portfolio into its corresponding Pioneer Portfolio. For further information, please see the individual description of the proposal affecting your Portfolio contained in this Proxy Statement/Prospectus.

What are the Federal Income Tax Consequences of the Reorganizations?

     Each Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by any of the Portfolios or their shareholders as a direct result of the Reorganizations.

Who Bears the Expenses Associated with the Reorganizations?

     Pioneer has agreed to pay 50% of the costs of preparing and printing this Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganizations. With respect to each Reorganization, each Portfolio will pay an equal portion of the remaining 50% of the costs incurred in connection with such Reorganization.

What Happens if a Reorganization is Not Approved?

     If the required approval of shareholders of your Portfolio is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, and your Portfolio will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate.

Who is Eligible to Vote?

     Shareholders of record on [        ], 2007 (the "record date") are
entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies/instruction forms, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign an instruction card but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization relating to your Portfolio. If any other business comes before the meeting, your shares will be voted at the discretion of the persons with the authority to act as your proxies.

     If you are a contract holder having a Variable Contract value allocated to shares of a Portfolio as of the above record date, the insurance company that issued your Variable Contract is the record owner of shares (the "shareholder of record," as discussed above) of your Portfolio. By completing and returning the enclosed voting instruction card, you will instruct the insurance company how to vote the shares of your Portfolio attributable to your Variable Contract.

                          PIONEER VALUE VCT PORTFOLIO
                                      AND
                          PIONEER FUND VCT PORTFOLIO

                                 PROPOSAL 1(a)

               APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

     If Proposal 1(a) is approved, your Portfolio will be reorganized into Pioneer Fund VCT Portfolio, as described above.

     Each Portfolio has the same investment objective of seeking reasonable income and capital growth. In seeking to achieve this investment objective, each Portfolio pursues substantially similar investment strategies and invests the major portion of its assets in equity securities, primarily of U.S. issuers.

     The table below provides a comparison of the two Portfolios. In the table below, if a row extends across the entire table, the policy disclosed applies to both your Portfolio and Pioneer Fund VCT Portfolio.


    Comparison of Pioneer Value VCT Portfolio to Pioneer Fund VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                   Pioneer Value VCT Portfolio                         Pioneer Fund VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Business             Each Portfolio is a diversified series of Pioneer Variable Contracts Trust, an open-end investment management company organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets, as of    $68.1 million                                         $542.6 million
 December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
 Investment adviser   Investment Adviser:
                      Pioneer Investment Management, Inc. ("Pioneer")
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio manager    Portfolio Managers:                                   Portfolio Managers:
                      Day-to-day management of the Portfolio is the         Day-to-day management of the Portfolio is
                      responsibility of Aaron C. Clark, lead portfolio      the responsibility of John A. Carey, portfolio
                      manager. Mr. Clark is supported by J. Rodman          manager, and Walter Hunnewell, Jr., assistant
                      Wright and Bradley T. Galko, portfolio managers,      portfolio manager. Mr. Carey and Mr. Hunnewell
                      and the domestic equity team. Members of this         are supported by the domestic equity team.
                      team manage other Pioneer funds investing             Members of this team manage other Pioneer
                      primarily in U.S. equity securities. The portfolio    funds investing primarily in U.S. equity
                      managers and the team also may draw upon the          securities. The portfolio managers and the
                      research and investment management expertise          team also may draw upon the research and
                      of the global research team, which provides           investment management expertise of the global
                      fundamental research on companies and                 research team, which provides fundamental
                      includes members from Pioneer's affiliate,            research on companies and includes members
                      Pioneer Investment Management Limited.                from Pioneer's affiliate, Pioneer Investment
                      Mr. Clark is a vice president and joined Pioneer      Management Limited. Mr. Carey is director of
                      in 2004 as a portfolio manager. Prior to joining      portfolio management and an executive vice
                      Pioneer, Mr. Clark was employed as a portfolio        president of Pioneer. Mr. Carey joined Pioneer
                      manager at Morgan Stanley Investment                  as an analyst in 1979. Mr. Hunnewell is a vice
                      Management from 1997 to 2004 and has                  president of Pioneer. He joined Pioneer in
                      been an investment professional since 1992.           August 2001 and has been an investment
                      Mr. Wright is a senior vice president of Pioneer      professional since 1985.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Pioneer Value VCT Portfolio                       Pioneer Fund VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio manager       and strategy director of the value team. He
                         joined Pioneer in 1994 as an analyst and has
                         been an investment professional since 1988.
                         Mr. Galko is a vice president and joined
                         Pioneer in 2001 as a senior analyst.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective    Each Portfolio seeks reasonable income and capital growth.
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Each Portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity.
                         Each Portfolio invests the major portion of its assets in equity securities, primarily of U.S.
                         issuers. For purposes of each Portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs) and preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   Pioneer uses a value approach to select each Portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth.
                         In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-
                         up analytic style. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.
------------------------------------------------------------------------------------------------------------------------------------
                         Factors Pioneer looks for in selecting            Factors Pioneer looks for in selecting
                         investments include:                              investments include:

                         o Above average potential for earnings and        o Above average potential for earnings and
                           revenue growth                                    revenue growth

                         o Favorable expected returns relative to          o Favorable expected returns relative to
                           perceived risks                                   perceived risks

                         o Management with demonstrated ability and        o Low market valuations relative to earnings
                           commitment to the company                         forecast, book value, cash flow and sales

                         o Low market valuations relative to earnings      o A sustainable competitive advantage,
                           forecast, book value, cash flow and sales         such as a brand name, customer base,
                                                                             proprietary technology or economies
                         o Turnaround potential for companies that           of scale
                           have been through difficult periods

                         o Good prospects for dividend growth
------------------------------------------------------------------------------------------------------------------------------------
 Other investments       The Portfolio may invest up to 25% of its total   The Portfolio may invest up to 20% of its
                         assets in securities of non-U.S. issuers.         total assets in equity and debt securities of
                                                                           non-U.S. corporate issuers and debt securities
                                                                           of non-U.S. government issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Pioneer Value VCT Portfolio                        Pioneer Fund VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                       Each Portfolio will not invest more than 5% of its total assets in the securities of emerging market issuers.

                       Each Portfolio may invest in debt securities of corporate and government issuers. Generally, each Portfolio acquires debt securities that are investment grade, but each Portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and
                       non-U.S. corporate and government issuers, including convertible debt securities. Each Portfolio invests in debt securities when Pioneer believes they are consistent with the Portfolio's investment objective of reasonable income and capital growth, to diversify the Portfolio or for greater liquidity.

                       Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in a Portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative.
                       Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.
------------------------------------------------------------------------------------------------------------------------------------
                       Each Portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, each Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   Normally, each Portfolio invests substantially all of its assets to meet its investment objective.
 strategies            Each Portfolio may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each Portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.
                       During such periods, each Portfolio may not be able to achieve its investment objective. Each
                       Portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the
                       Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------
                                            Classes of Shares, Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges         The Class II shares of the Portfolio you receive in the Reorganization will not be subject to any sales charge.
------------------------------------------------------------------------------------------------------------------------------------
 Management fees       Effective January 1, 2007, Pioneer's annual fee   Pioneer's annual fee is equal to 0.65% of the
                       is equal to 0.70% of the Portfolio's average      Portfolio's average daily net assets. The fee is
                       daily net assets. The fee is computed daily and   computed daily and paid monthly.
                       paid monthly.

                       Prior to January 1, 2007, Pioneer's annual fee
                       was equal to 0.75% of the Portfolio's average
                       daily net assets.
                       -------------------------------------------------------------------------------------------------------------
                       A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in each Portfolio's December 31, 2006 annual report to shareholders.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             Pioneer Value VCT Portfolio   Pioneer Fund VCT Portfolio
 Distribution and service   Each Portfolio has adopted a plan of distribution for its Class II shares in accordance with Rule
 (12b-1) fee                12b-1 under the 1940 Act. Under each plan, the Portfolio pays to Pioneer Funds Distributor, Inc., a distribution fee of 0.25% of the average daily net assets attributable to the Portfolio's Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
                               Buying and Selling Shares
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares              Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the Portfolios are sold at net asset value. Investments each Portfolio are expressed in terms of the full and fractional shares of the Portfolio purchased. Investments in a Portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a Portfolio. The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares             Shares of each Portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's variable contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York
                            Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the Portfolio to sell or value its investments.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

     Because each Portfolio has the same investment objective and substantially similar investment strategies, the Portfolios are also subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o Value stocks fall out of favor with investors

     o The Portfolio's investments remain undervalued or do not have the potential value originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     Non-U.S. securities risks. Each Portfolio may invest in non-U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that either Portfolio invests significantly in one region or country. These risks may include the following:

  o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

  o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Portfolio's investments at times, in amounts and at prices it considers reasonable

  o Adverse effects of currency exchange rates or controls on the value of the Portfolio's investments

  o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

  o Economic, political and social developments may adversely affect the securities markets

  o Withholding and other non-U.S. taxes may decrease the Portfolio's return

     Market segment risks. To the extent either Portfolio emphasizes, from time to time, investments in a market segment, the Portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The Portfolios' Fees and Expenses

     Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the most recent fiscal year ended December 31, 2006. Future expenses may be greater or less. The tables also show the pro forma expenses of the combined portfolio assuming the Reorganization occurred on December 31, 2006.

     These fees and expenses do not include any fees or sales charges imposed by a variable contract for which either Portfolio are investment options. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


                                                                                                                      Combined
                                                                                                                      Pioneer
                                                                            Pioneer               Pioneer               Fund
                                                                             Value                 Fund            VCT Portfolio
                                                                         VCT Portfolio         VCT Portfolio         (Pro Forma
                                                                       (12 months ended      (12 months ended     12 months ended
                                                                      December 31, 2006)    December 31, 2006)   December 31, 2006)
                                                                     --------------------  -------------------- -------------------
Annual Portfolio Operating Expenses (deducted from Portfolio assets)
 (as a % of average daily net assets)                                     Class II           Class II             Class II
Management Fee .....................................................      0.75% (1)          0.65%                0.65%
Distribution and Service (12b-1) Fee ...............................      0.25%              0.25%                0.25%
Other Expenses .....................................................      0.12%              0.05%                0.05%
Total Annual Portfolio Operating Expenses ..........................      1.12%              0.95%                0.95%

     This hypothetical examples below help you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Portfolio's total operating expenses remain the same. Pro forma expenses are included assuming a Reorganization with your Portfolio and Pioneer Fund VCT Portfolio. The examples do not reflect any fees or sales charges imposed by a Variable Contract for which either Portfolio is an investment option. If they were included, your costs would be higher. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

                                                               Combined
                                                                Pioneer
                            Pioneer           Pioneer            Fund
Number of years              Value              Fund         VCT Portfolio
you own your shares      VCT Portfolio     VCT Portfolio      (Pro Forma)
---------------------   ---------------   ---------------   --------------
Class II Shares
 Year 1 .............        $  114            $   97           $   97
 Year 3 .............        $  356            $  303           $  303
 Year 5 .............        $  617            $  525           $  525
 Year 10 ............        $1,363            $1,166           $1,166

----------
(1) Effective January 1, 2007, Pioneer agreed to reduce its management fee from 0.75% of the Portfolio's average daily net assets to 0.70% of the Portfolio's average daily net assets.

Comparison of Portfolio Performance

     The bar charts show the calendar year-by-year performance of each Portfolio's Class II shares since inception. The tables show the average annual total return of each Portfolio's Class II shares over time compared with a broad-based securities market index. The Portfolios' returns in the bar charts and tables are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the Qualified Plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results.

        Pioneer Value VCT Portfolio's Annual Return -- Class II Shares*
                           (Year ended December 31)

[the following information was represented as a bar chart in the printed material]

'04             11.40
'05              4.67
'06             15.04

----------
* During the period shown in the bar chart, Pioneer Value VCT Portfolio's Class II shares' highest quarterly return was 8.33% for the quarter ended
  12/31/04, and the lowest quarterly return was (0.32)% for the quarter ended 9/30/04.


        Pioneer Fund VCT Portfolio's Annual Return -- Class II Shares*
                           (Year ended December 31)

     The performance of the Portfolio's Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.

[the following information was represented as a bar chart in the printed material]

'98             25.72
'99             15.61
'00              1.00
'01            -11.09
'02            -19.25
'03             23.44
'04             10.93
'05              5.94
'06             16.35

----------
* During the period shown in the bar chart, Pioneer Fund VCT Portfolio's Class II shares' highest quarterly return was 20.97% for the quarter ended 12/31/98, and the lowest quarterly return was (17.36)% for the quarter ended 9/30/02.

                         Average Annual Total Returns*
                     (for periods ended December 31, 2006)


--------------------------------------------------------------------------------
                                                                        Since
                                             1 Year      5 Years      Inception
--------------------------------------------------------------------------------
 Pioneer Value VCT Portfolio                                           (5/01/03)
--------------------------------------------------------------------------------
  Class II                                    15.04%    N/A               13.96%
--------------------------------------------------------------------------------
 Russell 1000 Value Index(1)                  22.25%    N/A               17.81%
--------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio                                           (10/31/97)
--------------------------------------------------------------------------------
  Class II(2)                                 16.35%       6.39%           7.10%
--------------------------------------------------------------------------------
 Standard & Poor's (S&P) 500 Index(3)         15.78%       6.19%           6.57%
--------------------------------------------------------------------------------

----------
* Assumes the reinvestment of dividends and distributions, and sale of shares at the end of the period.

(1) The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Unlike the Portfolio, the index is not managed and does not incur expenses.

(2) The performance of the Portfolio's Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

(3) The S&P 500 Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Unlike the Portfolio, the index is not managed and does not incur expenses.

     The most recent portfolio management discussion of each Portfolio's performance is attached as Exhibit B.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Portfolio as of December 31, 2006 and the pro forma combined capitalization of the combined portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the securities of both Portfolios between December 31, 2006 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of both Portfolios during the same period.

                                                                                   Pro Forma
                                   Pioneer                 Pioneer                  Pioneer
                                    Value                    Fund                     Fund
                                VCT Portfolio           VCT Portfolio            VCT Portfolio
                             (December 31, 2006)     (December 31, 2006)     (December 31, 2006)(1)
                            ---------------------   ---------------------   -----------------------
Net Assets ..............       $ 68,093,791            $ 542,627,396            $ 610,706,187
 Class I ................                N/A            $ 386,917,044            $ 386,907,541
 Class II ...............       $ 68,093,791            $ 155,710,352            $ 223,798,646
Net Asset Value Per Share
 Class I ................                N/A            $       24.80            $       24.80
 Class II ...............       $      15.08            $       24.73            $       24.73
Shares Outstanding
 Class I ................                N/A               15,604,332               15,604,332
 Class II ...............          4,514,324                6,296,048                9,049,537

----------
(1) The pro forma data reflects adjustments to account for the costs of the Reorganization borne by each Portfolio, which are estimated in the aggregate to be $15,000.

     It is impossible to predict how many Class II shares of Pioneer Fund VCT Portfolio will actually be received and distributed by your Portfolio on the Closing Date of the Reorganization. The table should not be relied upon to determine the amount of Pioneer Fund VCT Portfolio's Class II shares that will actually be received and distributed.

         PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

  o The Reorganization is scheduled to occur as of the close of business on
    [        ], 2007 but may occur on such later date as the parties may agree in writing. Your Portfolio will transfer all of its assets to Pioneer Fund VCT Portfolio, and Pioneer Fund VCT Portfolio will assume all of your Portfolio's liabilities. This will result in the addition of your Portfolio's assets to Pioneer Fund VCT Portfolio's investments. The net asset value of both Portfolios will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

  o Pioneer Fund VCT Portfolio will issue to your Portfolio Class II shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's Class II shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to Class II shareholders of record of your Portfolio in proportion to their holdings on the Closing Date. As a result, Class II shareholders of record of your Portfolio will end up as Class II shareholders of record of Pioneer Fund VCT Portfolio.

  o After the shares are issued, your Portfolio will be dissolved.

Reasons for the Proposed Reorganization

     The Trustees of your Portfolio believe that the proposed Reorganization will be advantageous to the shareholders of your Portfolio for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

     First, the Reorganization would create a combined portfolio that may be better positioned to attract assets than your Portfolio. After the Reorganization, the combined portfolio's greater asset size may allow it, relative to your Portfolio, to (i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base. In addition, the Reorganization will eliminate redundancies in Pioneer's product offerings, strengthening Pioneer's efforts to pursue investment and market opportunities.

     Second, each Portfolio has the same investment objective and substantially similar investment strategies. In addition, Pioneer Fund VCT Portfolio's performance track record best represents the investment strategies to be employed by the combined portfolio in the future, which utilizes a large-cap blended strategy rather than your Portfolio's value strategy.

     Third, Pioneer Fund VCT Portfolio's management fee rate is lower than that of your Portfolio. In addition, the historical total expenses of Pioneer Fund VCT Portfolio is lower than your Portfolio's historical expenses. It is expected that the total annual combined portfolio operating expenses (as a percentage of average daily net assets) will continue to be lower than your Portfolio's historical total operating expenses as a result of the Reorganization.

     Fourth, the Boards of both Portfolios considered that each Portfolio would bear equally half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the balance of these expenses. The Boards of both Portfolios estimate that these expenses in the aggregate will not exceed $15,000. The Boards also considered the fact that Pioneer Fund VCT Portfolio would incur certain transaction costs and higher portfolio turnover in the short term in connection with the liquidation of the assets of the Portfolio after the Closing Date of the Reorganization.

     Fifth, the Boards of both Portfolios considered that the Portfolios' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger combined portfolio, which would result in a decrease in the combined portfolio's gross expenses. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

                     BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Board of Trustees of your Portfolio, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Portfolio and that the interests of your Portfolio's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Fund VCT Portfolio, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Fund VCT Portfolio and that the interests of Pioneer Fund VCT Portfolio's shareholders would not be diluted as a result of the Reorganization.

     The Trustees of your Portfolio recommend that the shareholders of your Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                     PIONEER AMERICA INCOME VCT PORTFOLIO
                                      AND
                          PIONEER BOND VCT PORTFOLIO

                                 PROPOSAL 1(b)

               APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

     If Proposal 1(b) is approved, your Portfolio will be reorganized into Pioneer Bond VCT Portfolio, as described above.

     Each Portfolio has similar investment objectives and investment strategies. However, your Portfolio invests exclusively in U.S. government securities and repurchase agreements and "when issued" commitments with respect to these securities, while Pioneer Bond VCT Portfolio invests in a broader array of debt securities, including both investment grade and below investment grade debt securities of corporate issuers and non-U.S. securities.

     The table below provides a comparison of the two Portfolios. In the table below, if a row extends across the entire table, the policy disclosed applies to your Portfolio and Pioneer Bond VCT Portfolio.

Comparison of Pioneer America Income VCT Portfolio to Pioneer Bond VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer America Income VCT Portfolio                    Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Business             Each Portfolio is a diversified series of Pioneer Variable Contracts Trust, an open-end investment management company organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets, as of    $40.9 million                                       $30.6 million
 December 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
 Investment adviser   Investment Adviser:
                      Pioneer Investment Management, Inc. ("Pioneer")
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio manager    Portfolio Manager:                                  Portfolio Manager:
                      Day-to-day management of the Portfolio is the       Day-to-day management of the Portfolio is
                      responsibility of Richard Schlanger and Charles     the responsibility of Kenneth J. Taubes.
                      Melchreit. Mr. Schlanger and Mr. Melchreit are      Mr. Taubes is supported by the fixed income
                      supported by the fixed income team. Members         team. Members of this team manage other
                      of this team manage other Pioneer funds             Pioneer funds investing primarily in fixed
                      investing primarily in fixed income securities.     income securities. The portfolio manager and
                      The portfolio managers and the team also            the team also may draw upon the research and
                      may draw upon the research and investment           investment management expertise of the global
                      management expertise of the global research         research team, which provides fundamental
                      team, which provides fundamental research           research on companies and includes members
                      on companies and includes members from              from Pioneer's affiliate, Pioneer Investment
                      Pioneer's affiliate, Pioneer Investment             Management Limited. Mr. Taubes is responsible
                      Management Limited. Mr. Schlanger, a vice           for overseeing the U.S. and global fixed income
                      president, joined Pioneer as a portfolio manager    teams. He joined Pioneer as a senior vice
                      in 1988. Mr. Melchreit, a vice president, joined    president in September 1998 and has been
                      Pioneer in 2006. From 2003 to 2004,                 an investment professional since 1982.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer America Income VCT Portfolio                   Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                        Mr. Melchreit was a managing director at Cigna
                        Investment Management. Prior thereto, he was
                        senior vice president and portfolio manager at
                        Aeltus Investment Management. Mr. Melchreit
                        received an MS degree in Statistics from
                        Yale University in 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective   As high a level of current income as is          To provide current income from an investment
                        consistent with preservation of capital.         grade portfolio with due regard to preservation
                                                                         of capital and prudent investment risk. The
                                                                         Portfolio also seeks a relatively stable level
                                                                         of dividends; however, the level of dividends
                                                                         will be maintained only if consistent with
                                                                         preserving the investment grade quality of
                                                                         the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments    Normally, the Portfolio invests exclusively in   The Portfolio invests primarily in:
                        U.S. government securities and repurchase
                        agreements and "when-issued" commitments         o debt securities issued or guaranteed by
                        with respect to these securities. These            the U.S. government or its agencies and
                        securities include:                                instrumentalities,

                        o U.S. Treasury obligations, which differ        o debt securities, including convertible debt,
                          only in their interest rates, maturities and     of corporate and other issuers rated at least
                          times of issuance, including U.S. Treasury       investment grade at the time of investment,
                          bills (maturities of one year or less),          and comparably rated commercial paper, and
                          U.S. Treasury notes (maturities of one
                          to 10 years), and U.S. Treasury bonds          o cash and cash equivalents, certificates of
                          (generally maturities greater than 10 years)     deposit, repurchase agreements maturing in
                                                                           one week or less and bankers' acceptances.
                        o Obligations issued by or guaranteed as to
                          payment of principal and interest by the       Normally, the Portfolio invests at least 80% of
                          U.S. Treasury and certain agencies and         its net assets (plus the amount of borrowings,
                          instrumentalities of the U.S. government,      if any, for investment purposes) in these securities.
                          such as Government National Mortgage
                          Association (GNMA) certificates and Federal    The Portfolio will provide written notice to
                          Housing Administration (FHA) debentures,       shareholders at least 60 days prior to any
                          for which the U.S. Treasury unconditionally    change to the requirement that it invest at
                          guarantees payment of principal and interest   least 80% of its assets as described above.

                        o Securities issued by an agency or              Cash and cash equivalents include cash
                          instrumentality that are not guaranteed by     balances, accrued interest and receivables for
                          the U.S. Treasury, such as securities issued   items such as the proceeds, not yet received,
                          by Federal National Mortgage Association       from the sale of the portfolio's investments.
                          (FNMA), which are supported by the right to
                          borrow money from the U.S. Treasury under      In addition, the Portfolio may invest up to 20%
                          certain circumstances, or securities issued    of its net assets in debt securities rated below
                          by the Federal Home Loan Bank (FHLB),          investment grade or, if unrated, of equivalent
                          which are supported solely by the credit       credit quality as determined by Pioneer.
                          of the agency
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
          Pioneer America Income VCT Portfolio                  Pioneer Bond VCT Portfolio
-------------------------------------------------------------------------------------------------------------
   The Portfolio's investments may have fixed        The Portfolio's investments may have fixed
   or variable principal payments and all types      or variable principal payments and all types
   of interest rate payment and reset terms,         of interest rate payment and reset terms,
   including fixed rate, adjustable rate, zero       including fixed rate, zero coupon, contingent,
   coupon, contingent, deferred, payment in kind     deferred and payment in kind and auction rate
   and auction rate features. The Portfolio may      features. The Portfolio may invest and has in
   invest in securities of any maturity. Although    the past invested in securities with a broad
   the average dollar weighted maturity of the       range of maturities and maintains an average
   Portfolio's assets may vary significantly, it     portfolio maturity which varies based upon
   generally will not exceed 20 years.               the judgment of Pioneer.

   The Portfolio may invest in mortgage-             The Portfolio may invest a substantial portion
   backed securities issued by agencies or           of its assets in mortgage-related securities,
   instrumentalities of the U.S. government.         which represent interest in pools of mortgage
   These securities represent direct or indirect     loans assembled for sale to investors by
   participation in, or are collateralized by and    various U.S. governmental agencies,
   payable from, mortgage loans secured by real      government-related organizations and private
   estate. Certain debt instruments may only pay     issuers. These investments may include
   principal at maturity or may only represent       mortgage-related derivative securities such
   the right to receive payments of principal or     as collateralized mortgage obligations (CMOs).
   payments of interest on underlying pools of       The holder of an interest in a CMO is entitled
   mortgage or government securities, but not        to receive specified cash flows from a pool of
   both. The value of these types of instruments     mortgages. Depending upon the category of
   may change more drastically than debt             CMO purchased, the holder may be entitled to
   securities that pay both principal and interest   payment before the ash flow from the pool is
   during periods of changing interest rates.        used to fund other CMOs or, alternatively, the
   Principal only mortgage-backed securities         holder may be paid only after the cash flow
   generally increase in value if interest rates     has been used to fund other CMOs first.
   decline, but are also subject to the risk of
   prepayment. Interest only instruments generally
   increase in value in a rising interest rate
   environment when fewer of the underlying
   mortgages are prepaid.

   Repurchase agreements are arrangements
   under which the Portfolio purchases securities
   and the seller agrees to repurchase the
   securities within a specific time and at a
   specific price. The purchase price is generally
   higher than the Portfolio's purchase price,
   with the difference being income to the
   Portfolio. The other party's obligations under
   the repurchase agreement are collateralized
   with U.S. Treasury and/or agency obligations
   with a market value of not less than 100%
   of the obligations, valued daily. Repurchase
   agreements afford the Portfolio an opportunity
   to earn income on temporarily available cash
   at low risk. However, in the event that the
   other party to the repurchase agreement
   defaults on its obligations, the Portfolio may
   encounter delay and incur costs before being
   able to sell the security. Such as a delay may
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Pioneer America Income VCT Portfolio                     Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                         involve loss of interest or a decline in price
                         of the security. In addition, if the Portfolio is
                         characterized by a court as an unsecured
                         creditor, it would be at risk of losing some
                         or all of the principal and interest involved
                         in the transaction.

                         The Portfolio may purchase and sell securities,
                         including GNMA certificates, on a when-issued
                         or delayed delivery basis. These transactions
                         arise when securities are purchased or sold by
                         the Portfolio with payment and delivery taking
                         place at a fixed future date. The Portfolio will
                         not earn income on these securities until
                         delivered. The Portfolio may engage in these
                         transactions when it believes they would result
                         in a favorable price and yield for the security
                         being purchased or sold. The market value of
                         when-issued or delayed delivery transactions
                         may increase or decrease as a result of changes
                         in interest rates. These transactions involve risk
                         of loss if the value of the underlying security
                         changes unfavorably before the settlement date.
                         There is also a risk that the other party to the
                         transaction will default on its obligation to
                         purchase or sell the security, which may result
                         in the Portfolio missing the opportunity to
                         obtain a favorable price or yield elsewhere.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   Pioneer considers both broad economic               Pioneer considers both broad economic and
                         factors and issuer specific factors in selecting    issuer specific factors in selecting a portfolio
                         a portfolio designed to achieve the Portfolio's     descried to achieve the Portfolio's investment
                         investment objective. In assessing the              objectives. In assessing the appropriate
                         appropriate maturity and sector weightings of       maturity, rating and sector weighting of the
                         the Portfolio, Pioneer considers a variety of       Portfolio, Pioneer considers a variety of factors
                         factors that are expected to influence economic     that are expected to influence economic activity
                         activity and interest rates. These factors          and interest rates. These factors include
                         include fundamental economic indicators, such       fundamental economic indicators, such as the
                         as the rates of economic growth and inflation,      rates of economic growth and inflation, Federal
                         Federal Reserve monetary policy and the             Reserve monetary policy and the relative value
                         relative value of the U.S. dollar compared to       of the U.S. dollar compared to other currencies.
                         other currencies. Once Pioneer determines           Once Pioneer determines preferable portfolio
                         preferable portfolio characteristics, Pioneer       characteristics, Pioneer selects individual
                         selects individual securities based upon the        securities based upon the terms of the
                         terms of the securities (such as yields             securities (such as yields compared to U.S.
                         compared to U.S. Treasuries or comparable           Treasuries or comparable issues), liquidity and
                         issues), and sector diversification. In making      rating, sector and issuer diversification. Pioneer
                         Portfolio decisions, Pioneer relies on the          also employs fundamental research and due
                         knowledge, experience and judgment of its           diligence to assess an issuer's credit quality,
                         staff and the staff of its affiliates who have      taking into account financial condition and
                         access to a wide variety of research.               profitability, future capital needs, potential for
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Pioneer America Income VCT Portfolio              Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            change in rating, industry outlook, the
                                                            competitive environment and management
                                                            ability. In making these portfolio decisions,
                                                            Pioneer relies on the knowledge, experience
                                                            and judgment of its staff who have access to
                                                            a wide variety of research.
------------------------------------------------------------------------------------------------------------------------------------
 Other investments   See below.                             U.S. government securities include U.S.
                                                            Treasury obligations, such as bills, bonds
                                                            and notes, and obligations issued or
                                                            guaranteed by U.S. government agencies or
                                                            instrumentalities. The obligations may be
                                                            supported by:

                                                            o the full faith and credit of the U.S. Treasury,
                                                              such as securities issued by the GNMA;

                                                            o the authority of the U.S. government to
                                                              purchase certain obligations of the issuer,
                                                              such as securities issued by FNMA;

                                                            o the limited authority of the issuer to borrow
                                                              from the U.S. Treasury; or

                                                            o only the credit of the issuer.

                                                            Certain debt instruments may only pay
                                                            principal at maturity or may only represent
                                                            the right to receive payments of principal or
                                                            payments of interest on underlying pools of
                                                            mortgage or government securities, but not
                                                            both. The value of these types of instruments
                                                            may change more drastically than debt
                                                            securities that pay both principal and interest
                                                            during periods of changing interest rates.
                                                            Principal only mortgage-backed securities
                                                            generally increase in value if interest rates
                                                            decline, but are also subject to the risk of
                                                            prepayment. Interest only instruments
                                                            generally increase in value in a rising interest
                                                            rate environment when fewer of the underlying
                                                            mortgages are prepaid, but remain subject to
                                                            prepayment risk, which could be a loss of any
                                                            expected interest payments, even through
                                                            there is no defaults on the underlying financial
                                                            asset. For mortgage derivatives and structured
                                                            securities that have embedded leverage
                                                            features, small changes in interest or
                                                            prepayment rates may cause large and sudden
                                                            price movements. Mortgage derivatives can
                                                            also become illiquid and hard to value in
                                                            declining markets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Pioneer America Income VCT Portfolio               Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                          For purposes of the Portfolio's credit quality
                                          policies, if a security receives different ratings
                                          from nationally recognized statistical rating
                                          organizations, the Portfolio will use the rating
                                          chosen by the portfolio manager as most
                                          representative of the security's credit quality.

                                          If a rating organization changes the quality
                                          rating assigned to one or more of the
                                          Portfolio's securities, Pioneer will consider
                                          if any action is appropriate in light of the
                                          Portfolio's investment objectives and policies.

                                          The Portfolio may invest up to 20% of its
                                          net assets in debt securities rated below
                                          investment grade or, if unrated, of equivalent
                                          quality as determined by Pioneer. Debt
                                          securities rated below investment grade are
                                          commonly referred to as "junk bonds" and
                                          are considered speculative. Below investment
                                          grade debt securities involve greater risk of
                                          loss, are subject to greater price volatility and
                                          are less liquid, especially during periods of
                                          economic uncertainty or change, than higher
                                          quality debt securities. The Portfolio may
                                          invest in debt securities rated "D" or better.

                                          The Portfolio may invest up to 15% of its total
                                          assets in equity and debt securities of non-
                                          U.S. corporate issuers and in debt securities
                                          of non-U.S. government issuers. The Portfolio
                                          will not invest more than 5% of its total
                                          assets in the securities of emerging markets
                                          issuers. The Portfolio invests in non-U.S.
                                          securities to diversify its portfolio when they
                                          offer similar or greater potential to provide
                                          income and capital gains compared to
                                          U.S. securities. The Portfolio may invest
                                          in Canadian issuers to the same extent as
                                          securities of U.S. issuers (non-U.S. issuers
                                          does not include Canadian issuers). Investing
                                          in Canadian and non-U.S. issuers may involve
                                          unique risks compared to investing in
                                          securities of U.S. issuers. These risks
                                          may include

                                          o Less information about non-U.S. issuers
                                            or markets may be available due to less
                                            rigorous disclosure or accounting standards
                                            or regulatory practices
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Pioneer America Income VCT Portfolio                  Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                                              o Many non-U.S. markets are smaller, less
                                                                                liquid and more volatile. In a changing
                                                                                market, Pioneer may not be able to sell the
                                                                                Portfolio's investments at times, in amounts
                                                                                and at prices it considers reasonable

                                                                              o Adverse effects of currency exchange rates
                                                                                or controls on the value of the Portfolio's
                                                                                investments

                                                                              o The economies of non-U.S. countries may
                                                                                grow at slower rates than expected or may
                                                                                experience a downturn or recession

                                                                              o Economic, political and social developments
                                                                                may adversely affect the securities markets

                                                                              o Withholding and other non-U.S. taxes may
                                                                                decrease the Portfolio's return.
------------------------------------------------------------------------------------------------------------------------------------

 Temporary defensive        Normally, each Portfolio invests substantially all of its assets to meet its investment objective(s).
 strategies                 Each Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each Portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.
                            During such periods, the Portfolio may not be able to achieve its investment objective(s). Each
                            Portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the
                            Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------
 Short-term trading         Each Portfolio usually does not trade for short-term profits. Each Portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the
                            Portfolio's investment criteria. If a Portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------
                                              Classes of Shares, Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges              The Class I and/or Class II shares of Pioneer Bond VCT Portfolio you receive in the
                            Reorganization will not be subject to any sales charge.
------------------------------------------------------------------------------------------------------------------------------------
 Management fees            Pioneer's annual fee for managing the Portfolio   Pioneer's annual fee for managing the
                            is equal to 0.50% of the Portfolio's average      Portfolio is equal to 0.50% of the Portfolio's
                            daily net assets up to $1 billion, and 0.45% of   average daily net assets. The fee is computed
                            average daily net assets over $1 billion. The     daily and paid monthly.
                            fee is computed daily and paid monthly.
                            --------------------------------------------------------------------------------------------------------
                            A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in each Portfolio's December 31, 2006 annual report to shareholders.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Class I shares of each Portfolio are not subject to a Rule 12b-1 fee. Each Portfolio has adopted
 (12b-1) fee                a plan of distribution for its Class II shares in accordance with Rule 12b-1 under the 1940 Act.
                            Under each plan, the Portfolio pays to Pioneer Funds Distributor, Inc., a distribution fee of
                            0.25% of the average daily net assets attributable to the Portfolio's Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   Pioneer America Income VCT Portfolio   Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                              Buying and Selling Shares
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares    Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans.
                  Shares of the Portfolios are sold at net asset value. Investments each Portfolio are expressed in terms of the full and fractional shares of the Portfolio purchased. Investments in a Portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a Portfolio. The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares   Shares of each Portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable
                  Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Portfolio but in no event later than seven days following receipt of instructions. Each Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York
                  Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the Portfolio to sell or value its investments.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

Principal Risks of Both Portfolios

     Debt securities risks. Even though each Portfolio seeks current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

  o Interest rates go up causing the value of the Portfolio's investments to decline

  o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

  o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

  o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     To the extent that either Portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than if its invested in other fixed income securities.

     Not all U.S. government securities are backed by the full faith and credit of the United States. Some agencies and instrumentalities, such as FNMA, are only supported by the right to borrow money from the U.S. treasury under certain circumstances. Other agencies and instrumentalities, such as the FHLB, are supported solely by the credit of the agency. The guarantee by the U.S. Treasury or agency or instrumentality of the U.S. government applies only to payment of principal and interest and does not extend to the market value of the security.

Principal Risks of Investing in Pioneer Bond VCT Portfolio

     Even though the Portfolio seeks current income, you could lose money on you investment or not make as much as if you invested elsewhere if:

  o The issuer of a security owned by the Portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

  o To the extent that the Portfolio invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile, and it may be more difficult to achieve preservation of capital

     Market segment risks. To the extent either Portfolio emphasizes, from time to time, investments in a market segment, the Portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a Portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

The Portfolios' Fees and Expenses

     Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the most recent fiscal year ended December 31, 2006. Future expenses may be greater or less. The tables also show the pro forma expenses of the combined portfolio assuming the Reorganization occurred on December 31, 2006. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which either Portfolio are investment options. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

                                                                                      Combined
                                                                                      Pioneer
                                                 Pioneer            Pioneer             Bond
                                             America Income          Bond          VCT Portfolio
                                              VCT Portfolio      VCT Portfolio       (Pro Forma
                                            (12 months ended   (12 months ended   12 months ended
                                              December 31,       December 31,       December 31,
                                                  2006)              2006)             2006)
                                           ------------------ ------------------ -----------------
Annual Portfolio Operating Expenses
 (deducted from Portfolio assets)
 (as a % of average daily net assets)      Class I            Class I            Class I
Management Fee ...........................   0.50%(1)            0.50%              0.50%
Distribution and Service (12b-1) Fee .....    None               None                None
Other Expenses ...........................   0.16%               0.30%              0.19%
Total Annual Portfolio Operating Expenses    0.66%               0.80%              0.69%
--------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .    N/A               (0.18)%(2)        (0.07)%(3)
Net Expenses .............................   0.66%               0.62%(2)           0.62%(3)

                                                                                      Combined
                                                                                       Pioneer
                                                 Pioneer            Pioneer             Bond
                                             America Income          Bond           VCT Portfolio
                                              VCT Portfolio      VCT Portfolio       (Pro Forma
                                            (12 months ended   (12 months ended    12 months ended
                                              December 31,       December 31,       December 31,
                                                  2006)              2006)              2006)
                                           ------------------ ------------------ ------------------
Annual Portfolio Operating Expenses
 (deducted from Portfolio assets)
 (as a % of average daily net assets)      Class II             Class II       Class II
Management Fee ...........................   0.50%(1)             N/A           0.50%
Distribution and Service (12b-1) Fee .....   0.25%                N/A           0.25%
Other Expenses ...........................   0.16%                N/A           0.20%
Total Annual Portfolio Operating Expenses    0.91%                N/A           0.95%
----------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations .    N/A                 N/A          (0.07)%(3)
Net Expenses .............................   0.91%                N/A           0.88%(3)

     This hypothetical examples below help you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's total operating expenses remain the same and (e) Pioneer's contractual expense limitation for the combined Pioneer Bond VCT Portfolio are in effect for year one. Pro forma expenses are included assuming a Reorganization with your Portfolio and Pioneer International Value VCT Portfolio. The examples do not reflect any fees or sales charges imposed by a Variable Contract for which either Portfolio is an investment option. If they were included, your costs would be higher. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

                                                                 Combined
                                                                  Pioneer
                             Pioneer            Pioneer            Bond
Number of years          America Income          Bond          VCT Portfolio
you own your shares       VCT Portfolio      VCT Portfolio      (Pro Forma)
---------------------   ----------------   ----------------   --------------
Class I Shares
 Year 1 .............        $   67              $ 63             $   63
 Year 3 .............        $  211              $237             $  214
 Year 5 .............        $  368              $426             $  377
 Year 10 ............        $  822              $973             $  852
Class II Shares
 Year 1 .............        $   93               N/A             $   90
 Year 3 .............        $  290               N/A             $  296
 Year 5 .............        $  504               N/A             $  519
 Year 10 ............        $1,120               N/A             $1,160

----------
(1) Effective January 1, 2006, management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets up to $1 billion; and 0.45% of average daily net assets over $1 billion. Prior to January 1, 2006, management fees were calculated daily at the annual rate of 0.55% of the Portfolio's average daily net assets.

(2) The expenses in this table reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, limit other ordinary operating expenses to the extent required to reduce Pioneer Bond VCT Portfolio's Class I expenses to 0.62% of the average daily net assets attributable to Class I shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008.

(3) The expenses in this table reflect the contractual expense limitation that will be in effect through May 1, 2008, assuming shareholders of your fund approve the Reorganization, under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, limit other ordinary operating expenses to the extent required to reduce the combined portfolio's Class I expenses to 0.62% of the average daily net assets attributable to Class I shares; the portion of the combined portfolio expenses attributable to Class II shares are reduced only to the extent such expenses are reduced for Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008.

Comparison of Portfolio Performance

     The bar charts show the calendar year-by-year performance of each Portfolio's Class I shares for the past ten calendar years. Class II shares will have different performance. The tables show the average annual total return of each Portfolio over time compared with a broad-based securities market index. The Portfolios' returns in the bar charts and tables are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the Qualified Plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results.


    Pioneer America Income VCT Portfolio's Annual Return -- Class I Shares*
                           (Year ended December 31)

[the following information was represented as a bar chart in the printed material]

'97              8.44
'98              8.15
'99             -2.52
'00             11.75
'01              6.52
'02             10.32
'03              1.81
'04              3.42
'05              2.02
'06              3.41

----------
* During the period shown in the bar chart, Pioneer America Income VCT Portfolio's highest quarterly return was 4.83% for the quarter ended 9/30/02, and the lowest quarterly return was (1.78)% for the quarter ended 6/30/04.

         Pioneer Bond VCT Portfolio's Annual Return -- Class I Shares*
                           (Year ended December 31)

     Pursuant to an agreement and plan of reorganization, the Portfolio acquired all of the assets and those liabilities reflected in the net asset value of Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the Portfolio is the accounting successor of the predecessor portfolio, which commenced operations on July 21, 1987. The performance of Class I shares of the Portfolio prior to December 10, 2004 reflects the performance of the predecessor portfolio. Since August 2, 2004, Pioneer has served as the Portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment

[the following information was represented as a bar chart in the printed material]

'97              8.41
'98              8.90
'99             -3.99
'00             11.79
'01              7.28
'02              7.79
'03              3.28
'04              3.52
'05              2.62
'06              4.68

----------
* During the period shown in the bar chart, Pioneer Bond VCT Portfolio's highest quarterly return was 4.95% for the quarter ended 9/30/98, and the lowest quarterly return was (2.60)% for the quarter ended 6/30/04.

                         Average Annual Total Returns*
                     (for periods ended December 31, 2006)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Since
                                                                      1 Year      5 Years     10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------
 Pioneer America Income VCT Portfolio                                                                        (3/1/95)
------------------------------------------------------------------------------------------------------------------------------------
  Class I                                                               3.41%       4.15%    5.25%              5.02%
------------------------------------------------------------------------------------------------------------------------------------
  Class II(1)                                                           3.15%       3.88%    4.98%              4.75%
------------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Government Bond Index(2)                               3.48%       4.64%    6.01%              6.44%
------------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index(3)         5.22%       4.85%    6.16%              6.63%
------------------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond VCT Portfolio                                                                                 (7/21/87)(4)
------------------------------------------------------------------------------------------------------------------------------------
  Class I                                                               4.68%       4.36%    5.34%              6.44%
------------------------------------------------------------------------------------------------------------------------------------
  Class II                                                               N/A         N/A      N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(5)                                4.33%       5.06%    6.24%              7.59%
------------------------------------------------------------------------------------------------------------------------------------

----------
* Assumes the reinvestment of dividends and distributions, and sale of shares at the end of the period.

(1) The performance of the Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

(2) The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Unlike the Portfolio, the index is not managed and does not incur expenses.

(3) The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the GNMA, Federal Home Loan Mortgage Corporation (FHLMC) and FNMA. Unlike the Portfolio, the index is not managed and does not incur expenses.

(4) The inception date of the Portfolio is December 10, 2004 pursuant to the reorganization of the predecessor portfolio. The predecessor portfolio commenced operations on July 21, 1987.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, mortgage-Backed, Asset Backed and Commercial Mortgage-Backed securities indices. Unlike the Portfolio, the index is not managed and does not incur expenses.

     The most recent portfolio management discussion of each Portfolio's performance is attached as Exhibit B.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Portfolio as of December 31, 2006 and the pro forma combined capitalization of the combined portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the securities of both Portfolios between December 31, 2006 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of both Portfolios during the same period.

                                                                                   Pro Forma
                                   Pioneer                 Pioneer                  Pioneer
                                America Income               Bond                     Bond
                                VCT Portfolio           VCT Portfolio              Portfolio
                             (December 31, 2006)     (December 31, 2006)     (December 31, 2006)(1)
                            ---------------------   ---------------------   -----------------------
Net Assets ..............       $ 40,945,794            $ 30,569,421             $ 71,515,215
 Class I ................       $ 20,796,531            $ 30,569,421             $ 51,365,952
 Class II ...............       $ 20,149,263                 N/A                 $ 20,149,263
Net Asset Value Per Share
 Class I ................       $       9.71            $      10.72             $      10.72
 Class II ...............       $       9.72                     N/A             $      10.72
Shares Outstanding
 Class I ................          2,142,423               2,851,614                4,791,589
 Class II ...............          2,072,650                     N/A                1,879,595

----------
(1) The pro forma data reflects adjustments to account for the costs of the Reorganization borne by each Portfolio, which are estimated in the aggregate to be $15,000.

     It is impossible to predict how many shares of Pioneer International Value VCT Portfolio will actually be received and distributed by your Portfolio on the Closing Date of the Reorganization. The table should not be relied upon to determine the amount of Pioneer International Value VCT Portfolio's shares that will actually be received and distributed.

         PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

  o The Reorganization is scheduled to occur as of the close of business on
    [          ], 2007 but may occur on such later date as the parties may agree in writing. Your Portfolio will transfer all of its assets to Pioneer Bond VCT Portfolio, and Pioneer Bond VCT Portfolio will assume all of your Portfolio's liabilities. This will result in the addition of your Portfolio's assets to Pioneer Bond VCT Portfolio investments. The net asset value of both Portfolios will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

  o Pioneer Bond VCT Portfolio will issue to your Portfolio Class I shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's Class I shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to Class I shareholders of record of your Portfolio in proportion to their holdings on the Closing Date. As a result, Class I shareholders of record of your Portfolio will end up as Class I shareholders of record of Pioneer Bond VCT Portfolio.

  o Pioneer Bond VCT Portfolio will issue to your Portfolio Class II shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's Class II shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to Class II shareholders of record of your Portfolio in proportion to their holdings on the Closing Date. As a result, Class II shareholders of record of your Portfolio will end up as Class II shareholders of record of Pioneer Bond VCT Portfolio.

  o After the shares are issued, your Portfolio will be dissolved.

Reasons for the Proposed Reorganization

     The Trustees of your Portfolio believe that the proposed Reorganization will be advantageous to the shareholders of your Portfolio for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

     First, the Reorganization would enhance the potential for one of the two Portfolios to achieve growth in assets. The combined portfolio may be better positioned to attract assets than your Portfolio. At their current asset size, neither Portfolio alone has sufficient assets to operate as effectively as many of their peers. The combined portfolio would offer an opportunity to invest more broadly in debt securities and other investments in which your Portfolio may not invest. After the Reorganization, the combined portfolio's greater asset size, although still small relative to its peers, may allow it to (i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base. In addition, the Reorganization will eliminate redundancies in Pioneer's product offerings, strengthening Pioneer's efforts to pursue investment and market opportunities.

     Second, the historical performance of Pioneer Bond VCT Portfolio is higher than that of Pioneer America Income VCT Portfolio. Your Portfolio's Class I shares' average annual total returns for the one-year, five-year and 10-year periods ended December 31, 2006 were 3.41%, 4.15% and 5.25%, whereas Pioneer International Value VCT Portfolio's Class I shares' average annual total returns for the same periods were 4.68%, 4.36%, 5.34% and 6.44% for the same periods.

     Third, since the management fee rate is the same for both Portfolios (not taking into effect any breakpoints), there will be no increase in management fee (as a percentage of average daily net assets) as a result of the Reorganization. As a result of Pioneer's current contractual expense limitation, Pioneer Bond VCT Portfolio's Class I shares' net expenses for the most recent fiscal year ended December 31, 2006 were lower than your fund's Class I shares' total expenses for the same period. In addition, it is anticipated that the pro forma net annual operating expenses of the combined portfolio's Class I and Class II shares after the Reorganization will be the lower than your Portfolio's the historical total annual operating expenses, which have the potential to decrease further with asset growth. Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, limit other ordinary operating expenses to the extent required to reduce the combined portfolio's Class I expenses to 0.62% of the average daily net assets attributable to Class I shares; the portion of the combined portfolio expenses attributable to Class II shares are reduced only to the extent such expenses are reduced for Class I shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2008.

     Fourth, the Boards of both Portfolios considered that each Portfolio would bear equally half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the balance of these expenses. The Boards of both Portfolios estimate that these expenses in the aggregate will not exceed $15,000. The Boards also considered that a portion of Pioneer America Income VCT Portfolio's assets would likely be liquidated after the Reorganization in order that the resulting combined portfolio will reflect Pioneer Bond VCT Portfolio's ability to invest in a wide variety of fixed income securities, including below investment grade securities and non-U.S. securities, which will result in greater credit risks, additional transactions costs and higher turnover in the short term.

     Fifth, the Boards of both Portfolios considered that the Portfolios' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger combined portfolio, which would result in a decrease in the combined portfolio's gross expenses. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

                     BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Board of Trustees of your Portfolio, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Portfolio and that the interests of your Portfolio's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Bond VCT Portfolio, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Bond VCT Portfolio and that the interests of Pioneer Bond VCT Portfolio's shareholders would not be diluted as a result of the Reorganization.

     The Trustees of your Portfolio recommend that the shareholders of your Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

              TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

  o Each Reorganization is scheduled to occur as of the close of business on
    [          ], 2007 but may occur on such later date as the parties may agree in writing. Your Portfolio will transfer all of its assets to the corresponding Pioneer Portfolio. The corresponding Pioneer Portfolio will assume all of your Portfolio's liabilities. This will result in the addition of your Portfolio's assets to the corresponding Pioneer Portfolio. The net asset value of both Portfolios will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date of the Reorganization.

  o The corresponding Pioneer Portfolio will issue to your Portfolio Class I and/or Class II shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's corresponding classes of shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to your Portfolio's shareholders of record (not contract holders) in proportion to the relative net asset value of their holdings of your Portfolio's shares on the Closing Date of the Reorganization. As a result, your Portfolio's shareholders of record will end up as shareholders of record of the relevant class of the corresponding Pioneer Portfolio.

  o After the shares are issued, your Portfolio will be dissolved.

  o Each Reorganization is not intended to result in any income, gain or loss being recognized for federal income tax purposes to the corresponding Pioneer Portfolio, your Portfolio or the shareholders of your Portfolio and will not take place unless both Pioneer Portfolios involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Trust.

Agreement and Plan of Reorganization

     The shareholders of your Portfolio are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which includes all the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

     Conditions to Closing the Reorganization. The obligation of each Portfolio to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by each Portfolio of all its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Sections 6 and 7). The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

     The obligations of each Portfolio are subject to the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your Portfolio, in accordance with the provisions of your Portfolio's Agreement and Declaration of Trust and By-Laws. The Portfolios' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the treatment of the Reorganizations as reorganizations under Section 368(a) of the Code for federal income tax purposes (see Agreement and Plan of Reorganization, Section 7).

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date of the Reorganization, all certificates will be canceled on the Closing Date of the Reorganization, will no longer evidence ownership of your Portfolio's shares and will evidence ownership of the corresponding Pioneer Portfolio shares. The corresponding Pioneer Portfolio will not issue share certificates in the Reorganization.

     Termination of Agreement and Plan of Reorganization. The Board of Trustees of each Portfolio may terminate the Agreement and Plan of Reorganization (even if the shareholders of your Portfolio have already approved it) at any time before the Closing Date, if the Boards believe that proceeding with the Reorganization would no longer be advisable.

     Expenses of the Reorganization. With respect to each Reorganization, each Portfolio will bear equally half of all the expenses incurred in connection with its Reorganization, including the costs of preparation, printing and mailing of any shareholder communications. Pioneer will bear the balance of these expenses.

                       TAX STATUS OF EACH REORGANIZATION

     Each Reorganization is not intended to result in any income, gain or loss being recognized for U.S. federal income tax purposes and will not take place unless Pioneer Variable Contracts Trust, on behalf of each Portfolio and each Pioneer Portfolio, receives a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Trust, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

  o No gain or loss will be recognized by your Portfolio upon (1) the transfer of all of its assets to the corresponding Pioneer Portfolio as described in this Proxy Statement/Prospectus or (2) the distribution by your Portfolio of the corresponding Pioneer Portfolio shares to your Portfolio's shareholders of record;

  o No gain or loss will be recognized by the corresponding Pioneer Portfolio upon the receipt of your Portfolio's assets solely in exchange for the issuance of the corresponding Pioneer Portfolio shares to your Portfolio and the assumption of your Portfolio's liabilities by the corresponding Pioneer Portfolio;

  o The basis of the assets of your Portfolio acquired by the corresponding Pioneer Portfolio will be the same as the basis of those assets in the hands of your Portfolio immediately before the transfer;

  o The tax holding period of the assets of your Portfolio in the hands of the corresponding Pioneer Portfolio will include your Portfolio's tax holding period for those assets;

  o You, in your capacity as a shareholder of record, contract holder, or plan participant, as the case may be, will not recognize gain or loss upon the exchange of the shares of your Portfolio solely for the corresponding Pioneer Portfolio shares as part of the Reorganization;

  o The basis of the corresponding Pioneer Portfolio shares received by the shareholders of record in the Reorganization will be the same as the basis of the shares of your Portfolio surrendered in exchange; and

  o The tax holding period of the corresponding Pioneer Portfolio shares received by the shareholders of record will include the tax holding period of the shares of your Portfolio surrendered in exchange, provided that the shares of your Portfolio were held by the shareholders of record as capital assets on the date of the exchange.

     In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Trust, on behalf of each Portfolio.

     No tax ruling has been or will be received from the IRS in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing discussion does not address certain classes of taxpayers who are subject to special circumstances, such as taxpayers who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

                        VOTING RIGHTS AND REQUIRED VOTE

     Each share of your Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. A quorum is required to conduct business at the meeting. With respect to your Portfolio, one-third of the outstanding shares of your Portfolio entitled to cast votes at the meeting will constitute a quorum; however, since the proposal must be approved by "a majority of the outstanding voting securities," as defined under the 1940 Act, at least 50% of the outstanding shares must have submitted instruction forms to approve the proposal. A "majority of the outstanding voting securities" of your Portfolio means the lesser of:

  1. 67% or more of the shares of your Portfolio present at the meeting, if the holders of at least 50% of all the outstanding shares of your Portfolio entitled to vote are represented at the meeting, or

  2. more than 50% of the outstanding shares of your Portfolio entitled to vote at the meeting.

     The table below shows how shares will be treated for the purposes of quorum and voting requirements.

------------------------------------------------------------------------------------------------------------------------------------
              Shares                                 Quorum                                        Voting
------------------------------------------------------------------------------------------------------------------------------------
 In General                       All shares "present" that have executed a   Shares "present" in person will be voted in
                                  proxy/instruction form are                  person at the meeting. Shares present by
                                  counted toward a quorum.                    executing a proxy/instruction form will be
                                                                              voted in accordance with instructions.
------------------------------------------------------------------------------------------------------------------------------------
 Signed Proxy/Instruction Form    Considered "present" at                     Voted "for" the proposal.
 with no Voting Instruction       meeting for purposes of quorum.
 (other than Broker Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the       Considered "present" at                     Broker non-votes do not count as a vote "for"
 underlying holder had not        meeting for purposes of quorum.             the proposal and effectively result in a vote
 voted and the broker does not                                                "against" the proposal.
 have discretionary authority to
 vote the shares)
------------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                  Considered "present" at                     Abstentions do not constitute a vote "for" the
                                  meeting for purposes of quorum.             proposal and effectively result in a vote
                                                                              "against" the proposal.
------------------------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/
Prospectus, and your Portfolio will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Portfolio. Pioneer oversees each Portfolio's operations and is responsible for the day-to-day management of the Portfolio's investments. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $81 billion worldwide, including over $310 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of each of the Pioneer Portfolios is responsible for overseeing the performance of Pioneer Portfolios' investment adviser and determining whether to approve and renew a Portfolio's investment management agreement.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Portfolios' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supercede the Exemptive Order, Pioneer and the Pioneer Portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Portfolios' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareholder approval.


Disclosure of Portfolio Holdings

     Each Pioneer Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities are described in the Statement of Additional Information and on Pioneer's website at www.pioneerinvestments.com.

Buying and Selling Shares of the Pioneer Portfolios

     Net Asset Value. Each Pioneer Portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each Pioneer Portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the Portfolio uses a security's fair value. All methods of determining the value of a security used by the Portfolio, including those discussed below, on the basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the Portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the Portfolio relies upon securities prices provided by pricing services.

     Each Pioneer Portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Portfolio, developments relating to specific events, the securities market or the specific issuer may occur between the time the primary market closes and the time the Portfolio determines its net asset value. In those circumstances, when the Portfolio believes the price of the security may be affected, the Portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the Portfolio could change on a day you cannot buy or sell shares of the Portfolio.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Each Pioneer Portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each Portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a Portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in Shares of the Pioneer Portfolios

     Each Pioneer Portfolio may sell its shares directly to: (i) separate accounts established and maintained by insurance companies for the purposes of funding Variable Contracts, and (ii) Qualified Plans. Shares of the Pioneer Portfolios are sold at net asset value. Investments in each Pioneer Portfolio are expressed in terms of the full and fractional shares of the Pioneer Portfolio purchased. Investments in a Pioneer Portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the Pioneer Portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a Pioneer Portfolio. The offering of shares of any Pioneer Portfolio may be suspended for a period of time and each Pioneer Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a Pioneer Portfolio.

     Since contract owners may not directly purchase shares of the Pioneer Portfolios, contract owners should read the prospectus for their insurance company's Variable Contract to learn how to purchase a Variable Contract that offers the Pioneer Portfolios as an investment option.

     The interests of Variable Contracts and Qualified Plans investing in the Pioneer Portfolios could conflict due to differences of tax treatment and other considerations. The Pioneer Portfolios currently do not foresee any disadvantages to investors arising out of the fact that each Pioneer Portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each Pioneer Portfolio may offer its shares to Qualified Plans. Nevertheless, the Pioneer Portfolios' Trustees intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more Pioneer Portfolios and shares of another portfolio may be substituted. This might force a Pioneer Portfolio to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Pioneer Portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any Pioneer Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Pioneer Portfolio.

     Insurance companies and plan fiduciaries are required to notify a Pioneer Portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the IRS. The Pioneer Portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec][sec] 1.817-5 is revoked or challenged. The Pioneer Portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the IRS may be liable to the Pioneer Portfolios or Pioneer for losses incurred by the Pioneer Portfolios or Pioneer as a result of such action.

     Selling. Shares of a Pioneer Portfolio may be sold on any business day. Pioneer Portfolio shares are sold at net asset value next determined after receipt by the Pioneer Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's variable annuity or variable insurance contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Pioneer Portfolio but in no event later than seven days following receipt of instructions. Each Pioneer Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the Pioneer Portfolio to sell or value its investments.

     You can obtain more free information about the Pioneer Portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-622-3265.

     Excessive Trading. Frequent trading into and out of the Pioneer Portfolios can disrupt Portfolio management strategies, harm Pioneer Portfolio performance by forcing the Pioneer Portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Pioneer Portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Pioneer Portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Pioneer Portfolio's shares to be excessive for a variety of reasons, such as if a variable annuity or variable life insurance contract holder or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a Pioneer Portfolio within a short period of time after the shares were purchased;

     o Two or more purchases and redemptions within a short period of time; or

     o A series of transactions that is indicative of a timing pattern or strategy.

     The Pioneer Portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of a Pioneer Portfolio shares by investors. Because the insurance company aggregates the trading by its contract holders, we are not able to monitor trading at the contract holder level. If we are advised by an insurance company that a contract holder, initiating transactions in a Pioneer Portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the Pioneer Portfolio, we will ask the insurance company to restrict the contract holder from placing further purchase orders in the Pioneer Portfolio. We make seek limitations on trading activity by Qualified Plans investing in a Pioneer Portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the Pioneer Portfolio's shareholders. In order to prevent short-term trading in Portfolios that primarily invest in non-U.S. securities, these Portfolios use a fair value pricing services, as discussed under "Net Asset Value."

     While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics described to evade detection. If we are not successful, the return of an investor in a Pioneer Portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the Pioneer Portfolios to monitor and restrict such activities. Consequently, an investment in a Pioneer Portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

     The Pioneer Portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that an insurance company or plan administrator restrict transactions activity by a contract holder for any reasons, without prior notice, including transactions that the Portfolios believes are requested on behalf of market timers. The Pioneer Portfolios reserve the right to reject any purchase request by a Qualified Plan or insurance company if the Pioneer Portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the Pioneer Portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pioneer Portfolio. The Pioneer Portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The Pioneer Portfolios may impose further restrictions on trading activities by market timers in the future. Each Pioneer Portfolio's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     Distribution Plan. Each Portfolio has adopted a plan of distribution for its Class II shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, each Portfolio pays to Pioneer Funds Distributor, Inc. ("PFD") a distribution fee of 0.25% of the average daily net assets attributable to its Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

     Additional Dealer Compensation. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by PFD. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Portfolios or cooperate with the distributor's promotional efforts.

     Distributions and Taxes. Each Pioneer Portfolio (other than Pioneer Bond VCT Portfolio) generally pays any distributions of net short- and long-term capital gains in June. Pioneer Bond VCT Portfolio generally pays distributions of net short- and long-term capital gains in November. Pioneer Bond VCT Portfolio and Pioneer America Income VCT Portfolio declare dividends daily and normally pay dividends from net investment income on the last business day of each month. Pioneer Value VCT Portfolio generally pays dividends from any net investment income semi-annually in June and December. Pioneer Fund VCT Portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. Each Pioneer Portfolio may also pay dividends and capital gain distributions at other times if necessary for the Pioneer Portfolio to avoid federal income or excise tax.

     Shares of each Pioneer Portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Contract holders should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the Pioneer Portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such Qualified Plans.

     Under the Code, a Pioneer Portfolio's dividends and distributions of net short-term capital gain in excess of net long-term capital loss to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally are treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or the Qualified Plan rather than by the contract holder or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividend and capital gain distributions they receive from any Pioneer Portfolio.

     Each Pioneer Portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each Pioneer Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each Pioneer Portfolio generally will not be subject to U.S. federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

     In addition to the above, each Pioneer Portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and the Statement of Additional Information for the Pioneer Portfolio.

                             FINANCIAL HIGHLIGHTS
                           PIONEER FUND VCT PORTFOLIO

     The information below for the fiscal years ended December 31, 2002 through December 31, 2006 for Class II shares of Pioneer Fund VCT Portfolio has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report is included in the Portfolio's annual report along with the Portfolio's financial statements. The annual report is available upon request.



                                                                 Year         Year         Year         Year         Year
                                                                 Ended        Ended        Ended       Ended        Ended
                                                               12/31/06     12/31/05     12/31/04     12/31/03     12/31/02
Class II                                                     ------------ ------------ ------------ ----------- -------------
Net asset value, beginning of period                           $ 21.49      $ 20.51      $ 18.66      $ 15.25     $  19.05
                                                               -------      -------      -------      -------     --------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.25      $  0.20      $  0.18      $  0.14     $   0.13
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   3.25         1.01         1.85         3.42        (3.78)
                                                               -------      -------      -------      -------     --------
  Net increase (decrease) from investment operations           $  3.50      $  1.21      $  2.03      $  3.56     $  (3.65)
Distributions to shareowners:
 Net investment income                                           (0.26)       (0.23)       (0.18)       (0.15)       (0.15)
                                                               --------     --------     --------     -------     --------
 Net increase (decrease) in net asset value                    $  3.24      $  0.98      $  1.85      $  3.41     $  (3.80)
                                                               --------     --------     --------     -------     --------
 Net asset value, end of period                                $ 24.73      $ 21.49      $ 20.51      $ 18.66     $  15.25
                                                               ========     ========     ========     =======     ========
Total return*                                                    16.35%        5.94%       10.93%       23.44%      (19.25)%
Ratio of net expenses to average net assets+                      0.95%        0.95%        0.96%        1.00%        1.06%
Ratio of net investment income to average net assets+             1.10%        1.01%        1.00%        0.87%        0.84%
Portfolio turnover rate                                              9%          23%          17%          11%          11%
Net assets, end of period (in thousands)                      $155,710     $116,656     $133,627      $87,488     $ 36,218
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.95%        0.95%        0.96%        1.00%        1.06%
 Net investment income                                            1.10%        1.01%        1.00%        0.87%        0.84%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                             FINANCIAL HIGHLIGHTS
                          PIONEER BOND VCT PORTFOLIO

     The information below for the fiscal years ended December 31, 2002 through December 31, 2006 for Class I shares of Pioneer Bond VCT Portfolio has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report is included in the Portfolio's annual report along with the Portfolio's financial statements. The annual report is available upon request.

                                                                    Year        Year         Year          Year        Year
                                                                   Ended       Ended         Ended        Ended       Ended
Class I                                                           12/31/06    12/31/05   12/31/04 (a)    12/31/03    12/31/02
Net asset value, beginning of period                              $ 10.79     $ 11.61      $ 11.24       $ 11.39     $ 11.12
                                                                  -------     -------      -------       -------     -------
Net increase (decrease) from investment operations:
 Net investment income                                            $  0.50     $  0.59      $  0.44       $  0.46     $  0.52
 Net realized and unrealized gain (loss) on investments             (0.01)      (0.29)       (0.04)        (0.09)       0.35
                                                                  -------     -------      -------       -------     -------
  Net increase from investment operations                         $  0.49     $  0.30      $  0.40       $  0.37     $  0.87
Distributions to shareowners:
 Net investment income                                              (0.56)      (1.12)       (0.03)        (0.52)      (0.60)
                                                                  -------     -------      -------       -------     -------
Net increase (decrease) in net asset value                       $  (0.07)   $  (0.82)     $  0.37       $ (0.15)    $  0.27
                                                                 --------    --------      -------       -------     -------
Net asset value, end of period                                   $  10.72    $  10.79      $ 11.61       $ 11.24     $ 11.39
                                                                 ========    ========      =======       =======     =======
Total return*                                                        4.68%       2.62%        3.56%         3.28%       7.79%
Ratio of net expenses to average net assets+                         0.62%       0.62%        0.89%         0.86%       0.84%
Ratio of net investment income to average net assets+                4.71%       4.48%        3.61%         3.79%       4.87%
Portfolio turnover rate                                                18%         31%          57%           56%         87%
Net assets, end of period (in thousands)                         $ 30,569    $ 33,332      $45,793      $ 51,565     $51,201
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                        0.80%       0.83%        0.89%         0.86%       0.84%
 Net investment income                                               4.52%       4.27%        3.61%         3.79%       4.87%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.62%       0.62%        0.89%         0.86%       0.84%
 Net investment income                                               4.71%       4.48%        3.61%         3.79%       4.87%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                      INFORMATION CONCERNING THE MEETING

Voting by Contract holders

     Because the insurance company that issued your Variable Contract is the owner of record of shares of the Portfolio, your vote will instruct the insurance company how to vote the shares of the Portfolio attributable to your contract. The insurance company will vote all of the shares of the Portfolio that it holds that are not attributable to any Variable Contract in the same proportion as the voting instructions received from its contract holders with respect to the Portfolio. The insurance company will also vote those shares for which no timely voting instruction was received from the contract holder in the same proportion as the voting instructions timely received from its other contract holders with respect to the Portfolio.

Solicitation of Proxies/Voting Instructions

     In addition to the mailing of these Proxy Statement/Prospectus materials, proxies and voting instructions may be solicited by telephone, the Internet, by fax or in person by the Trustees and officers of your Portfolio; by personnel of Pioneer or Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide solicitation services
to your Portfolio at a cost of approximately $[        ]. Pioneer has agreed to
pay 50% of the costs of preparing and printing the Proxy Statement/Prospectus and of the solicitation costs incurred in connection with the Reorganizations. The Portfolios and the Pioneer Portfolios will each pay an equal portion of the remaining 50% of the costs incurred in connection with their corresponding Reorganization.

Householding

     If you have previously given your Portfolio permission to do so, the Portfolio may send a single Proxy Statement/Prospectus to your residence for you and any other member of your household who has an account with the Portfolio. If you wish to revoke your consent to this practice, you may do so by notifying your Portfolio, by phone or in writing by using the telephone number and address on page 1 of the Proxy Statement/Prospectus. Your Portfolio will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Revoking Instructions

     Each shareholder of your Portfolio by signing and returning a proxy/instruction form has the power to revoke it at any time before it is exercised:

  o By filing a written notice of revocation with Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109,

  o By returning a duly executed proxy/voting instruction form with a later date before the time of the meeting, or

  o If a shareholder has executed proxy/voting instruction form but is present at the meeting and wishes to vote in person, by notifying the secretary of your Portfolio (without complying with any formalities) at any time before it is voted.

Outstanding Shares

     Only shareholders of record on [          ], 2007 (the "record date"), and
any applicable contract holders as the record date, are entitled to notice of and vote on the proposals. As of the record date, the following shares of each Portfolio requesting a vote of its shareholders were outstanding:

Pioneer Portfolio                            Shares Outstanding (as of [   ], 2007)
-----------------                           ---------------------------------------
       Pioneer Value VCT Portfolio
        Class II .......................... [        ]
       Pioneer America Income VCT Portfolio
        Class I ........................... [        ]
        Class II .......................... [        ]

Other Business

     Your Portfolio's Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposals 1(a) - 1(b). If other business is properly brought before the meeting, it will be voted according to the best judgment of the persons with the authority to vote.

Adjournments

     If, by the time scheduled for the meeting, a quorum of shareholders of a Portfolio is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named with the authority to vote may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original meeting (in which case the Board of Trustees of your Portfolio will set a new record date), your Portfolio will give notice of the adjourned meeting to its shareholders.

Shareholders' Proposals

     Your Portfolio is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your Portfolio at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.

Appraisal Rights

     If the Reorganization of your Portfolio is approved at the meeting, shareholders of your Portfolio will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act that supersede state law. Shareholders of your Portfolio, however, have the right to redeem their Portfolio shares at net asset value until the closing date of the Reorganization. After the Reorganization, shareholders of your Portfolios will hold shares of the corresponding Pioneer Portfolio that may also be redeemed at net asset value.

                     OWNERSHIP OF SHARES OF THE PORTFOLIOS

     As of [        ], 2007 the Trustees and officers of each Portfolio owned
in the aggregate less than 1% of the outstanding shares of the Portfolios.

     To the knowledge of each Portfolio, as of [        ], 2007 the following
persons owned of record or beneficially 5% or more of the outstanding class of shares of each Portfolio, respectively.

----------------------------------------------------------------------------------------------
                                                          Number of
            Record Holder                Share Class       Shares       Percent of Class
----------------------------------------------------------------------------------------------
 Pioneer Value VCT Portfolio
----------------------------------------------------------------------------------------------
 [             ]                                        [        ]     [        ]
----------------------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio
----------------------------------------------------------------------------------------------
 [             ]                                        [        ]     [        ]
----------------------------------------------------------------------------------------------
 [             ]                                        [        ]     [        ]
----------------------------------------------------------------------------------------------
 Pioneer America Income VCT Portfolio
----------------------------------------------------------------------------------------------
 [             ]                                        [        ]     [        ]
----------------------------------------------------------------------------------------------
 [             ]                                        [        ]     [        ]
----------------------------------------------------------------------------------------------
 Pioneer Bond VCT Portfolio
----------------------------------------------------------------------------------------------
 [             ]                                        [        ]     [        ]
----------------------------------------------------------------------------------------------

                                    EXPERTS

     The financial statements and financial highlights of each Pioneer Portfolio are incorporated by reference in the Trust's Annual Report at and for the year ended December 31, 2006, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance on such report given on the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     You can obtain more free information about the Portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-622-3265.

     Each Portfolio's statement of additional information and shareholder reports are available free of charge on the Portfolios' website at www.pioneerinvestments.com

     Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

     Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Portfolios and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __th day of , _________ 2007, by and between Pioneer Variable Contracts Trust, a Delaware statutory trust, on behalf of its series, Pioneer
VCT Portfolio (the "Acquiring Portfolio"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Variable Contracts Trust, on behalf of its series, Pioneer __________ VCT Portfolio, with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Acquired Portfolio"). The Acquiring Portfolio and the Acquired Portfolio are sometimes referred to collectively herein as the "Portfolios" and individually as a "Portfolio."

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(C/D) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (a) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for (i) the issuance of shares of beneficial interest of each Class of shares of the Acquiring Portfolio that corresponds to the Classes of shares of the Acquired Portfolio equal to the net asset value ("NAV") represented by such shares (collectively, the "Acquiring Portfolio Shares" and each, an "Acquiring Portfolio Share") to the Acquired Portfolio, and (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio (the "Assumed Liabilities"), on the closing date set forth below (the "Closing Date"), and (b) the distribution by the Acquired Portfolio, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation and termination of the Acquired Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, each Portfolio is a series of Pioneer Variable Contracts Trust, a registered investment company classified as a management company of the open-end type, and the Acquired Portfolio owns securities that generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

     WHEREAS, the Acquiring Portfolio is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of Pioneer Variable Contracts Trust, on behalf of each Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares, and the assumption of the Assumed Liabilities of the Acquired Portfolio by the Acquiring Portfolio, are in the best interests of each Portfolio's shareholders;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED PORTFOLIO.

     1.1 Subject to the terms and conditions set forth in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Acquired Portfolio agrees to transfer its assets as set forth in paragraph
1.2 to the Acquiring Portfolio free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and payable or being contested in good faith and contractual restrictions on the transfer of the acquired assets), and the Acquiring Portfolio agrees in exchange therefore: (a) to issue to the Acquired Portfolio the number of Acquiring Portfolio Shares of each Class, including fractional Acquiring Portfolio Shares, determined (to at least two decimal places) by dividing the value of the Acquired Portfolio's net assets attributable to a Class of shares and transferred to the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Portfolio Share of the applicable Class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 (a) The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all of the Acquired Portfolio's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Portfolio, all other intangible property owned by the Acquired Portfolio and originals or copies of all books and records of the Acquired Portfolio.

     (b) The Acquired Portfolio has provided the Acquiring Portfolio with a list of all of the Acquired Portfolio's securities and other assets as of the date of this Agreement. The Acquired Portfolio reserves the right to sell any of these securities (except to the extent sales may be limited by representations of the Acquired Portfolio made in connection with the issuance of the tax opinion provided for in paragraph 9.5 hereof) but will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities of the type in which the Acquiring Portfolio is permitted to invest and shall not acquire, without the consent of the Acquiring Portfolio, any securities that are valued at "fair value" under the valuation procedures of either Portfolio.

     1.3 The Acquired Portfolio will endeavor to discharge all its known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Portfolio shall prepare an unaudited statement of assets and liabilities (the "Closing Statement"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Portfolio as of the close of business on the Closing Date. The Acquiring Portfolio shall assume the Assumed Liabilities.

     1.4 On the Closing Date, or as soon thereafter as is practicable, the Acquired Portfolio shall liquidate and distribute pro rata to the Acquired Portfolio's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Portfolio Shareholders") the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Acquired Portfolio instructing the Acquiring Portfolio to transfer the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders (as provided to the Acquiring Portfolio by the Acquired Portfolio) and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquired Portfolio shall promptly provide the Acquiring Portfolio with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Portfolio will simultaneously be cancelled on the books of the Acquired Portfolio, although share certificates representing interests in the Acquired Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Acquiring Portfolio Shares will be issued in the manner described in the Acquiring Portfolio's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

     1.6 Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the Acquired Portfolio as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Portfolio with respect to the Acquired Portfolio is and shall remain the responsibility of the Acquired Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio is terminated.

     1.8 The Acquired Portfolio shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of Pioneer Variable Contracts Trust.

2. VALUATION

     2.1 The value of the assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Portfolio as in effect on the date hereof.

     2.2 The NAV of the Acquiring Portfolio Shares shall be calculated in accordance with the valuation procedures described in paragraph

     2.3 All computations of value shall be made by Pioneer Investment Management, Inc., or its agent, in accordance with its regular practice as pricing agent for the Acquired Portfolio.


3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be ____________, 2007, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities shall be presented by the Acquired Portfolio to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Portfolio for examination no later than three business days preceding the Valuation Date. The Acquiring Portfolio may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Portfolio or the acquisition of such securities by the Acquiring Portfolio would violate the investment policies and restrictions of the Acquired Portfolio and the Acquiring Portfolio. The portfolio securities, cash and due bills shall be delivered by the Acquired Portfolio to BBH as custodian for the Acquiring Portfolio for the account of the Acquiring Portfolio at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds to an account of the Acquiring Portfolio specified by the Acquiring Portfolio.

     3.3 BBH, custodian for the Acquired Portfolio, shall deliver at or as soon as possible after the Closing a certificate of an authorized officer stating that: (a) the Acquired Portfolio's assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.4 In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to , 2007, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

     3.5 The Acquired Portfolio shall deliver to the Acquiring Portfolio at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified by the President, Executive Vice President or Treasurer of the Acquired Portfolio as being an accurate record of the information (i) provided by Acquired Portfolio Shareholders or (ii) derived from the Acquired Portfolio's records by such officers or one of the Acquired Portfolio's service providers.

     3.6 The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Acquired Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. LIQUIDATION AND TERMINATION OF ACQUIRED PORTFOLIO

     4.1 As soon as practicable after the Closing, the Acquired Portfolio shall liquidate the Acquired Portfolio and distribute pro rata to the Acquired Portfolio Shareholders the Acquiring Portfolio Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares credited to the account of the Acquired Portfolio to open accounts on the share records in the names of Acquired Portfolio Shareholders as delivered to the Acquiring Portfolio prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Portfolio Shareholder in the Acquiring Portfolio Shares of the corresponding Class held by the Acquired Portfolio Shareholder at the time of the Closing.

     4.2 In connection with such liquidating distributions, (a) the Acquiring Portfolio shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Portfolio shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Portfolio, acting reasonably, shall be made to restrict the further transfer of the Acquired Portfolio's shares.

     4.3 As soon as practicable after the liquidation of the Acquired Portfolio, the Acquired Portfolio shall terminate its existence as a series of Pioneer Variable Contracts Trust in accordance with the Declaration of Trust and By-Laws of Pioneer Variable Contracts Trust.

5. REPRESENTATIONS AND WARRANTIES

     5.1 The Acquired Portfolio represents and warrants to the Acquiring Portfolio, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquired Portfolio is a series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Portfolio Shareholders, to perform its obligations under this Agreement. The Acquired Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquired Portfolio is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 (the "Investment Company Act") is in full force and effect;

     (c) The Acquired Portfolio is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Portfolio will not result, in a material violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Portfolio to which the Acquired Portfolio is a party or by which the Acquired Portfolio or its assets are bound;

     (d) Except as specifically disclosed on Schedule 5.1(d) or included in the calculation of NAV on the Valuation Date, the Acquired Portfolio has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Portfolio which will be terminated with liability to either the Acquired Portfolio or to the Acquiring Portfolio on or prior to the Closing Date;

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Portfolio. The Acquired Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Portfolio's business or the Acquired Portfolio's ability to consummate the transactions herein contemplated;

     (f) The statement of assets and liabilities of the Acquired Portfolio as of December 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm, has been prepared in accordance with GAAP consistently applied and fairly reflects the financial condition of the Acquired Portfolio as of such date; except for the Assumed Liabilities, the Acquired Portfolio will not have any known or contingent liabilities on the Closing Date;

     (g) Since December 31, 2006, except as disclosed on a schedule to this Agreement or specifically disclosed in the Acquired Portfolio's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Portfolio arising out of its normal investment operations or a decline in net assets of the Acquired Portfolio as a result of redemptions shall not constitute a material adverse change;

     (h) (A) For each taxable year of its operation, the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification and favorable tax treatment as a regulated investment company and will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Portfolio has not taken any action, or failed to take any action, which has caused or will cause the Acquired Portfolio to fail to qualify for such favorable tax treatment as a regulated investment company under the Code. The Acquired Portfolio has not been notified that any tax return or other filing of the Acquired Portfolio has been reviewed or audited by any federal, state, local or foreign taxing authority. To the knowledge of the Acquired Portfolio, (i) the Acquired Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i), (ii), or (iii);
        (ii) no public investor is participating or has ever participated in the Acquired Portfolio through such a segregated account other than through purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquired Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

        (B) The Acquired Portfolio shall have filed all federal, state and local tax returns required by law to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon;

        (C) The Acquired Portfolio shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

        (D) All tax returns filed or to be filed by the Acquired Portfolio shall constitute complete and accurate reports of the respective tax liabilities of the Acquired Portfolio or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

        (E) The Acquired Portfolio has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

        (F) The Acquired Portfolio has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Portfolio are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

     (i) All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Acquired Portfolio's knowledge, all of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Portfolio, nor is there outstanding any security convertible into any shares of the Acquired Portfolio;

     (j) At the Closing Date, the Acquired Portfolio will have good and marketable title to the assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Portfolio;

     (k) The Acquired Portfolio has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Portfolio's Board of Trustees, and, subject to the approval of the Acquired Portfolio Shareholders, assuming due authorization, execution and delivery by the Acquiring Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l) Any information furnished by the Acquired Portfolio for use in registration statements, proxy materials and any information necessary to compute the total return of the Acquired Portfolio shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

     (m) The proxy statement to be included in the Acquiring Portfolio's Registration Statement on Form N-14 (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Portfolio or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement;

     (o) To the Acquired Portfolio's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Portfolio have been offered for sale and sold in conformity with all applicable federal and state securities laws;

     (p) The Acquired Portfolio currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Portfolio with respect to the Acquired Portfolio. All advertising and sales material used by the Acquired Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (q) The Acquired Portfolio has previously provided to the Acquiring Portfolio (and will at the Closing provide an update through the Closing Date of such information) with data which supports a calculation of the Acquired Portfolio's total return and yield for all periods since the organization of the Acquired Portfolio. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD; and

     (r) The prospectus of the Acquired Portfolio dated May 1, 2007, and any amendments or supplements thereto, previously furnished to the Acquiring Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (s) The Acquired Portfolio Tax Representation Certificate to be delivered by the Acquired Portfolio to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to paragraph 8.4 (the "Acquired Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.2 The Acquiring Portfolio represents and warrants to the Acquired Portfolio, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Portfolio is a series of a statutory trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquiring Portfolio is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The prospectus and statement of additional information of the Acquiring Portfolio included in the Acquiring Portfolio's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not as of its date and as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (d) The Acquiring Portfolio is not, and its execution, delivery and performance of this Agreement will not result, in violation of its Agreement and Declaration of Trust or By-Laws or in material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which it is a party or by which it is bound;

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Portfolio or any of the Acquiring Portfolio's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Portfolio. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio's business or its ability to consummate the transactions contemplated herein;

     (f) The Acquiring Portfolio has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Portfolio's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (g) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares and will be fully paid and non-assessable; the Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any of the Acquiring Portfolio Shares;

     (h) The information to be furnished by the Acquiring Portfolio for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

     (i) (A) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquiring Portfolio has not taken any action which has caused or will cause the Acquiring Portfolio to fail to qualify as a regulated investment company under the Code. The Acquiring Portfolio has not been notified that any tax return or other filing of the Acquiring Portfolio has been reviewed or audited by any federal, state, local or foreign taxing authority. To the knowledge of the Acquiring Portfolio, (i) the Acquiring Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i), (ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquiring Portfolio through such a segregated asset account other than through the purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquiring Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

        (B) The Acquiring Portfolio shall have filed all federal, state and local tax returns required to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it;

        (C) The Acquiring Portfolio shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

        (D) All tax returns filed or to be filed by the Acquiring Portfolio shall constitute complete and accurate reports of the respective tax liabilities of the Acquiring Portfolio or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

        (E) The Acquiring Portfolio has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

        (F) The Acquiring Portfolio has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquiring Portfolio are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquiring Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

     (j) Immediately prior to the Closing, the Acquiring Portfolio will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Portfolio will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Portfolio's registration statement;

     (k) The Acquiring Portfolio Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Portfolio then in effect and qualified for sale under the applicable state securities laws;
  and

     (l) The Acquiring Portfolio Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Portfolio's Registration Statement on Form N-14. On the Closing Date, the Acquiring Portfolio shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Portfolio Shares.

     (m) The Acquiring Portfolio Tax Representation Certificate to be delivered by the Acquiring Portfolio to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to paragraph 7.3 (the "Acquiring Portfolio Tax Representation Certificate") will not on the
  Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

6. COVENANTS OF EACH OF THE PARTIES

     6.1 The Acquired Portfolio will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 9.5 hereof), in each case payable either in cash or in additional shares.

     6.2 The Acquired Portfolio will call a special meeting of the Acquired Portfolio Shareholders to consider the approval of this Agreement and act upon the matters set forth in the proxy statement. Each of the Acquired Portfolio and the Acquiring Portfolio will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

     6.3 The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     6.4 The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio's shares.

     6.5 Subject to the provisions of this Agreement, each of the Acquired Portfolio and the Acquiring Portfolio will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     6.6 The Acquired Portfolio shall furnish to the Acquiring Portfolio on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Acquired Portfolio's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Acquired Portfolio shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Portfolio as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Portfolio.

     6.7 The Acquired Portfolio shall provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Portfolio's Registration Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Portfolio Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     6.8 The Acquired Portfolio shall maintain errors and omissions insurance covering management of the Acquired Portfolio prior to and including the Closing Date.

     6.9 Neither the Acquired Portfolio not the Acquiring Portfolio shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate, and with respect to the Acquiring Portfolio, the Acquiring Portfolio Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Portfolio in writing:

     7.1 All representations and warranties made in this Agreement by the Acquiring Portfolio shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquiring Portfolio shall have delivered to the Acquired Portfolio a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by the Acquiring Portfolio are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     7.3 The Acquiring Portfolio shall have delivered to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Portfolio Tax Representation Certificate, satisfactory to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP concerning certain tax-related matters with respect to the Acquiring Portfolio.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Acquiring Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all of the its obligations hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     8.1 All representations and warranties made in this Agreement by the Acquired Portfolio shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     8.2 The Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Acquired Portfolio's Treasurer or Assistant Treasurer;

     8.3 The Acquired Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     8.4 The Acquired Portfolio shall have delivered to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Portfolio Tax Representation Certificate, satisfactory to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP concerning certain tax-related matters with respect to the Acquired Portfolio.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of Pioneer Variable Contracts Trust's Declaration of Trust and By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

     9.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     9.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

     9.4 The Acquiring Portfolio's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     9.5 The parties shall have received a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, addressed to Pioneer Variable Contracts Trust on behalf of each of the Acquiring Portfolio and the Acquired Portfolio and satisfactory to the Acquiring Portfolio and the Acquired Portfolio, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Portfolio of all of the assets of the Acquired Portfolio solely in exchange for the issuance of Acquiring Portfolio Shares to the Acquired Portfolio and the assumption of all of the Assumed Liabilities by the Acquiring Portfolio, followed by the distribution by the Acquired Portfolio, in liquidation of the Acquired Portfolio, of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio shares of beneficial interest and the termination of the

Acquired Portfolio, will constitute a reorganization within the meaning of
Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither Acquiring Portfolio nor Acquired Portfolio may waive the conditions set forth in this paragraph 9.5; and

     9.6 The Acquired Portfolio shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

10. BROKERAGE FEES AND EXPENSES

     10.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses, printing costs, legal fees and audit fees). The Acquired Portfolio and the Acquiring Portfolio each agree to pay equally the remaining 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses, printing costs, legal fees and audit fees).

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

12. TERMINATION

     12.1 This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Acquired Portfolio and the Acquiring Portfolio; (b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement in accordance with paragraph 10.2.

13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Portfolio and the Acquiring Portfolio; provided, however, that following the meeting of the Acquired Portfolio Shareholders called by the Acquired Portfolio pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of the Acquired Portfolio Shareholders without their further approval.

14. NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Pioneer Variable Contracts Trust, on behalf of the Acquiring Portfolio and the Acquired Portfolio, at 60 State Street, Boston, Massachusetts 02109.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the Acquiring Portfolio and the Acquired Portfolio shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Portfolio or the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Acquiring Portfolio and the Acquired Portfolio, respectively. The execution and delivery of this Agreement have been authorized by the Acquired Trustees of each of the Acquiring Portfolio and the Acquired Portfolio and this Agreement has been executed by authorized officers of the Acquiring Portfolio and the Acquired Portfolio acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Portfolio and the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Acquiring Portfolio and the Acquired Portfolio, respectively.


                 [Remainder of page left blank intentionally.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   PIONEER VARIABLE CONTRACTS TRUST,
                                          on behalf of its series,
                                          PIONEER __________ VCT PORTFOLIO

By: ________________________________      By: _________________________________
Name: Christopher J. Kelley               Name: [            ]
Title: Assistant Secretary                Title: [            ]



Attest:                                   PIONEER VARIABLE CONTRACTS TRUST,
                                          on behalf of its series,
                                          PIONEER __________ VCT PORTFOLIO

By: ________________________________      By: _________________________________
Name: Christopher J. Kelley               Name: [            ]
Title: Assistant Secretary                Title: [            ]

EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH PIONEER FUND'S PERFORMANCE

PIONEER VALUE VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                          CLASS II SHARES
--------------------------------------------------------------------------------
Average Annual Total Returns

(As of December 31, 2006)

Net Asset Value
Life-of-Class
(5/1/03)                13.96%
1 Year                  15.04%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Value VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[the following information was represented as a mountain chart in the printed material]

         Pioneer        Russell
          Value          1000
           VCT          Value
        Portfolio       Index
5/03     10000          10000
12/03    11633          11800
12/04    12959          13747
12/05    13564          14716
12/06    15604          17990

The Russell 1000 Value Index measures the performance of the value-oriented stocks in the Russell 1000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER VALUE VCT PORTFOLIO 12/31/06

In the following interview, Aaron Clark, Pioneer Value VCT Portfolio's Manager, discusses the factors that influenced performance during the 12 months ended December 31, 2006.

Q: How did the Portfolio perform during 2006?

A: For the 12 months ended December 31, 2006, the Portfolio's Class II shares rose 15.04% at net asset value. The Portfolio underperformed the 22.25% return of the Russell 1000 Value Index as well as the 19.01% average return of the 98 portfolios in its Lipper peer group, Large-Cap Value Funds.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: The Portfolio produced a strong absolute return yet underperformed its benchmark. What was the cause of this?

A: The past 12 months was a period of strong performance for the broader U.S.
   stock market, largely as a result of the continued environment of steady economic growth and robust corporate earnings. Value stocks performed particularly well, as traditional value-oriented sectors such as financials, basic materials, industrials and utilities all outperformed the broader market.

   While this backdrop was positive for the Portfolio, three misses in individual stocks resulted in underperformance. Most notably, the Portfolio did not hold a position in ExxonMobil, which outperformed the broader energy sector on the strength of its record earnings. Since the stock comprises over 6% of the benchmark during the reporting period, our decision not to own its shares had an outsized impact on the Portfolio's relative performance. Also detracting from returns were the Portfolio's holdings in Dow Chemical, which declined on concerns about slower earnings; and Tyco International, whose shares fell sharply in January after the company missed earnings expectations. Dow has been eliminated from the Portfolio, but we continued to hold a position in Tyco during the reporting period.

   Our approach is to use fundamental research to build a portfolio of stocks whose prices do not fully reflect what we believe is the intrinsic value of the underlying companies. One outcome of this approach is that the Portfolio tends to be focused in about 40-60 stocks in which we hold the highest level of conviction. Therefore, two or three underperforming positions can weigh on short-term relative performance, as was the case during the past year. Nevertheless, we believe that our focus on investing in undervalued companies will stand the Portfolio in good stead over time.

Q: What were some holdings that helped performance?

A: The largest individual contributor was cable provider Comcast. The stock was the Portfolio's largest overweight relative to the benchmark earlier in the year, but its substantial rally from its April level of about $26 to the low $40s by year-end caused its shares to move closer to what we saw as their fair value. We therefore reduced the Portfolio's weighting in Comcast, but we continued to hold a reduced position at the close of the year.

   Also boosting performance were the Portfolio's holdings in two financial stocks -- Allstate and Merrill Lynch. We believed Allstate was very undervalued at the time of our original purchase, and this view has been borne out as the stock has performed well on the strength of profit margins and positive changes in the auto insurance industry. Believing the stock remains undervalued, we continued to hold it in the Portfolio. Merrill Lynch, meanwhile, was boosted by the positive capital markets backdrop and the apparent success of the restructuring efforts it has undertaken in recent years.

Q: What notable changes did you make to the Portfolio throughout the reporting period?

A: We elected to take profits in a number of energy stocks whose market values had risen near, or in some cases above, what we believed was their intrinsic value. While we redeployed some of the proceeds of these sales within energy, we also moved some money into other areas where we found more attractive values; namely health care and technology. In the former, our research showed a number of large-cap pharmaceutical stocks to be significantly undervalued, prompting us to purchase shares in Schering-Plough, Bristol Myers, Merck and Wyeth. As of the date of this report, the Portfolio's weighting in health care was now substantially above that of the index, reflecting the large number of individual opportunities we found in this area. We also invested in a number of technology companies with high levels of free cash flow: Nokia, Motorola, IBM and Hewlett-Packard. Another purchase of note was Freescale

   Semiconductor, which subsequently was taken over by a private equity consortium at a premium approximately 40% above our average purchase price.

Q: What is your overall view on the value segment of the market at present?

A: Although value stocks have outperformed their growth counterparts for quite some time, there are still a wealth of opportunities to invest in high-quality, undervalued individual companies. In addition, the ongoing strength of the U.S. economy, together with the growing likelihood that the Federal Reserve is nearly finished with its long series of interest rate increases, continue to offer support for the market as a whole. We believe this environment will continue to provide fertile ground in which to employ our bottom-up approach to individual stock selection.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER FUND VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                          CLASS II SHARES
--------------------------------------------------------------------------------
Average Annual Total Returns

(As of December 31, 2006)

Net Asset Value
Life-of-Class
(10/31/97)           7.10%
5 Years              6.39%
1 Year              16.35%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[the following information was represented as a mountain chart in the printed material]

                       Pioneer
                        Fund
                         VCT
        S&P 500        Portfolio
10/97    10000          10000
12/98    13258          13686
12/00    15481          15057
12/02    11114          10337
12/04    15218          14747
12/06    18757          17912

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER FUND VCT PORTFOLIO 12/31/06

In the following discussion, portfolio manager John Carey discusses the performance of Pioneer Fund VCT Portfolio, as well as the investment environment over the twelve-month period ended December 31, 2006.

Q: John, how did Pioneer Fund VCT Portfolio perform during 2006?

A: Overall, the Portfolio did well in 2006, versus both its stock-market benchmark and its mutual-fund peer group. However, the performance was stronger on a relative basis in the first half of the year than in the second. For the year as a whole, Class II shares of Pioneer Fund VCT Portfolio showed a total return of 16.35% at net asset value. By comparison, the Standard & Poor's 500, an unmanaged index of the general stock market, rose by 15.78%, and the 224 funds in the Lipper Large-Cap Core category had an average return of 13.31%. In the second half of the year, the Fund returned 10.96%, versus 12.73% for the S&P 500 and 11.56% for the 230 Lipper Large-Cap Core funds.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Despite lagging in the last six months, we were pleased with our positive results for the year, especially in view of our having been cautious about the markets as we went into the year. Corporate earnings held up surprisingly well all year, and we think that was the main reason for the good equity performance. Underlying the earnings advances was continued economic growth in the United States, accompanied by ongoing productivity improvements by American companies and historically low unemployment numbers. Other positives for the market were a fall-off in energy prices, a decline in the Federal budget deficit, robust merger-and-acquisition activity, and very good growth in many foreign countries, benefiting U.S. multinational companies. There were concerns later in the year about the changing political scene in Washington, the nerve-wracking international issues, the potential effects on consumer spending of the slowdown in housing, and some evidence of inventory build-up in commodities. But when the curtain fell on the year, investors had reason to be happy.

Q: Please focus just on the last part of the year and discuss the relative underperformance.

A: The underperformance in the last six months of 2006 was primarily attributable to sluggish returns for the Portfolio in consumer staples, financials, and industrials. Hershey trailed its consumer staples sector after lowering its forecasts amidst problems with its Canadian business and excessive retailer inventory. Norfolk Southern, Caterpillar, and Burlington Northern, in our industrials sector, saw some profit-taking in the wake of investor concerns of a slowing economy. In the financials sector, we lost some relative performance by not owning one name, Goldman Sachs, that did extremely well in the period and by lackluster performance from one of our larger and overweighted positions, National City. At the same time, we had positive performance attribution from a number of our holdings across various sectors, including McGraw-Hill and Nordstrom in consumer cyclicals, BellSouth and AT&T in telecommunications services, and PACCAR in industrials. It is sometimes a trade-off between short and long-term results, and we do not expect that each of our holdings will perform well in each time period. In cases of near-term underperformance such as we saw in the cases mentioned, we obviously want to review the long-term investment case closely and be sure it remains intact. If we think that the current difficulties reflect more fundamental issues, of course we need to re-assess our holding of the security. In the cases of Hershey, Norfolk Southern, Caterpillar, and Burlington Northern, we decided that the merits of each outweighed the shortcomings and retained the positions.

Q: What changes did you make to the Portfolio in the second half of the year?

A: Most of our activity in the six months ended December 31, 2006, was on the sell side. We eliminated ten positions and only added four, two of which were spin-offs from existing holdings. We added Wal-Mart Stores, the well-known discount retailer. After watching the stock for several years and noting its listless share price despite rising earnings, we finally thought that the opportunities exceeded the risks. Moderating gasoline prices help its clientele of average working people and mean they may be able to do more shopping. We also initiated a position in Advanced Micro Devices, a semiconductor company that has labored for years in the shadow of the much larger Intel. At last AMD appears to have secured some stable market share, on the back of new and highly competitive product offerings. In thinking about AMD versus Intel (which, by the way, we also own), we are heartened by the Biblical story of David and Goliath, though would note that the story does not always play out as it did in the Bible. Otherwise, we acquired shares of Windstream, a local telephone-service provider, when our holding ALLTEL spun it out, and we likewise received stock in Idearc, a publisher of yellow-page directories, when its parent, Verizon, distributed the equity of that company.

   Among our sales were three resulting from mergers and acquisitions. Inco, the Canadian nickel miner, was acquired at a large premium over our average cost by CVRD, a Brazilian company. Freescale Semiconductor and Golden West Financial were also acquired at attractive prices relative to what we had paid. We took profits during the period in Gamestop, which was spun out by our holding Barnes & Noble in 2002. Century Tel and Lockheed Martin appeared to us fully valued, and we also parted company with Masco, Yum! Brands, Bristol-Myers Squibb, and Exelon for sundry reasons.

Q: Can you share with us your outlook for 2007?

A: We think that the year ahead will be characterized by some of the same cross-currents as we experienced in 2006. One of the debates currently is with respect to the Federal Reserve and when or whether it might reduce interest rates. The Fed has signaled its concern over inflation. At the same time, a slower economy could be helped by lower rates. We do not expect any imminent action by the Fed and do not discount the possibility that the economy will stay strong enough that the Fed does not feel the need to act, at least over the next several months. Another debate has to do with the implications for business of the new Congress in Washington, D. C., where the Democrats now control both the House of Representatives and, if very narrowly, the Senate. We shall be attentive to possible changes in tax and other policy that might alter the environment in which companies do business. Of course neither party is consistently positive or negative for companies across the board, or even in individual industries, but instead each party has its own constituencies and its own agendas.

   The final and most important piece of the puzzle that is figuring out what 2007 holds in store for us is the rate of corporate earnings growth. Will the pace of earnings slow over the next few quarters, and if so, how will stocks react? An unusual feature about the bull market of the past four years has been the decline in price-to-earnings multiples as earnings have grown faster than share prices have risen. With that in mind, one could argue that the downside risk for the market is lower than it often is at this stage of a bull market, when multiples are usually comparatively high. We cannot, though, predict where the market will go, and would note that low multiples are no guarantee that prices cannot fall. So we intend to keep with our defensive posture, emphasizing companies we think have the potential to do reasonably well even in a softer economy. As always, we shall devote considerable energy to our research process and learn as much as we can about companies before investing in their stocks. Thank you as ever for your support.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER AMERICA INCOME VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                            CLASS I SHARES
--------------------------------------------------------------------------------
Average Annual Total Returns

(As of December 31, 2006)



Net Asset Value
10 Years                5.25%
5 Years                 4.15%
1 Year                  3.41%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer America Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[the following information was represented as a mountain chart in the printed material]

                                         Lehman
                                        Brothers
                        Lehman          Fixed-Rate
         Pioneer       Brothers         Mortgage-
         America      Government         Backed
       Income VCT        Bond          Securities
        Portfolio       Index            Index
12/96    10000          10000            10000
         10844          10959            10949
12/98    11728          12038            11711
         11433          11770            11928
12/00    12777          13328            13260
         13609          14292            14350
12/02    15014          15935            15605
         15286          16310            16084
12/04    15808          16878            16840
         16127          17325            17280
12/06    16677          17927            18183

The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index measures the performance of the government and mortgage securities markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER AMERICA INCOME VCT PORTFOLIO 12/31/06

During a period of moderating economic growth, Pioneer America Income Trust VCT Portfolio provided shareholders with a solid level of income by investing in securities issued by the U.S. government and its agencies. In the interview below, Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Trust over the fiscal year.

Q: How did the portfolio perform during the 12-month period ended December 31, 2006?

A: Over the 12 months, Class I shares of Pioneer America Income Trust VCT
   Portfolio produced a total return of 3.41% at net asset value. For the same period, the Trust performed in line with the Lehman Brothers Government Bond Index, which returned 3.48%. It underperformed the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index, which returned 5.22%. The Trust outpaced the average 2.81% return generated by the 63 funds in the U.S. Government Funds category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the Trust's 30-day SEC yield was 4.55%. The Trust held 228 issues, and the average credit quality of the portfolio was AAA.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Q: What was the investment environment like during the period?

A: We began the year with relatively strong economic growth and a federal funds rate, the rate banks charge for overnight loans, at 4.25%. We ended the year in an environment of slowing economic growth, declining oil and other commodity prices and a Federal funds rate of 5.25%. While the Federal Reserve took no action on interest rates during the last six months of the year, the central bank continued to warn about the potential for an upturn in inflation, as unemployment declined and the equity markets set new records. When the Federal Reserve was raising interest rates during the first six months of the fiscal period, the yield on the 10-year Treasury rose from 4.39% to 5.24% in the January-through-June period. By year-end, the 10-year Treasury yield had settled back to 4.70%. For most of the period, the yield curve was inverted, with yields on longer-term bonds lower than those on shorter-term bonds. (The yield curve shows the relationship between maturity length and yield.)

Q: What were the principal strategies used in managing the Portfolio?

A: As higher interest rates boosted mortgage rates early in the year, we trimmed our mortgage position in favor of long-term Treasury securities on the belief that if the Federal Reserve went too far with its interest-rate hikes, longer-term Treasuries would rally and outperform shorter-term securities. We also had a significant position in agency securities and TIPS. (The principal on TIPS, or Treasury Inflation Protected Securities, is tied to the consumer price index, a monthly indicator that measures the price inflation of a representative basket of goods and services. When inflation accelerates, the principal on TIPS rises in value. The interest-rate payment on TIPS is calculated on the inflated principal.)

   During the last six months, we took advantage of the volatility in the market. When interest rates rose in July, we extended duration, or a bond's price sensitivity to interest-rate changes, on the belief that rates would move lower later in the year. We reduced our position in Treasuries and TIPS and used the proceeds to purchase agency debentures and mortgage-backed securities. Normally higher rates would be negative for mortgages; but in this instance, valuations were very attractive. We focused on mortgages issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae) and emphasized those that are collateralized by multifamily apartment buildings. Such mortgages have attractive yields and are less vulnerable to prepayment risk than standard mortgage-pools that are collateralized by single-family homes. When selecting mortgages, we favored seasoned collateral that had seen some price appreciation rather than mortgages on newer vintage products that may not see home price appreciation. At the end of the period, mortgage-backed securities accounted for 57.2% of portfolio net assets; Treasury and agency securities accounted for 42.3% of net assets. The portfolio had a 0.5% cash position. (A note about Ginnie Mae securities: Ginnie Maes are backed by the full faith and credit of the U.S. Government.)

Q: What contributed most to performance?

A: The Portfolio's agency debentures and overweight in mortgage-backed securities had the biggest positive impact on performance. These securities not only enjoyed strong demand from U.S. investors, they were also favored by overseas central banks with significant amounts of cash to invest.

Q: What detracted from performance?

A: During a time when commodity prices declined, the real estate market softened, and the Federal Reserve maintained credibility as an inflation fighter, investors showed relatively little concern about the prospects for an upturn in inflation. As a result, TIPS were one of the worst performing sectors of the market; and despite our relative underweight in the sector, they held back results. Because the Portfolio's holdings were diversified among Treasury, agency and mortgage-backed securities, its performance fell short of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index, which only emphasizes mortgages.

Q: What is your outlook for the next few months?

A: As we closed 2006, the rate of economic growth had slowed, but the economy continued to expand. While the fixed-income markets appeared to be anticipating a Federal Reserve rate cut in the near term, we viewed this with skepticism. Unemployment is low, the stock market has set new records, and global liquidity is strong. Unless the housing market stumbles dramatically, we will take the Federal Reserve at its word that inflation remains a greater risk than a significant decline in the housing sector. At this time, the Federal Reserve seems more likely to raise rates than lower them, and we have positioned the Portfolio defensively for this situation. Should the Federal Reserve reduce rates, we would be likely to alter the Trust's positioning.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER AMERICA INCOME VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                          CLASS II SHARES
--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

Net Asset Value
10 Years                4.98%
5 Years                 3.88%
1 Year                  3.15%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer America Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[the following information was represented as a mountain chart in the printed material]

                                         Lehman
                                        Brothers
                        Lehman          Fixed-Rate
         Pioneer       Brothers         Mortgage-
         America      Government         Backed
       Income VCT        Bond          Securities
        Portfolio       Index            Index
12/96    10000          10000           10000
         10817          10959           10949
12/98    11670          12038           11711
         11348          11770           11928
12/00    12650          13328           13260
         13441          14292           14350
12/02    14791          15935           15605
         15031          16310           16084
12/04    15489          16878           16840
         15762          17325           17280
12/06    16259          17927           18183

The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed-Rate Mortgage-Backed Index measures the performance of the government and mortgage securities markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER AMERICA INCOME VCT PORTFOLIO 12/31/06

During a period of moderating economic growth, Pioneer America Income Trust VCT Portfolio provided shareholders with a solid level of income by investing in securities issued by the U.S. government and its agencies. In the interview below, Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Trust over the fiscal year.

Q: How did the portfolio perform during the 12-month period ended December 31, 2006?

A: Over the 12 months, Class II shares of Pioneer America Income Trust VCT
   Portfolio produced a total return of 3.15% at net asset value. For the same period, the Trust performed in line with the Lehman Brothers Government Bond Index, which returned 3.48%. It underperformed the Lehman Brothers Fixed-Rate Mortgage-Backed Index, which returned 5.22%. The Trust outpaced the average 2.81% return generated by the U.S. Government Funds category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the Trust's 30-day SEC yield was 4.55%. The Trust held 228 issues, and the average credit quality of the portfolio was AAA.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Q: What was the investment environment like during the period?

A: We began the year with relatively strong economic growth and a federal funds rate, the rate banks charge for overnight loans, at 4.25%. We ended the period in an environment of slowing economic growth, declining oil and other commodity prices and a Federal funds rate of 5.25%. While the Federal Reserve took no action on interest rates during the last six months of the year, the central bank continued to warn about the potential for an upturn in inflation, as unemployment declined and the equity markets set new records. When the Federal Reserve was raising interest rates during the first six months of the fiscal period, the yield on the 10-year Treasury rose from 4.39% to 5.24% in the January-through-June period. By year-end, the 10-year Treasury yield had settled back to 4.70%. For most of the period, the yield curve was inverted, with yields on longer-term bonds lower than those on shorter-term bonds. (The yield curve shows the relationship between maturity length and yield.)

Q: What were the principal strategies used in managing the Portfolio?

A: As higher interest rates boosted mortgage rates early in the year, we trimmed our mortgage position in favor of long-term Treasury securities on the belief that if the Federal Reserve went too far with its interest-rate hikes, longer-term Treasuries would rally and outperform shorter-term securities. We also had a significant position in agency securities and TIPS. (The principal on TIPS, or Treasury Inflation Protected Securities, is tied to the consumer price index, a monthly indicator that measures the price inflation of a representative basket of goods and services. When inflation accelerates, the principal on TIPS rises in value. The interest-rate payment on TIPS is calculated on the inflated principal.)

   During the last six months, we took advantage of the volatility in the market. When interest rates rose in July, we extended duration, or a bond's price sensitivity to interest-rate changes, on the belief that rates would move lower later in the year. We reduced our position in Treasuries and TIPS and used the proceeds to purchase agency debentures and mortgage-backed securities.

   Normally higher rates would be negative for mortgages; but in this instance, valuations were very attractive. We focused on mortgages issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae) and emphasized those that are collateralized by multifamily apartment buildings. Such mortgages have attractive yields and are less vulnerable to prepayment risk than standard mortgage-pools that are collateralized by single-family homes. When selecting mortgages, we favored seasoned collateral that had seen some price appreciation rather than mortgages on newer vintage products that may not see home price appreciation. At the end of the period, mortgage-backed securities accounted for 57.2% of portfolio net assets; Treasury and agency securities accounted for 42.3% of net assets. The portfolio had a 0.5% cash position. (A note about Ginnie Mae securities: Ginnie Maes are backed by the full faith and credit of the U.S. Government.)

Q: What contributed most to performance?

A: The Portfolio's agency debentures and overweight in mortgage-backed securities had the biggest positive impact on performance. These securities not only enjoyed strong demand from U.S. investors, they were also favored by overseas central banks with significant amounts of cash to invest.

Q: What detracted from performance?

A: During a time when commodity prices declined, the real estate market softened, and the Federal Reserve maintained credibility as an inflation fighter, investors showed relatively little concern about the prospects for an upturn in inflation. As a result, TIPS were one of the worst performing sectors of the market; and despite our relative underweight in the sector, they held back results. Because the Portfolio's holdings were diversified among Treasury, agency and mortgage-backed securities, its performance fell short of the Lehman Brothers Fixed-Rate Mortgage-Backed Index, which only emphasizes mortgages.

Q: What is your outlook for the next few months?

A: As we closed 2006, the rate of economic growth had slowed, but the economy continued to expand. While the fixed-income markets appeared to be anticipating a Federal Reserve rate cut in the near term, we viewed this with skepticism. Unemployment is low, the stock market has set new records, and global liquidity is strong. Unless the housing market stumbles dramatically, we will take the Federal Reserve at its word that inflation remains a greater risk than a significant decline in the housing sector. At this time, the Federal Reserve seems more likely to raise rates than lower them, and we have positioned the Portfolio defensively for this situation. Should the Federal Reserve reduce rates, we would be likely to alter the Trust's positioning.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER BOND VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                            CLASS I SHARES
--------------------------------------------------------------------------------
Average Annual Total Returns

(As of December 31, 2006)



Net Asset Value
10 Years               5.34%
5 Years                4.36
1 Year                 4.68

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[the following information was represented as a mountain chart in the printed material]

                        Lehman
         Pioneer       Brothers
          Bond        Aggregate
          VCT            Bond
        Portfolio       Index
12/96    10000          10000

12/98    11806          11918

12/00    12672          13194

12/02    14653          15776

12/04    15666          17136

12/06    16830          18313

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. A market value-weighted measure of treasure and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to variable product's semiannual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER BOND VCT PORTFOLIO 12/31/06

Despite a weak start to the year amid rising interest rates, the domestic bond market delivered generally moderate, positive returns during 2006. Over the first six months, investors were concerned about rising interest rates, increasing oil prices and monetary tightening by the U.S. Federal Reserve. Over the second half of the year, the environment improved as concerns about inflation and high energy prices receded and as the Federal Reserve Board left short-term rates unchanged. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond VCT Portfolio during the 12 months ended December 31, 2006. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during 2006?

A: Pioneer Bond VCT Portfolio Class I shares generated a total return of 4.68%, at net asset value, for the 12 months ended December 31, 2006. During the same 12 months, the Lehman Brothers Aggregate Bond Index rose 4.25%. The average return of the 178 funds in Lipper's corporate debt, A-rated mutual fund category was 4.93%. On December 31, 2006, the 30-day Standardized SEC yield for the Fund's Class I shares was 4.07%.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during 2006?

A: During the first half of the year, the Federal Reserve Board raised the key
   Fed funds rate four times, putting pressure on Treasuries and other high-grade fixed-income securities. As the Federal Reserve raised the Fed funds rate to 5.25% from the 4.25% starting point at the beginning of the year, longer-maturity yields of high-grade securities also rose, although not by as much, leading to negative returns for many high-grade parts of the market during the first six months. The situation was different in the lower-rated, high-yield market, which performed well as solid growth in the economy largely offset the effects of the rate hikes. The climate changed markedly from mid-May through mid-July, when the capital markets were worried about inflationary pressures. These concerns were exacerbated by rapidly rising oil prices. Riskier asset classes - including stocks and high-yield bonds - slumped during this two-month period.

   During the year's second half, as the Federal Reserve Board paused in its tightening policy and left short-term interest rates unchanged, a different environment unfolded. Stabilized short-term interest rates and easing oil prices encouraged investors to believe that inflationary pressures were under control and that the economy could sustain its expansion at a moderate rate. In this environment, high-grade bonds improved in performance as yields across many maturities receded over the final six months of the year. In many cases, the yield curve became inverted - a phenomenon which reverses normal relationships, resulting in higher yields among shorter-maturity securities than among some longer-maturity securities. In general, government securities and higher-rated corporate securities delivered improved performance in the second half of the year. For the year, Treasuries, government agencies, mortgage-backed securities and investment-grade corporate bonds produced positive results, with income overcoming some erosion of prices. Mortgage-backed securities tended to produce the best results in the investment-grade universe. High-yield, lower-rated corporate bonds, however, delivered the strongest performance in the domestic market.

Q: What were principal strategies during the year, and how did they affect performance?

A: Helping results were the Portfolio's exposure to high-yield corporate bonds
   - the best-performing area of the market - and an effective interest-rate strategy. Although we became somewhat more defensive early in the year and reduced our investments in corporate bonds, we still maintained an overweighting in high-yield bonds, which helped support performance. At the end of the fiscal year, 8.8% of Portfolio assets were invested in high-yield corporate bonds. At the same time, we lowered our exposure to investment-grade corporate debt, as we became concerned that heavy activity in mergers-and-acquisitions and leveraged buyouts would hurt bondholders while helping shareholders.

   During a period of changing interest-rate trends, our management of duration
   - which is a measure of a bond's price sensitivity to changes in interest rates - was successful. We maintained a relatively short duration when interest rates were rising in the first half of the year. Beginning in June, we moved to a longer duration, which positioned the Portfolio to benefit when longer-maturity rates began to decline, as they did for the remainder of the year. However, we moved again to a shorter duration near the end of the year to protect against the potential of a rise in rates. On December 31, 2006, the Portfolio's effective duration was 4.08 years.

   Early in the year, we increased our investments in mortgage-backed securities and we maintained a higher exposure throughout the year, helping support performance. At the end of the fiscal year, on December 31, 2006, 51.6% of Portfolio assets were invested in mortgages and other pass-through securities. During the first half of the year, we also maintained a healthy allocation to Treasury Inflation Protected Securities (TIPS), which contributed to performance as interest rates were rising. We reduced that exposure substantially, beginning in June, which was timely as TIPS began to underperform straight Treasuries and other fixed-rate high-grade securities as yields fell with reduced fears about inflation. Nevertheless, our remaining TIPS holdings did not help in the second half of the year.

Q: What were some of the individual holdings that had the greatest influence on Portfolio performance?

A: Several corporate bonds helped the Portfolio's performance for the year.
   Bonds of Platinum Underwriters, a property-and-casualty re-insurance company, appreciated when the company encountered relatively few storm-related damage claims in 2006 after raising premiums following the severe 2005 hurricane season. Ohio Casualty, a property-and-casualty company specializing in auto policies, also performed well. Trustreet Properties, a real estate investment trust, contributed as its bonds were bought back when the company was acquired.

   The rating of the debt of HCA was lowered from investment-grade to high-yield during the year as part of a leveraged buyout of the company, which operates hospitals throughout the nation. As a result, the Portfolio's holdings of HCA-issued bonds underperformed and detracted from results.

Q: What is your investment outlook?

A: Given expectations that the economy will continue to expand, we do not expect the Federal Reserve to lower short-term rates in the near future. As a consequence, we are maintaining a shorter-than-benchmark duration policy to protect against the potential that interest rates might rise. In this environment, we have placed the greatest emphasis on mortgage-backed securities. In the corporate sector, we have modestly overweighted high-yield bonds, but have continued to de-emphasize investment-grade corporate debt due to the small risk premium available on those securities and the aforementioned leveraged buyout risk.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                                   21035-00-0707

                          PIONEER FUND VCT PORTFOLIO
                          PIONEER BOND VCT PORTFOLIO
                                60 State Street
                          Boston, Massachusetts 02109

             (each, a series of Pioneer Variable Contracts Trust)

                      STATEMENT OF ADDITIONAL INFORMATION

                              [__________], 2007

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the combined Proxy Statement and Prospectus dated [__________], 2007 (the "Proxy Statement and Prospectus"), which covers the Class II shares of Pioneer Fund VCT Portfolio to be issued in exchange for Class II of shares of Pioneer Value VCT Portfolio, and the Class I and Class II shares of Pioneer Bond VCT Portfolio to be issued in exchange for the corresponding classes of shares of Pioneer America Income VCT Portfolio (each, a "Portfolio"). Each Portfolio is a series of Pioneer Variable Contracts Trust, a Delaware statutory trust (the "Trust"). Please retain this Statement of Additional Information for further reference. The Proxy Statement and Prospectus is available to you free of charge (please call 1-800-662-3265).

INTRODUCTION ......................................................   2
DOCUMENTS INCORPORATED BY REFERENCE ...............................   2
EXHIBITS ..........................................................   2
ADDITIONAL INFORMATION ABOUT PIONEER FUND VCT PORTFOLIO AND
 PIONEER BOND VCT PORTFOLIO .......................................   3
 PORTFOLIO HISTORY ................................................   3
 DESCRIPTION OF EACH PORTFOLIO AND THEIR INVESTMENT RISKS .........   3
 MANAGEMENT OF EACH PORTFOLIO .....................................   3
 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..............   3
 INVESTMENT ADVISORY AND OTHER SERVICES ...........................   3
 PORTFOLIO MANAGERS ...............................................   3
 BROKERAGE ALLOCATION AND OTHER PRACTICES .........................   3
 CAPITAL STOCK AND OTHER SECURITIES ...............................   3
 PURCHASE, REDEMPTION AND PRICING OF SHARES .......................   3
 TAXATION OF EACH PORTFOLIO .......................................   3
 UNDERWRITERS .....................................................   3
 CALCULATION OF PERFORMANCE DATA ..................................   3
 FINANCIAL STATEMENTS .............................................   3

                                 INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated [__________], 2007 relating to the following proposed reorganizations of:

1. Pioneer Value VCT Portfolio into Pioneer Fund VCT Portfolio

2. Pioneer America Income VCT Portfolio into Pioneer Bond VCT Portfolio

     The Proxy Statement and Prospectus is intended to be used in connection with the solicitation by the management of the Trust of proxies to be voted at a joint special meeting of the shareholders of Pioneer Value VCT Portfolio and Pioneer America Income VCT Portfolio to be held on [__________], 2007.


                      DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Value VCT Portfolio's Statement of Additional Information ("SAI"), dated May 1, 2007 (File Nos. 033-84546; 811-08786), as filed with the Securities and Exchange Commission ("SEC") on April 27, 2007 (Accession No. 0000930709-07-000038) is incorporated herein by reference.

2. Pioneer Value VCT Portfolio's Annual Report for the reporting period ended December 31, 2006 (File No. 811-08786), as filed with the SEC on February 26, 2007 (Accession No. 0000930709-07-000015) is incorporated herein by reference.

3. Pioneer Fund VCT Portfolio's SAI, dated May 1, 2007 (File Nos. 033-84546; 811-08786), as filed with the SEC on April 27, 2007 (Accession No. 0000930709-07-000038) is incorporated herein by reference.

4. Pioneer Fund VCT Portfolio's Annual Report for the reporting period ended December 31, 2006 (File No. 811-08786), as filed with the SEC on February 26, 2007 (Accession No. 0000930709-07-000015) is incorporated herein by reference.

5. Pioneer America Income VCT Portfolio's SAI, dated May 1, 2007 (File Nos. 033-84546; 811-08786), as filed with the SEC on April 27, 2007 (Accession No. 0000930709-07-000038) is incorporated herein by reference.

6. Pioneer America Income VCT Portfolio's Annual Report for the reporting period ended December 31, 2006 (File No. 811-08786), as filed with the SEC on February 26, 2007 (Accession No. 0000930709-07-000015) is incorporated herein by reference.

7. Pioneer Bond VCT Portfolio's SAI, dated May 1, 2007 (File Nos. 033-84546; 811-08786), as filed with the SEC on April 27, 2007 (Accession No. 0000930709-07-000038) is incorporated herein by reference.

8. Pioneer Bond VCT Portfolio's Annual Report for the reporting period ended December 31, 2006 (File No. 811-08786), as filed with the SEC on February 26, 2007 (Accession No. 0000930709-07-000015) is incorporated herein by reference.

                                   EXHIBITS

  Pro forma financial statements for the most recent annual period ended December 31, 2006 for the following:

  1. Pioneer Value VCT Portfolio into Pioneer Fund VCT Portfolio

  2. Pioneer America Income VCT Portfolio into Pioneer Bond VCT Portfolio

                         ADDITIONAL INFORMATION ABOUT
                        PIONEER FUND VCT PORTFOLIO AND
                          PIONEER BOND VCT PORTFOLIO

PORTFOLIO HISTORY

     For additional information about each Portfolio generally and its history, see "Fund History" in the SAI.

DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENT RISKS

     For additional information about the each Portfolio's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in the SAI.

MANAGEMENT OF EACH PORTFOLIO

     For additional information about each Portfolio's Board of Trustees and officers, see "Trustees and Officers" in the SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For addition information on share ownership of each Portfolio, see "Annual Fee, Expense and Other Information" in the SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information on each Portfolio, see "Investment Adviser," "Custodian" and "Independent Registered Public Accounting Firm" in the SAI.

PORTFOLIO MANAGERS

     For additional information, see "Portfolio Management" in the SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about each Portfolio's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information about the voting rights and other characteristics of shares of beneficial interest of each Portfolio, see "Description of Shares" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of each Portfolio, see "Pricing of Shares" in the SAI.

TAXATION OF EACH PORTFOLIO

     For additional information about tax matters related to an investment in each Portfolio, see "Tax Status" in the SAI.

UNDERWRITERS

     For additional information about each Portfolio's principal underwriter, see "Principal Underwriter and Distribution Plans" in the SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of each Portfolio, see "Investment Results" in the SAI.

FINANCIAL STATEMENTS

     For additional information on each Portfolio, see "Financial Statements" in the SAI.

PIONEER FUND VCT PORTFOLIO
Pro Forma Statement of Assets & Liabilities
December 31, 2006
(unaudited)

                                                                Pioneer         Pioneer
                                                                 Fund          Value Fund
                                                             VCT Portfolio   VCT Portfolio
                                                           ---------------- ---------------
ASSETS:
 Investment in securities, at value (Cost $386,151,520 and
  $58,082,778, respectively) .............................  $ 542,007,948    $ 65,933,696
 Cash ....................................................             --       2,186,795
 Receivables -
  Fund shares sold .......................................        503,001              --
  Dividends, interest and foreign taxes withheld .........      1,083,779         116,120
  Due from Pioneer Investment Management, Inc. ...........             --              --
 Other ...................................................         34,553           1,797
                                                            -------------    ------------
    Total assets .........................................  $ 543,629,281    $ 68,238,408
                                                            -------------    ------------
LIABILITIES:
 Payables -
  Investment securities purchased ........................  $          --    $         --
  Fund shares repurchased ................................        595,350          76,738
  Upon return of securities loaned .......................             --              --
 Due to bank .............................................        286,971              --
 Due to affiliates .......................................         35,640           6,164
 Accrued expenses ........................................         83,924          61,715
                                                            -------------    ------------
    Total liabilities ....................................  $   1,001,885    $    144,617
                                                            -------------    ------------
NET ASSETS:
 Paid-in capital .........................................  $ 406,920,308    $ 60,372,690
 Undistributed net investment income .....................         42,393         921,952
 Accumulated net realized income (loss) ..................    (20,191,733)     (1,051,769)
 Net unrealized gain on investments ......................    155,856,428       7,850,918
                                                            -------------    ------------
    Total net assets .....................................  $ 542,627,396    $ 68,093,791
                                                            -------------    ------------
    Class I Net Assets ...................................  $ 386,917,044    $         --
    Class II Net Assets ..................................    155,710,352      68,093,791
                                                            =============    ============
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
 Class I .................................................     15,604,332              --
 Class II ................................................      6,296,048       4,514,324
                                                            =============    ============
NET ASSET VALUE PER SHARE:
 Class I .................................................  $       24.80    $         --
 Class II ................................................          24.73           15.08
                                                            =============    ============

                                                                Pioneer Fund       Pioneer Fund
                                                               VCT Portfolio       VCT Portfolio
                                                                 Pro Forma           Pro Forma
                                                                Adjustments          Combined
                                                           --------------------- ----------------
ASSETS:
 Investment in securities, at value (Cost $386,151,520 and
  $58,082,778, respectively) .............................                        $ 607,941,644
 Cash ....................................................                            2,186,795
 Receivables -
  Fund shares sold .......................................                              503,001
  Dividends, interest and foreign taxes withheld .........                            1,199,899
  Due from Pioneer Investment Management, Inc. ...........                                   --
 Other ...................................................                               36,350
                                                                                  -------------
    Total assets .........................................                        $ 611,867,689
                                                                                  -------------
LIABILITIES:
 Payables -
  Investment securities purchased ........................                        $          --
  Fund shares repurchased ................................                              672,088
  Upon return of securities loaned .......................                                   --
 Due to bank .............................................                              286,971
 Due to affiliates .......................................                               41,804
 Accrued expenses ........................................                              145,639
                                                                                  -------------
    Total liabilities ....................................                        $   1,146,502
                                                                                  -------------
NET ASSETS:
 Paid-in capital .........................................                        $ 467,292,998
 Undistributed net investment income .....................                              964,345
 Accumulated net realized income (loss) ..................                          (21,243,502)
 Net unrealized gain on investments ......................                          163,707,346
                                                                                  -------------
    Total net assets .....................................                        $ 610,721,187
                                                                                  -------------
    Class I Net Assets ...................................                        $ 386,917,044
    Class II Net Assets ..................................                          223,804,143
                                                                                  =============
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
 Class I .................................................                           15,604,332
 Class II ................................................       (1,760,835)(a)       9,049,537
                                                                                  =============
NET ASSET VALUE PER SHARE:
 Class I .................................................                        $       24.80
 Class II ................................................                                24.73
                                                                                  =============

----------
(a) Class II shares of Pioneer Value VCT Portfolio are exchanged for Class II shares of Pioneer Fund VCT Portfolio.


   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO
Pro Forma Statement of Operations
For the Year Ended December 31, 2006
(unaudited)

                                                                     Pioneer         Pioneer
                                                                       Fund         Value Fund
                                                                  VCT Portfolio   VCT Portfolio
                                                                 --------------- ---------------
INVESTMENT INCOME:
 Dividends .....................................................   $10,133,866     $1,601,077
 Interest ......................................................       421,825        108,594
 Income on securities loaned, net ..............................            --
                                                                   -----------     ----------
    Total investment income ....................................   $10,555,691     $1,709,671
                                                                   -----------     ----------
EXPENSES:
 Management fees ...............................................   $ 3,350,070     $  511,538
 Transfer agent fees and expenses ..............................         2,832          1,300
 Distribution fees (Class II) ..................................       341,019        170,507
 Administrative reimbursements .................................       113,433         15,372
 Custodian fees ................................................        41,352         11,994
 Professional fees .............................................        48,717         34,275
 Printing expense ..............................................        14,920          9,287
 Fees and expenses of nonaffiliated trustees ...................         8,431          5,355
 Miscellaneous .................................................        21,437          6,072
                                                                   -----------     ----------
  Total expenses ...............................................   $ 3,942,211     $  765,700
  Less management fees waived and expenses assumed
    by Pioneer Investment Management, Inc. .....................            --             --
  Less fees paid indirectly ....................................        (5,637)            --
                                                                   -----------     ----------
  Net expenses .................................................   $ 3,936,574     $  765,700
                                                                   -----------     ----------
    Net investment income ......................................   $ 6,619,117     $  943,971
                                                                   -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from investments
  Investments ..................................................   $19,969,864     $6,618,454
  Written options closed/expired ...............................            --        140,889
  Forward foreign currency contracts and other assets and
    liabilities denominated in foreign currencies ..............       (20,302)       (21,932)
                                                                   -----------     ----------
                                                                   $19,949,562     $6,737,411
                                                                   -----------     ----------
 Change in net unrealized gain or loss from:
  Investments ..................................................   $52,425,564     $1,924,056
  Forward foreign currency contracts and other assets and
    liabilities denominated in foreign currencies ..............            --              4
                                                                   -----------     ----------
                                                                   $52,425,564     $1,924,060
                                                                   -----------     ----------
  Net gain on investments and foreign currency
    transactions ...............................................   $72,375,126     $8,661,471
                                                                   -----------     ----------
  Net increase in net assets resulting from operations .........   $78,994,243     $9,605,442
                                                                   ===========     ==========

                                                                      Pioneer Fund       Pioneer Fund
                                                                      VCT Portfolio      VCT Portfolio
                                                                        Pro Forma          Pro Forma
                                                                       Adjustments         Combined
                                                                 ---------------------- --------------
INVESTMENT INCOME:
 Dividends .....................................................                         $11,734,943
 Interest ......................................................                             530,419
 Income on securities loaned, net ..............................                                  --
                                                                     -----------         -----------
    Total investment income ....................................                         $12,265,362
                                                                     -----------         -----------
EXPENSES:
 Management fees ...............................................      $  (68,316)(b)     $ 3,793,292
 Transfer agent fees and expenses ..............................          (1,132)(b)           3,000
 Distribution fees (Class II) ..................................              (5)(b)         511,521
 Administrative reimbursements .................................           2,501(b)          131,306
 Custodian fees ................................................                              53,346
 Professional fees .............................................         (30,487)(a)          52,505
 Printing expense ..............................................                              24,207
 Fees and expenses of nonaffiliated trustees ...................                              13,786
 Miscellaneous .................................................              --(a)(c)        27,509
                                                                      ----------         -----------
  Total expenses ...............................................      $  (97,439)        $ 4,610,472
  Less management fees waived and expenses assumed
    by Pioneer Investment Management, Inc. .....................                                  --
  Less fees paid indirectly ....................................                              (5,637)
                                                                      ----------         -----------
  Net expenses .................................................      $  (97,439)        $ 4,604,835
                                                                      ----------         -----------
    Net investment income ......................................      $   97,439         $ 7,660,527
                                                                      ----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from investments
  Investments ..................................................      $                  $26,588,318
  Written options closed/expired ...............................                             140,889
  Forward foreign currency contracts and other assets and
    liabilities denominated in foreign currencies ..............                             (42,234)
                                                                      ----------         -----------
                                                                      $                  $26,686,973
                                                                      ----------         -----------
 Change in net unrealized gain or loss from:
  Investments ..................................................      $                  $54,349,620
  Forward foreign currency contracts and other assets and
    liabilities denominated in foreign currencies ..............                                   4
                                                                      ----------         -----------
                                                                      $                  $54,349,624
                                                                      ----------         -----------
  Net gain on investments and foreign currency
    transactions ...............................................      $                  $81,036,597
                                                                      ----------         -----------
  Net increase in net assets resulting from operations .........      $   97,439         $88,697,124
                                                                      ==========         ===========

----------
(a) Reflects reduction in expenses due to elimination of duplicate services.
(b) Expenses and expense limitations conformed to Pioneer Fund VCT Portfolio's contracts with affiliated parties.
(c) Includes costs of the reorganization. Due to expense limitations, no adjustments were necessary.


   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio
Pro Forma
Schedule of Investments
December 31, 2006
(unaudited)

                                                                                                                          Pioneer
                       Pioneer                                                                                            Fund VCT
                       Fund VCT                                                                Pioneer      Pioneer      Portfolio
 Pioneer    Pioneer   Portfolio                                                   % of        Value VCT     Fund VCT     Pro Forma
Value VCT   Fund VCT  Pro Forma                                                 Pro Forma     Portfolio    Portfolio      Combined
Portfolio  Portfolio   Combined                                                  Combined      Market       Market         Market
  Shares     Shares     Shares                                                  Net Assets     Value         Value         Value
---------  ---------  ---------                                                 ----------  ------------ ----------- ---------------
                                 COMMON STOCKS                                  97.8%
                                 Energy                                          8.3%
                                 Integrated Oil & Gas                            6.6%
  31,600    179,531    211,131   Chevron Corp.                                              $  2,323,548  $ 13,200,914  $ 15,524,462
  38,076     88,025    126,101   ConocoPhillips                                                2,739,568     6,333,399     9,072,967
      --    114,668    114,668   Exxon Mobil Corp.                                                    --     8,787,009     8,787,009
      --    107,450    107,450   Occidental Petroleum Corp.                                           --     5,246,784     5,246,784
  19,100         --     19,100   USX-Marathon Group, Inc.                                      1,766,750            --     1,766,750
                                                                                            ------------  ------------  ------------
                                                                                            $  6,829,866  $ 33,568,106  $ 40,397,972
                                                                                            ------------  ------------  ------------
                                 Oil & Gas Equipment & Services                  0.4%
      --     65,062     65,062   Weatherford International, Inc.*                           $         --  $  2,718,941  $  2,718,941
                                                                                            ------------  ------------  ------------
                                 Oil & Gas Exploration & Production              1.3%
      --     76,894     76,894   Apache Corp.                                               $         --  $  5,114,220  $  5,114,220
      --     67,515     67,515   Pioneer Natural Resources Co.                                        --     2,679,670     2,679,670
                                                                                            ------------  ------------  ------------
                                                                                            $         --  $  7,793,890  $  7,793,890
                                                                                            ------------  ------------  ------------
                                 Total Energy                                               $  6,829,866  $ 44,080,937  $ 50,910,803
                                                                                            ------------  ------------  ------------
                                 Materials                                       4.0%
                                 Aluminum                                        0.9%
      --    191,026    191,026   Alcoa, Inc.                                                $         --  $  5,732,690  $  5,732,690
                                                                                            ------------  ------------  ------------
                                 Diversified Chemical                            0.7%
      --     70,100     70,100   Dow Chemical Co.                                           $         --  $  2,799,794  $  2,799,794
      --     26,034     26,034   E.I. du Pont de Nemours and Co.                                      --     1,268,116     1,268,116
                                                                                            ------------  ------------  ------------
                                                                                            $         --  $  4,067,910  $  4,067,910
                                                                                            ------------  ------------  ------------
                                 Diversified Metals & Mining                     1.3%
  21,107         --     21,107   Freeport-McMoRan Copper & Gold, Inc. (Class B)             $  1,176,293  $         --  $  1,176,293
      --    122,524    122,524   Rio Tinto Plc                                                        --     6,522,710     6,522,710
                                                                                            ------------  ------------  ------------
                                                                                            $  1,176,293  $  6,522,710  $  7,699,003
                                                                                            ------------  ------------  ------------
                                 Gold                                            0.1%
   8,000         --      8,000   Newmont Mining Corp.                                       $    361,200  $         --  $    361,200
                                                                                            ------------  ------------  ------------
                                 Industrial Gases                                0.8%
      --     25,334     25,334   Air Products & Chemicals, Inc.                             $         --  $  1,780,474  $  1,780,474
      --     53,762     53,762   Praxair, Inc.                                                        --     3,189,699     3,189,699
                                                                                            ------------  ------------  ------------
                                                                                            $         --  $  4,970,173  $  4,970,173
                                                                                            ------------  ------------  ------------
                                 Specialty Chemicals                             0.2%
      --     37,481     37,481   Ecolab, Inc.                                               $         --  $  1,694,141  $  1,694,141
                                                                                            ------------  ------------  ------------
                                 Total Materials                                            $  1,537,493  $ 22,987,624  $ 24,525,117
                                                                                            ------------  ------------  ------------
                                 Capital Goods                                   9.6%
                                 Aerospace & Defense                             2.2%
      --     86,022     86,022   General Dynamics Corp.                                     $         --  $  6,395,736  $  6,395,736
      --    111,683    111,683   United Technologies Corp.                                            --     6,982,421     6,982,421
                                                                                            ------------  ------------  ------------
                                                                                            $         --  $ 13,378,157  $ 13,378,157
                                                                                            ------------  ------------  ------------

                                                                                                                        Pioneer
                       Pioneer                                                                                          Fund VCT
                       Fund VCT                                                              Pioneer      Pioneer      Portfolio
 Pioneer    Pioneer   Portfolio                                                   % of      Value VCT     Fund VCT     Pro Forma
Value VCT   Fund VCT  Pro Forma                                                 Pro Forma   Portfolio    Portfolio      Combined
Portfolio  Portfolio   Combined                                                 Combined     Market        Market        Market
  Shares     Shares     Shares                                                 Net Assets     Value        Value         Value
---------  ---------  ---------                                                ----------- -----------   -------------------------
                                 Construction & Farm Machinery & Heavy Trucks  3.9%
      --     99,679     99,679   Caterpillar, Inc.                                         $        --  $  6,113,313  $  6,113,313
      --     94,266     94,266   Deere & Co.                                                        --     8,961,869     8,961,869
      --    136,822    136,822   PACCAR, Inc.                                                       --     8,879,748     8,879,748
                                                                                           -----------  ------------  ------------
                                                                                           $        --  $ 23,954,930  $ 23,954,930
                                                                                           -----------  ------------  ------------
                                 Electrical Component & Equipment              1.1%
      --     97,280     97,280   Emerson Electric Co.                                      $        --  $  4,289,075  $  4,289,075
      --     36,906     36,906   Rockwell International Corp.                                       --     2,254,218     2,254,218
                                                                                           -----------  ------------  ------------
                                                                                           $        --  $  6,543,293  $  6,543,293
                                                                                           -----------  ------------  ------------
                                 Industrial Conglomerates                      2.2%
  19,300     43,600     62,900   3M Co.                                                    $ 1,504,049  $  3,397,748  $  4,901,797
  38,000    154,654    192,654   General Electric Co.                                        1,413,980     5,754,675     7,168,655
  40,363         --     40,363   Tyco International, Ltd.                                    1,227,035            --     1,227,035
                                                                                           -----------  ------------  ------------
                                                                                           $ 4,145,064  $  9,152,423  $ 13,297,487
                                                                                           -----------  ------------  ------------
                                 Industrial Machinery                          0.2%
      --     16,367     16,367   Parker Hannifin Corp.                                     $        --  $  1,258,295  $  1,258,295
                                                                                           -----------  ------------  ------------
                                 Total Capital Goods                                       $ 4,145,064  $ 54,287,098  $ 58,432,162
                                                                                           -----------  ------------  ------------
                                 Transportation                                3.5%
                                 Airlines                                      0.7%
      --    261,293    261,293   Southwest Airlines Co.                                    $        --  $  4,003,009  $  4,003,009
                                                                                           -----------  ------------  ------------
                                 Railroads                                     2.8%
     --     74,802     74,802    Burlington Northern, Inc.                                 $        --  $  5,521,136  $  5,521,136
 10,900    222,911    233,811    Norfolk Southern Corp.                                        548,161    11,210,194    11,758,355
                                                                                           -----------  ------------  ------------
                                                                                           $   548,161  $ 16,731,330  $ 17,279,491
                                                                                           -----------  ------------  ------------
                                 Total Transportation                                      $   548,161  $ 20,734,339  $ 21,282,500
                                                                                           -----------  ------------  ------------
                                 Automobiles & Components                      1.8%
                                 Auto Parts & Equipment                        1.3%
     --     91,445     91,445    Johnson Controls, Inc.                                    $        --  $  7,856,954  $  7,856,954
                                                                                           -----------  ------------  ------------
                                 Automobile Manufacturers                      0.5%
     --    416,051    416,051    Ford Motor Corp.                                          $        --  $  3,124,543  $  3,124,543
                                                                                           -----------  ------------  ------------
                                 Total Automobiles & Components                            $        --  $ 10,981,497  $ 10,981,497
                                                                                           -----------  ------------  ------------
                                 Consumer Durables & Apparel                   0.2%
                                 Apparel, Accessories & Luxury Goods           0.2%
     --     23,883     23,883    Liz Claiborne, Inc.                                       $        --  $  1,037,955  $  1,037,955
                                                                                           -----------  ------------  ------------
                                 Total Consumer Durables & Apparel                         $        --  $  1,037,955  $  1,037,955
                                                                                           -----------  ------------  ------------
                                 Media                                         5.3%
                                 Advertising                                   0.7%
     --     42,090     42,090    Omnicom Group                                             $        --  $  4,400,089  $  4,400,089
                                                                                           -----------  ------------  ------------
                                 Movies & Entertainment                        0.9%
     --    162,516    162,516    The Walt Disney Co.                                       $        --  $  5,569,423  $  5,569,423
                                                                                           -----------  ------------  ------------
                                 Publishing                                    3.7%
     --     41,058     41,058    Elsevier NV                                               $        --  $    700,087  $    700,087
     --     64,140     64,140    Gannett Co.                                                        --     3,877,904     3,877,904
     --      6,457      6,457    Idearc, Inc.*                                                      --       184,979       184,979
     --    125,263    125,263    John Wiley & Sons, Inc.                                            --     4,818,868     4,818,868
     --    188,438    188,438    McGraw-Hill Co., Inc.                                              --    12,817,553    12,817,553
                                                                                           -----------  ------------  ------------
                                                                                           $        --  $ 22,399,391  $ 22,399,391
                                                                                           -----------  ------------  ------------
                                 Total Media                                               $        --  $ 32,368,903  $ 32,368,903
                                                                                           -----------  ------------  ------------

                                                                                                              Pioneer
                       Pioneer                                                                                Fund VCT
                       Fund VCT                                                   Pioneer       Pioneer      Portfolio
 Pioneer    Pioneer   Portfolio                                        % of     Value VCT      Fund VCT     Pro Forma
Value VCT   Fund VCT  Pro Forma                                      Pro Forma  Portfolio     Portfolio      Combined
Portfolio  Portfolio   Combined                                      Combined     Market        Market        Market
  Shares     Shares     Shares                                      Net Assets    Value         Value         Value
---------  ---------  ---------                                     ----------  -----------  ------------  ------------
                                 Retailing                          4.8%
                                 Department Stores                  1.8%
      --    100,356    100,356   Federated Department Stores, Inc.              $        --  $  3,826,574  $  3,826,574
      --    147,889    147,889   Nordstrom, Inc.                                         --     7,296,843     7,296,843
                                                                                -----------  ------------  ------------
                                                                                $        --  $ 11,123,417  $ 11,123,417
                                                                                -----------  ------------  ------------
                                 General Merchandise Stores         1.4%
      --    150,713    150,713   Target Corp.                                   $        --  $  8,598,177  $  8,598,177
                                                                                -----------  ------------  ------------
                                 Home Improvement Retail            1.0%
  39,200         --     39,200   Home Depot, Inc.                               $ 1,574,272  $         --  $  1,574,272
      --    141,584    141,584   Lowe's Companies, Inc.                                  --     4,410,342     4,410,342
                                                                                -----------  ------------  ------------
                                                                                $ 1,574,272  $  4,410,342     5,984,614
                                                                                -----------  ------------  ------------
                                 Internet Retail                    0.1%
  26,600         --     26,600   Expedia, Inc. *                                $   558,068  $         --  $    558,068
                                                                                -----------  ------------  ------------
                                 Specialty Stores                   0.5%
      --     29,018     29,018   Barnes & Noble, Inc.                           $        --  $  1,152,305  $  1,152,305
      --     69,072     69,072   Staples, Inc.                                           --     1,844,222     1,844,222
                                                                                -----------  ------------  ------------
                                                                                $        --  $  2,996,527  $  2,996,527
                                                                                -----------  ------------  ------------
                                 Total Retailing                                $ 2,132,340  $ 27,128,463  $ 29,260,803
                                                                                -----------  ------------  ------------
                                 Food & Drug Retailing              3.5%
                                 Food Retail                        0.1%
  33,500         --     33,500   Kroger Co.                                     $   772,845  $         --  $    772,845
                                                                                -----------  ------------  ------------
                                 Drug Retail                        1.8%
      --     75,467     75,467   CVS Corp.                                      $        --  $  2,332,685  $  2,332,685
      --    190,303    190,303   Walgreen Co.                                            --     8,733,005     8,733,005
                                                                                -----------  ------------  ------------
                                                                                $        --  $ 11,065,690  $ 11,065,690
                                                                                -----------  ------------  ------------
                                 Food Distributors                  1.0%
      --    161,566    161,566   Sysco Corp.                                    $        --  $  5,939,166  $  5,939,166
                                                                                -----------  ------------  ------------
                                 Hypermarkets & Supercenters        0.6%
      --     19,649     19,649   Costco Wholesale Corp.                         $        --  $  1,038,843  $  1,038,843
  28,570     28,800     57,370   Wal-Mart Stores, Inc.                            1,319,363     1,329,984     2,649,347
                                                                                -----------  ------------  ------------
                                                                                $ 1,319,363  $  2,368,827  $  3,688,190
                                                                                -----------  ------------  ------------
                                 Total Food & Drug Retailing                    $ 2,092,208  $ 19,373,683  $ 21,465,891
                                                                                -----------  ------------  ------------
                                 Food, Beverage & Tobacco           5.7%
                                 Packaged Foods & Meats             4.1%
  12,600    118,941    131,541   Campbell Soup Co.                              $   490,014  $  4,625,615  $  5,115,629
  26,400     76,411    102,811   General Mills, Inc.                              1,520,640     4,401,274     5,921,914
      --    108,055    108,055   H.J. Heinz Co., Inc.                                    --     4,863,556     4,863,556
      --     82,795     82,795   Hershey Foods Corp.                                     --     4,123,191     4,123,191
      --     43,685     43,685   Kellogg Co.                                             --     2,186,871     2,186,871
      --    162,773    162,773   Sara Lee Corp.                                          --     2,772,024     2,772,024
                                                                                -----------  ------------  ------------
                                                                                $ 2,010,654  $ 22,972,531  $ 24,983,185
                                                                                -----------  ------------  ------------
                                 Soft Drinks                        1.2%
      --    113,124    113,124   PepsiCo, Inc.                                  $        --  $  7,075,906  $  7,075,906
                                                                                -----------  ------------  ------------
                                 Tobacco                            0.4%
  31,750         --     31,750   Altria Group, Inc.                             $ 2,724,785  $         --  $  2,724,785
                                                                                -----------  ------------  ------------
                                 Total Food, Beverage & Tobacco                 $ 4,735,439  $ 30,048,437  $ 34,783,876
                                                                                -----------  ------------  ------------

                                                                                                                   Pioneer
                       Pioneer                                                                                     Fund VCT
                       Fund VCT                                                        Pioneer       Pioneer      Portfolio
 Pioneer    Pioneer   Portfolio                                             % of      Value VCT      Fund VCT     Pro Forma
Value VCT   Fund VCT  Pro Forma                                           Pro Forma   Portfolio     Portfolio      Combined
Portfolio  Portfolio   Combined                                           Combined      Market        Market        Market
  Shares     Shares     Shares                                           Net Assets     Value         Value         Value
---------  ---------  ---------                                          ----------  ------------  ------------  ------------
                                 Household & Personal Products           2.0%
                                 Household Products                      1.5%
      --     14,255     14,255   Clorox Co.                                          $         --  $    914,458  $    914,458
      --     96,982     96,982   Colgate-Palmolive Co.                                         --     6,327,106     6,327,106
  27,600         --     27,600   Kimberly-Clark Corp.                                   1,875,420            --     1,875,420
                                                                                     ------------  ------------  ------------
                                                                                     $  1,875,420  $  7,241,564  $  9,116,984
                                                                                     ------------  ------------  ------------
                                 Personal Products                       0.5%
  15,200         --     15,200   Avon Products, Inc.                                 $    502,208  $         --  $    502,208
      --     67,208     67,208   Estee Lauder Co.                                              --     2,743,431     2,743,431
                                                                                     ------------  ------------  ------------
                                                                                     $    502,208  $  2,743,431  $  3,245,639
                                                                                     ------------  ------------  ------------
                                 Total Household & Personal Products                 $  2,377,628  $  9,984,995  $ 12,362,623
                                                                                     ------------  ------------  ------------
                                 Health Care Equipment & Services        4.6%
                                 Health Care Equipment                   4.5%
      --     71,108     71,108   Becton, Dickinson & Co.                             $         --  $  4,988,226  $  4,988,226
  48,400         --     48,400   Boston Scientific Corp.*                                 831,512            --       831,512
      --    139,138    139,138   Biomet, Inc.                                                  --     5,742,225     5,742,225
      --     63,800     63,800   C. R. Bard, Inc.                                              --     5,293,486     5,293,486
      --     75,039     75,039   Medtronic, Inc.                                               --     4,015,337     4,015,337
      --    104,000    104,000   St. Jude Medical, Inc.*                                       --     3,802,240     3,802,240
      --     39,300     39,300   Zimmer Holdings, Inc.*                                        --     3,080,334     3,080,334
                                                                                     ------------  ------------  ------------
                                                                                     $    831,512  $ 26,921,848  $ 27,753,360
                                                                                     ------------  ------------  ------------
                                 Managed Health Care                     0.1%
   6,600         --      6,600   Aetna, Inc.                                         $    284,988  $         --  $    284,988
                                                                                     ------------  ------------  ------------
                                 Total Health Care Equipment & Services              $  1,116,500  $ 26,921,848  $ 28,038,348
                                                                                     ------------  ------------  ------------
                                 Pharmaceuticals & Biotechnology         8.4%
                                 Biotechnology                           0.6%
      --     53,778     53,778   Amgen, Inc.*                                        $         --  $  3,673,575  $  3,673,575
                                                                                     ------------  ------------  ------------
                                 Pharmaceuticals                         7.8%
      --    102,710    102,710   Abbott Laboratories                                 $         --  $  5,003,004  $  5,003,004
      --     53,017     53,017   Barr Laboratorie, Inc.*                                       --     2,657,212     2,657,212
  97,820         --     97,820   Bristol-Myers Squibb Co.                               2,574,622            --     2,574,622
      --     80,039     80,039   Eli Lilly & Co.                                               --     4,170,032     4,170,032
      --     72,158     72,158   Johnson & Johnson                                             --     4,763,871     4,763,871
  52,000     63,788    115,788   Merck & Co., Inc.                                      2,267,200     2,781,157     5,048,357
      --     77,980     77,980   Novartis AG (A.D.R.)                                          --     4,479,171     4,479,171
  56,000    204,900    260,900   Pfizer, Inc.                                           1,450,400     5,306,910     6,757,310
      --     36,377     36,377   Roche Holdings AG (A.D.R.)*                                   --     3,260,325     3,260,325
 123,970    175,915    299,885   Schering-Plough Corp.                                  2,930,651     4,158,631     7,089,282
      --     44,611     44,611   Teva Pharmaceutical Industries, Ltd.                          --     1,386,510     1,386,510
  11,700         --     11,700   Wyeth                                                    595,764            --       595,764
                                                                                     ------------  ------------  ------------
                                                                                     $  9,818,637  $ 37,966,823  $ 47,785,460
                                                                                     ------------  ------------  ------------
                                 Total Pharmaceuticals & Biotechnology               $  9,818,637  $ 41,640,398  $ 51,459,035
                                                                                     ------------  ------------  ------------
                                 Banks                                   8.1%
                                 Diversified Banks                       3.8%
      --    235,635    235,635   U.S. Bancorp                                        $         --  $  8,527,631  $  8,527,631
  42,280     39,577     81,857   Wachovia Corp.                                         2,407,846     2,253,910     4,661,756
      --    281,946    281,946   Wells Fargo & Co.                                             --    10,026,000    10,026,000
                                                                                     ------------  ------------  ------------
                                                                                     $  2,407,846  $ 20,807,541  $ 23,215,387
                                                                                     ------------  ------------  ------------

                                                                                                                   Pioneer
                       Pioneer                                                                                     Fund VCT
                       Fund VCT                                                         Pioneer      Pioneer      Portfolio
 Pioneer    Pioneer   Portfolio                                              % of      Value VCT     Fund VCT     Pro Forma
Value VCT   Fund VCT  Pro Forma                                            Pro Forma   Portfolio    Portfolio      Combined
Portfolio  Portfolio   Combined                                            Combined     Market        Market        Market
  Shares     Shares     Shares                                            Net Assets     Value        Value         Value
---------  ---------  ---------                                           ----------  -----------  ------------  ------------
                                 Regional Banks                           2.9%
      --     25,377     25,377   Compass Bancshares, Inc.                             $        --  $  1,513,738  $  1,513,738
      --     83,035     83,035   First Horizon National Corp.                                  --     3,469,202     3,469,202
      --    170,284    170,284   National City Corp.                                           --     6,225,583     6,225,583
      --     55,102     55,102   SunTrust Banks, Inc.                                          --     4,653,364     4,653,364
      --     21,817     21,817   Zions BanCorp.                                                --     1,798,593     1,798,593
                                                                                      -----------  ------------  ------------
                                                                                      $        --  $ 17,660,480  $ 17,660,480
                                                                                      -----------  ------------  ------------
                                 Thrifts & Mortgage Finance               1.4%
  11,500         --     11,500   Freddie Mac                                          $   780,850  $         --  $    780,850
  31,618    146,301    177,919   Washington Mutual, Inc.                                1,438,303     6,655,232     8,093,535
                                                                                      -----------  ------------  ------------
                                                                                      $ 2,219,153  $  6,655,232  $  8,874,385
                                                                                      -----------  ------------  ------------
                                 Total Banks                                          $ 4,626,999  $ 45,123,253  $ 49,750,252
                                                                                      -----------  ------------  ------------
                                 Diversified Financials                   5.9%
                                 Asset Management & Custody Banks         1.8%
  90,000         --     90,000   Amvescap Plc                                         $ 1,048,859  $         --  $  1,048,859
      --     43,970     43,970   Federated Investors, Inc.                                     --     1,485,307     1,485,307
      --    104,482    104,482   State Street Corp.                                            --     7,046,266     7,046,266
      --     36,004     36,004   T. Rowe Price Associates, Inc.                                --     1,575,895     1,575,895
                                                                                      -----------  ------------  ------------
                                                                                      $ 1,048,859  $ 10,107,468  $ 11,156,327
                                                                                      -----------  ------------  ------------
                                 Consumer Finance                         1.1%
      --    112,725    112,725   American Express Co.                                 $        --  $  6,839,026  $  6,839,026
                                                                                      -----------  ------------  ------------
                                 Investment Banking & Brokerage           1.2%
  17,220     58,452     75,672   Merrill Lynch & Co., Inc.                            $ 1,603,182  $  5,441,881  $  7,045,063
                                                                                      -----------  ------------  ------------
                                 Diversified Financial Services           1.8%
  34,524     86,529    121,053   Bank of America Corp.                                $ 1,843,236  $  4,619,783  $  6,463,019
  38,434     42,750     81,184   Citigroup, Inc.                                        2,140,774     2,381,175     4,521,949
                                                                                      -----------  ------------  ------------
                                                                                      $ 3,984,010  $  7,000,958  $ 10,984,968
                                                                                      -----------  ------------  ------------
                                 Total Diversified Financials                         $ 6,636,051  $ 29,389,333  $ 36,025,384
                                                                                      -----------  ------------  ------------
                                 Insurance                                3.6%
                                 Life & Health Insurance                  0.7%
      --     49,100     49,100   MetLife, Inc.                                        $        --  $  2,897,391  $  2,897,391
  69,695         --     69,695   UNUM Corp.                                             1,448,262            --     1,448,262
                                                                                      -----------  ------------  ------------
                                                                                      $ 1,448,262  $  2,897,391  $  4,345,653
                                                                                      -----------  ------------  ------------
                                 Multi-Line Insurance                     0.8%
  41,258         --     41,258   American International Group, Inc.                   $ 2,956,548  $         --  $  2,956,548
      --     24,622     24,622   Hartford Financial Services Group, Inc.                       --     2,297,479     2,297,479
                                                                                      -----------  ------------  ------------
                                                                                      $ 2,956,548  $  2,297,479  $  5,254,027
                                                                                      -----------  ------------  ------------
                            --   Property & Casualty Insurance            2.1%
  50,309         --     50,309   Allstate Corp.                                       $ 3,275,619  $         --  $  3,275,619
      --    137,506    137,506   Chubb Corp.                                                   --     7,275,442     7,275,442
      --     34,082     34,082   Safeco Corp.                                                  --     2,131,829     2,131,829
                                                                                      -----------  ------------  ------------
                                                                                      $ 3,275,619  $  9,407,271  $ 12,682,890
                                                                                      -----------  ------------  ------------
                                 Total Insurance                                      $ 7,680,429  $ 14,602,141  $ 22,282,570
                                                                                      -----------  ------------  ------------
                                 Software & Services                      3.5%
                                 Application Software                     0.6%
      --     86,186     86,186   Adobe Systems, Inc.*                                 $        --  $  3,543,968  $  3,543,968
                                                                                      -----------  ------------  ------------

                                                                                                                 Pioneer
                       Pioneer                                                                                   Fund VCT
                       Fund VCT                                                       Pioneer      Pioneer      Portfolio
 Pioneer    Pioneer   Portfolio                                            % of      Value VCT     Fund VCT     Pro Forma
Value VCT   Fund VCT  Pro Forma                                          Pro Forma   Portfolio    Portfolio      Combined
Portfolio  Portfolio   Combined                                          Combined     Market        Market        Market
  Shares     Shares     Shares                                          Net Assets     Value        Value         Value
---------  ---------  ---------                                         ----------  -----------  ------------  ------------
                                 Data Processing & Outsourced Services  2.0%
      --    181,884    181,884   Automatic Data Processing, Inc.                    $        --  $  8,957,787  $  8,957,787
      --     25,841     25,841   DST Systems, Inc.*                                          --     1,618,422     1,618,422
      --     28,113     28,113   Fiserv, Inc.*                                               --     1,473,683     1,473,683
                                                                                    -----------  ------------  ------------
                                                                                    $        --  $ 12,049,892  $ 12,049,892
                                                                                    -----------  ------------  ------------
                                 Systems Software                       0.9%
      --    181,275    181,275   Microsoft Corp.                                    $        --  $  5,412,872  $  5,412,872
                                                                                    -----------  ------------  ------------
                                 Total Software & Services                          $        --  $ 21,006,732  $ 21,006,732
                                                                                    -----------  ------------  ------------
                                 Technology Hardware & Equipment        6.9%
                                 Communications Equipment               2.9%
      --    139,000    139,000   Cisco Systems, Inc.*                               $        --  $  3,798,870  $  3,798,870
  27,800    313,651    341,451   Motorola, Inc.                                         571,568     6,448,665     7,020,233
  61,148    274,102    335,250   Nokia Corp. (A.D.R.)                                 1,242,527     5,569,753     6,812,280
                                                                                    -----------  ------------  ------------
                            --                                                      $ 1,814,095  $ 15,817,288  $ 17,631,383
                                                                                    -----------  ------------  ------------
                            --   Computer Hardware                      2.9%
  34,200    127,276    161,476   Dell, Inc.*                                        $   858,078  $  3,193,355  $  4,051,433
  29,600    176,511    206,111   Hewlett-Packard Co.                                  1,219,224     7,270,488     8,489,712
   9,600         --      9,600   IBM Corp.                                              932,640            --       932,640
      --    746,472    746,472   Sun Microsystems, Inc.*                                     --     4,045,878     4,045,878
                                                                                    -----------  ------------  ------------
                                                                                    $ 3,009,942  $ 14,509,721  $ 17,519,663
                                                                                    -----------  ------------  ------------
                                 Computer Storage & Peripherals         0.3%
      --    134,374    134,374   EMC Corp.*                                         $        --  $  1,773,737  $  1,773,737
                                                                                    -----------  ------------  ------------
                                 Office Electronics                     0.8%
      --     85,863     85,863   Canon, Inc. (A.D.R.)                               $        --  $  4,858,987  $  4,858,987
                                                                                    -----------  ------------  ------------
                                 Total Technology Hardware & Equipment              $ 4,824,037  $ 36,959,733  $ 41,783,770
                                                                                    -----------  ------------  ------------
                                 Semiconductors                         2.7%
                                 Semiconductor Equipment                0.5%
      --    149,770    149,770   Applied Materials, Inc.                            $        --  $  2,763,257  $  2,763,257
                                                                                    -----------  ------------  ------------
                                 Semiconductors                         2.3%
      --    124,400    124,400   Advanced Micro Devices, Inc.*                      $        --  $  2,531,540  $  2,531,540
      --    258,029    258,029   Intel Corp.                                                 --     5,225,087     5,225,087
      --    211,248    211,248   Texas Instruments, Inc.                                     --     6,083,942     6,083,942
                                                                                    -----------  ------------  ------------
                                                                                    $        --  $ 13,840,569  $ 13,840,569
                                                                                    -----------  ------------  ------------
                                 Total Semiconductors                               $        --  $ 16,603,826  $ 16,603,826
                                                                                    -----------  ------------  ------------
                                 Telecommunication Services             4.2%
                                 Integrated Telecommunication Services  4.0%
      --    235,088    235,088   AT&T Corp.                                         $        --  $  8,404,396  $  8,404,396
  25,800    141,901    167,701   BellSouth Corp.                                      1,215,439     6,684,956     7,900,395
  67,800    129,130    196,930   Verizon Communications, Inc.                         2,524,872     4,808,801     7,333,673
      --     59,603     59,603   Windstream Corp.                                            --       847,555       847,555
                                                                                    -----------  ------------  ------------
                                                                                    $ 3,740,311  $ 20,745,708  $ 24,486,019
                                                                                    -----------  ------------  ------------
                                 Wireless Telecommunication Services    0.2%
      --     23,216     23,216   Alltel Corp.                                       $        --  $  1,404,104  $  1,404,104
                                                                                    -----------  ------------  ------------
                                 Total Telecommunication Services                   $ 3,740,311  $ 22,149,812  $ 25,890,123
                                                                                    -----------  ------------  -----------

                                                                                                                           Pioneer
                        Pioneer                                                                                           Fund VCT
                        Fund VCT                                                               Pioneer       Pioneer     Portfolio
 Pioneer    Pioneer    Portfolio                                                     % of     Value VCT      Fund VCT    Pro Forma
Value VCT   Fund VCT   Pro Forma                                                   Pro Forma  Portfolio     Portfolio     Combined
Portfolio  Portfolio    Combined                                                   Combined     Market        Market       Market
  Shares     Shares      Shares                                                   Net Assets    Value         Value        Value
--------- ----------  ----------                                                  ----------  -----------  ------------ ------------
                                 Utilities                                              1.2%
                                 Electric Utilities                                     0.8%
  24,590          --      24,590 Edison International                                         $ 1,118,353  $         -- $  1,118,353
  25,790          --      25,790 Firstenergy Corp.                                              1,555,137            --    1,555,137
      --      56,177      56,177 Southern Co.                                                          --     2,070,684    2,070,684
                                                                                              -----------  ------------ ------------
                                                                                              $ 2,673,490  $  2,070,684 $  4,744,174
                                                                                              -----------  ------------ ------------
                                 Independent Power Producer & Energy Traders            0.1%
   7,730          --       7,730 TXU Corp.                                                    $   419,043  $         -- $    419,043
                                                                                              -----------  ------------ ------------
                                 Multi-Utilities                                        0.3%
      --      34,904      34,904 Consolidated Edison, Inc.                                    $        --  $  1,677,836 $  1,677,836
      --      13,700      13,700 PG&E Corp.                                                            --       648,421      648,421
                                                                                              -----------  ------------ ------------
                                                                                              $        --  $  2,326,257 $  2,326,257
                                                                                              -----------  ------------ ------------
                                 Total Utilities                                              $ 3,092,533  $  4,396,941 $  7,489,474
                                                                                              -----------  ------------ ------------
                                 TOTAL COMMON STOCKS                                   97.8%  $65,933,696  $531,807,948 $597,741,644
                                                                                              -----------  ------------ ------------
                                 TEMPORARY CASH INVESTMENT                              1.7%
                                 Repurchase Agreement                                   1.7%
      --  10,200,000  10,200,000 UBS AG, 4.7%, dated 12/29/06, repurchase price of $10,200,000 plus accrued interest on 1/2/06,
                                 collateralized by $10,549,000 U.S. Treasury Bill,
                                 3.25%, 8/15/08                                               $        --  $ 10,200,000 $ 10,200,000
                                                                                              -----------  ------------ ------------
                                 TOTAL TEMPORARY CASH INVESTMENT                              $        --  $ 10,200,000 $ 10,200,000
                                                                                              -----------  ------------ ------------
                                 TOTAL INVESTMENT IN SECURITIES                        99.5%  $65,933,696  $542,007,948 $607,941,644
                                                                                              -----------  ------------ ------------
                                 OTHER ASSETS AND LIABILITIES                           0.5%  $ 2,160,095  $    619,448 $  2,779,543
                                                                                              -----------  ------------ ------------
                                 TOTAL NET ASSETS                                     100.0%  $68,093,791  $542,627,396 $610,721,187
                                                                                              -----------  ------------ ------------
                                 TOTAL INVESTMENTS AT COST                                    $58,082,778  $386,151,520 $444,234,298
                                                                                              -----------  ------------ ------------

----------
*        Non-income producing security
(A.D.R.) American Depositary Receipt

Pioneer Fund VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/06
(Unaudited)

1. Description of the Portfolio

Pioneer Fund VCT Portfolio (Fund Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate portfolios, thirteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

     Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
     Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
     Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
     Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
     Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
     Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I
        shares only)
     Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
        Portfolio) (Class II shares only)
     Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
        Growth Portfolio) (Class II shares only)
     Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities
        Portfolio) (Class I shares only)
     Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
     Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
        shares only)
     Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
        (Class II shares only)
     Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
        (Class II shares only)
     Pioneer Ibboston Aggressive Allocation VCT Portfolio (Ibboston Aggressive
        Allocation Portfolio) (Class II share only)
     Pioneer Ibboston Moderate Allocation VCT Portfolio (Ibboston Moderate
        Allocation Portfolio) (Class II shares only)
     Pioneer Ibboston Growth Allocation VCT Portfolio (Ibboston Growth
        Allocation Portfolio) (Class II shares only)
     Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Each Portfolio, except for Global High Yield Portfolio, is diversified.

Portfolio shares may be purchased only by insurance companies for the purpose of Portfolio variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Fund Portfolio is reasonable income and capital growth.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the
"acquisition") of Value Portfolio by Fund Portfolio, as if such acquisition had taken place as of January 1, 2006.

Under the terms of an Agreement and Plan of Reorganization between these two Portfolios, the combination of the Value Portfolio and Fund Portfolio will be treated as a tax-free business combination (the "Reorganization") and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of Value Portfolio in exchange for shares of the Fund Portfolio at its Class II net asset value. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Value Portfolio and Fund Portfolio have been combined as of and for the twelve months ended December 31, 2006. Following the Reorganization, the Fund Portfolio will be the accounting survivor. Pioneer Investment Management, Inc. (the advisor) has agreed to pay 50% of the expenses associated with the Reorganization, and Value Portfolio and Fund Portfolio will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Value Portfolio and Fund Portfolio included in their annual report to shareowners dated December 31, 2006. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on January 1, 2006.

3. Security Valuation

Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
(NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued on the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Fund Portfolio that would have been issued at December 31, 2006, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of Value Portfolio, as of December 31, 2006, divided by the net asset value per share of Fund Portfolio's Class II shares as of December 31, 2006. The pro forma number of shares outstanding, by class, for the combined Portfolio consists of the following at December 31, 2006:

------------------------------------------------------------------------------------------------------------
                                                  Additional Shares
                     Shares of Fund Portfolio       Assumed/Issued      Total Outstanding Shares
 Class of Shares          Pre-Combination         In Reorganization         Post-Combination
------------------------------------------------------------------------------------------------------------
 Class I                   15,604,332                    --                   15,604,332
------------------------------------------------------------------------------------------------------------
 Class II                   6,296,048                2,753,489                 9,049,537
------------------------------------------------------------------------------------------------------------

5. Federal Income Taxes

Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Reorganization, it will continue to be the Pioneer Fund Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these Portfolios is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Portfolio.

PIONEER BOND VCT PORTFOLIO
Pro Forma Statement of Assets & Liabilities
December 31, 2006
(unaudited)

                                                                                                 Pioneer Bond     Pioneer Bond
                                                                                 Pioneer        VCT Portfolio     VCT Portfolio
                                                              Pioneer Bond   America Income       Pro Forma         Pro Forma
                                                             VCT Portfolio    VCT Portfolio      Adjustments        Combined
                                                            --------------- ---------------- ------------------- --------------
ASSETS:
 Investment in securities, at value (Cost $27,590,145
  and $41,337,405, respectively) ..........................   $27,165,875     $ 41,060,025                        $ 68,225,900
 Cash .....................................................     3,141,197          106,654                           3,247,851
 Receivables -
  Investment securities sold ..............................            --        2,461,520                           2,461,520
  Fund shares sold ........................................        17,096              166                              17,262
  Dividends, interest and foreign taxes withheld ..........       248,333          330,330                             578,663
 Other ....................................................       128,315              129                             128,444
                                                              -----------     ------------                        ------------
    Total assets ..........................................   $30,700,816     $ 43,958,824                        $ 74,659,640
                                                              -----------     ------------                        ------------
LIABILITIES:
 Payables --
  Investment securities purchased .........................   $        --     $  2,956,211                        $  2,956,211
  Fund shares repurchased .................................        69,903            5,141                              75,044
  Due to Pioneer Investment Management, Inc. ..............        14,230           14,230
 Due to affiliates ........................................           307            6,472                               6,779
 Accrued expenses .........................................        46,955           45,206                              92,161
                                                              -----------     ------------                        ------------
    Total liabilities .....................................   $   131,395     $  3,013,030                        $  3,144,425
                                                              -----------     ------------                        ------------
NET ASSETS:
 Paid-in capital ..........................................   $31,853,347     $ 43,232,112                        $ 75,085,459
 Distributions in excess of net investment income .........      (128,958)        (220,066)                           (349,024)
 Accumulated net realized loss on investments .............      (730,698)      (1,788,872)                         (2,519,570)
 Net unrealized loss on investments: ......................      (424,270)        (277,380)                           (701,650)
                                                              -----------     ------------                        ------------
    Total net assets ......................................   $30,569,421     $ 40,945,794                        $ 71,515,215
                                                              -----------     ------------                        ------------
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
 Class I ..................................................     2,851,614        2,142,423     (202,448)(a)          4,791,589
                                                              -----------     ------------                        ------------
 Class II .................................................            --        2,072,650     (193,055)(b)          1,879,595
                                                              -----------     ------------                        ------------
NET ASSETS BY CLASS:
 Class I ..................................................   $30,569,421     $ 20,796,531                        $ 51,365,952
                                                              -----------     ------------                        ------------
 Class II .................................................   $        --     $ 20,149,263                        $ 20,149,263
                                                              -----------     ------------                        ------------
NET ASSET VALUE PER SHARE:
 Class I ..................................................   $     10.72     $       9.71                        $      10.72
                                                              -----------     ------------                        ------------
 Class II .................................................   $        --     $       9.72                        $      10.72
                                                              -----------     ------------                        ------------

----------
(a) Class I and Class II shares of Pioneer America Income VCT Portfolio are exchanged for Class I and Class II shares of Pioneer Bond VCT Portfolio.
(b) Assumes shares exchanged using Pioneer Bond VCT Portfolio's Class I NAV.


   The accompanying notes are an integral part of these financial statements.

PIONEER BOND VCT PORTFOLIO
Pro Forma Statement of Operations
For the Year Ended December 31, 2006
(unaudited)

                                                                    Pioneer Bond
                                                                   VCT Portfolio
                                                                  ---------------
INVESTMENT INCOME:
 Interest .......................................................   $1,599,939
 Income on securities loaned, net ...............................        1,243
                                                                    ----------
    Total investment income .....................................   $1,601,182
                                                                    ----------
EXPENSES:
 Management fees ................................................   $  150,288
 Transfer agent fees and expenses ...............................        1,500
 Distribution fees (Class II) ...................................           --
 Administrative reimbursements ..................................        7,281
 Custodian fees .................................................       14,943
 Professional fees ..............................................       39,127
 Printing expense ...............................................        9,881
 Fees and expenses of nonaffiliated trustees ....................        5,740
 Miscellaneous ..................................................       12,850
                                                                    ----------
    Total expenses ..............................................   $  241,610
    Less management fees waived and expenses assumed
     by Pioneer Investment Management, Inc. .....................      (56,286)
                                                                    ----------
    Net expenses ................................................   $  185,324
                                                                    ----------
     Net investment income ......................................   $1,415,858
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from investments ......................   $  118,050
 Change in net unrealized gain or loss from investments .........     (229,233)
                                                                    ----------
  Net gain on investments and foreign
    currency transactions .......................................   $ (111,183)
                                                                    ----------
  Net increase in net assets resulting from operations ..........   $1,304,675
                                                                    ----------

                                                                                      Pioneer Bond    Pioneer Bond
                                                                       Pioneer       VCT Portfolio    VCT Portfolio
                                                                   America Income      Pro Forma        Pro Forma
                                                                    VCT Portfolio     Adjustments       Combined
                                                                  ---------------- ----------------- --------------
INVESTMENT INCOME:
 Interest .......................................................    $1,999,399                        $3,599,338
 Income on securities loaned, net ...............................            --                             1,243
                                                                     ----------                        ----------
    Total investment income .....................................    $1,999,399                        $3,600,581
                                                                     ----------                        ----------
EXPENSES:
 Management fees ................................................    $  207,751      $         2(b)    $  358,041
 Transfer agent fees and expenses ...............................         3,096           (1,596)(b)        3,000
 Distribution fees (Class II) ...................................        46,808               (2)(b)       46,806
 Administrative reimbursements ..................................         9,358             (527)(b)       16,112
 Custodian fees .................................................        12,591                            27,534
 Professional fees ..............................................        28,929          (28,696)(a)       39,360
 Printing expense ...............................................           954                            10,835
 Fees and expenses of nonaffiliated trustees ....................         6,153           (4,393)(a)        7,500
 Miscellaneous ..................................................         5,394                            18,244
                                                                     ----------      -----------       ----------
    Total expenses ..............................................    $  321,034      $   (35,212)      $  527,432
    Less management fees waived and expenses assumed
     by Pioneer Investment Management, Inc. .....................            --           29,930(b)       (26,356)
                                                                     ----------      -----------       ----------
    Net expenses ................................................    $  321,034      $    (5,282)      $  501,076
                                                                     ----------      -----------       ----------
     Net investment income ......................................    $1,678,365                        $3,099,505
                                                                     ----------                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from investments ......................    $ (121,816)                       $   (3,766)
 Change in net unrealized gain or loss from investments .........      (224,710)                         (453,943)
                                                                     ----------                        ----------
  Net gain on investments and foreign
    currency transactions .......................................    $ (346,526)                       $ (457,709)
                                                                     ----------                        ----------
  Net increase in net assets resulting from operations ..........    $1,331,839                        $2,641,796
                                                                     ----------                        ----------

----------
(a) Reflects reduction in expenses due to elimination of duplicate services.
(b) Expenses and expense limitations conformed to Pioneer Bond VCT Portfolio's contracts with affiliated parties.


   The accompanying notes are an integral part of these financial statements.

PIONEER BOND VCT PORTFOLIO PRO FORMA
Schedule of Investments
December 31, 2006
(Unaudited)

 Pioneer                  Pioneer                                                                                   Pioneer
 America                  Bond VCT                                                                                  America
  Income      Pioneer    Portfolio                                                                                  Income
Trust VCT     Bond VCT   Pro Forma                                                                     % of        Trust VCT
Portfolio    Portfolio    Combined                                                                   Pro Forma     Portfolio
Principal    Principal   Principal                                                                   Combined       Market
  Amount       Amount      Amount                                                                   Net Assets       Value
-----------  ---------  -----------                                                                ------------ --------------
                                     ASSET BACKED SECURITIES                                       1.3%
                                     Banks                                                         0.6%
                                     Thrifts & Mortgage Finance                                    0.6%
 $       --  $350,000   $   350,000  GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41                 $        --
         --    91,032        91,032  Taganka Car Loan Finance Plc, 6.35%, 11/14/13 (144A) (a)                             --
                                                                                                                 -----------
                                                                                                                 $        --
                                                                                                                 -----------
                                     Total Banks                                                                 $        --
                                                                                                                 -----------
                                     Diversified Financials                                        0.2%
                                     Diversified Financial Services                                0.2%
         --   88,211        88,211   Caithness Coso Fund Corp., 6.263%, 6/15/14 (144A)                           $        --
         --   75,161        75,161   Power Receivables Finance, 6.29%, 1/1/12 (144A)                                      --
                                                                                                                 -----------
                                                                                                                 $        --
                                                                                                                 -----------
                                     Total Diversified Financials                                                $        --
                                                                                                                 -----------
                                     Utilities                                                     0.5%
                                     Electric Utilities                                            0.5%
         --  123,102       123,102   FPL Energy National Wind, 6.125%, 3/25/19 (144A)                            $        --
         --  186,120       186,120   FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                                      --
         --   58,153        58,153   Tenaska Alabama, 7.0%, 6/30/21 (144A)                                                --
                                                                                                                 -----------
                                                                                                                 $        --
                                                                                                                 -----------
                                     Total Utilities                                                             $        --
                                                                                                                 -----------
                                     TOTAL ASSET BACKED SECURITIES                                               $        --
                                                                                                                 -----------
                                     COLLATERALIZED MORTGAGE OBLIGATIONS                           6.7%
                                     Banks                                                         0.9%
                                     Thrifts & Mortgage Finance                                    0.9%
         --  160,000       160,000   Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42                  $        --
         --   60,000        60,000   SBA CMBS Trust, 6.709%, 11/15/36                                                     --
         --   40,000        40,000   T SRA R 2006-1 B, 5.7467%, 10/15/36                                                  --
         --  400,000       400,000   Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41                            --
                                                                                                                 -----------
                                                                                                                 $        --
                                                                                                                 -----------
                                     Total Banks                                                                 $        --
                                                                                                                 -----------
                                     Diversified Financials                                        0.7%
                                     Diversified Financial Services                                0.7%
         --   71,880        71,880   RALI 2005-QA10 A41, 5.7412%, 9/25/35                                        $        --
         --  450,000       450,000   Tower 2004-2A F, 6.376%, 12/15/14                                                    --
                                                                                                                 -----------
                                                                                                                 $        --
                                                                                                                 -----------
                                     Total Diversified Financials                                                $        --
                                                                                                                 -----------
                                     Government                                                    5.1%
                                     Government                                                    5.1%
  1,600,000       --     1,600,000   Fannie Mae, 4.92%, 7/25/20                                                  $ 1,572,499
  1,136,197       --     1,136,197   Fannie Mae, 6.3%, 4/25/19                                                     1,200,969
    197,304       --       197,304   Federal Home Loan Bank, 4.75%, 10/25/10                                         195,949
    101,032       --       101,032   Federal Home Loan Bank, 5.0%, 1/15/16                                           100,265
    171,426       --       171,426   Federal Home Loan Mortgage Corp., 4.5%, 4/15/13                                 170,146

                                                                                Pioneer
                                                                                Bond VCT
                                                                 Pioneer       Portfolio
                                                                 Bond VCT      Pro Forma
                                                                Portfolio       Combined
                                                                  Market         Market
                                                                  Value          Value
                                                             -------------- -------------
ASSET BACKED SECURITIES
Banks
Thrifts & Mortgage Finance
GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41   $    339,701   $    339,701
Taganka Car Loan Finance Plc, 6.35%, 11/14/13 (144A) (a)            91,032         91,032
                                                              ------------   ------------
                                                              $    430,733   $    430,733
                                                              ------------   ------------
Total Banks                                                   $    430,733   $    430,733
                                                              ------------   ------------
Diversified Financials
Diversified Financial Services
Caithness Coso Fund Corp., 6.263%, 6/15/14 (144A)             $     86,005   $     86,005
Power Receivables Finance, 6.29%, 1/1/12 (144A)                     75,572         75,572
                                                              ------------   ------------
                                                              $    161,577   $    161,577
                                                              ------------   ------------
Total Diversified Financials                                  $    161,577   $    161,577
                                                              ------------   ------------
Utilities
Electric Utilities
FPL Energy National Wind, 6.125%, 3/25/19 (144A)              $    119,221   $    119,221
FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                    187,749        187,749
Tenaska Alabama, 7.0%, 6/30/21 (144A)                               57,755         57,755
                                                              ------------   ------------
                                                              $    364,725   $    364,725
                                                              ------------   ------------
Total Utilities                                               $    364,725   $    364,725
                                                              ------------   ------------
TOTAL ASSET BACKED SECURITIES                                 $    957,035   $    957,035
                                                              ------------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS
Banks
Thrifts & Mortgage Finance
Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42    $    155,509   $    155,509
SBA CMBS Trust, 6.709%, 11/15/36                                    60,075         60,075
T SRA R 2006-1 B, 5.7467%, 10/15/36                                 40,487         40,487
Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41          386,211        386,211
                                                              ------------   ------------
                                                              $    642,282   $    642,282
                                                              ------------   ------------
Total Banks                                                   $    642,282   $    642,282
                                                              ------------   ------------
Diversified Financials
Diversified Financial Services
RALI 2005-QA10 A41, 5.7412%, 9/25/35                          $     71,715   $     71,715
Tower 2004-2A F, 6.376%, 12/15/14                                  435,220        435,220
                                                              ------------   ------------
                                                              $    506,935   $    506,935
                                                              ------------   ------------
Total Diversified Financials                                  $    506,935   $    506,935
                                                              ------------   ------------
Government
Government
Fannie Mae, 4.92%, 7/25/20                                    $         --   $  1,572,499
Fannie Mae, 6.3%, 4/25/19                                               --      1,200,969
Federal Home Loan Bank, 4.75%, 10/25/10                                 --        195,949
Federal Home Loan Bank, 5.0%, 1/15/16                                   --        100,265
Federal Home Loan Mortgage Corp., 4.5%, 4/15/13                         --        170,146

   Pioneer                Pioneer                                                                           Pioneer
   America                Bond VCT                                                                          America
    Income    Pioneer    Portfolio                                                                           Income
  Trust VCT   Bond VCT   Pro Forma                                                              % of       Trust VCT
  Portfolio  Portfolio    Combined                                                            Pro Forma    Portfolio
  Principal  Principal   Principal                                                            Combined       Market
    Amount     Amount      Amount                                                            Net Assets      Value
-----------  ---------  -----------                                                         ------------ -------------
 $  350,000  $      --   $350,000    Freddie Mac, 5.5%, 7/15/28                                           $  349,817
         --     81,885     81,885    Freddie Mac, 6.1%, 9/15/18                                                   --
                                                                                                          ----------
                                     Total Government                                                     $3,589,645
                                                                                                          ----------
                                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                            $3,589,645
                                                                                                          ----------
                                     CORPORATE BONDS                                        9.6%
                                     Energy                                                 1.9%
                                     Integrated Oil & Gas                                   0.5%
         --    215,000    215,000    Petro-Canada, 4.0%, 7/15/13                                          $       --
         --    140,000    140,000    USX Corp., 6.85%, 3/1/08                                                     --
                                                                                                          ----------
                                                                                                          $       --
                                                                                                          ----------
                                     Oil & Gas Equipment & Services                         0.2%
         --    125,000    125,000    Holly Energy Partners LP, 6.25%, 3/1/15                              $       --
                                                                                                          ----------
                                     Oil & Gas Exploration & Production                     0.7%
         --    370,000    370,000    Pemex Project Funding Master, 9.125%, 10/13/10                       $       --
         --     59,850     59,850    Ras Laffan Liquid Natural Gas, 3.437%, 9/15/09 (144A)                        --
                                                                                                          ----------
                                                                                                          $       --
                                                                                                          ----------
                                     Oil & Gas Refining & Marketing--0.2 %                  0.1%
         --     50,000     50,000    Boardwalk Pipelines LLC, 5.5%, 2/1/17                                $       --
                                                                                                          ----------
                                     Oil & Gas Storage & Transportation--1.0 %              0.4%
         --    295,000    295,000    Kinder Morgan Energy Partners, 6.75%, 3/15/11                        $       --
                                                                                                          ----------
                                     Total Energy                                                         $       --
                                                                                                          ----------
                                     Materials                                              1.2%
                                     Aluminum                                               0.4%
         --    285,000    285,000    Novelis, Inc., 7.25%, 2/15/15                                        $       --
                                                                                                          ----------
                                     Commodity Chemicals                                    0.3%
         --     80,000     80,000    Invista, 9.25%, 5/1/12 (144A)                                        $       --
         --    135,000    135,000    Nova Chemicals, Ltd., 6.5%, 1/15/12                                          --
                                                                                                          ----------
                                                                                                          $       --
                                                                                                          ----------
                                     Fertilizers & Agricultural Chemicals                   0.3%
         --    220,000    220,000    Potash Corp. Saskatchewan, 4.875%, 3/1/13                            $       --
                                                                                                          ----------
                                     Paper Products                                         0.2%
         --    225,000    225,000    Abitibi-Consolidated, Inc., 6.0%, 6/20/13                            $       --
                                                                                                          ----------
                                     Total Materials                                                      $       --
                                                                                                          ----------
                                     Capital Goods                                          0.9%
                                     Aerospace & Defense                                    0.3%
         --    190,000    190,000    Boeing Co., 5.125%, 2/15/13                                          $       --
                                                                                                          ----------
                                     Electrical Component & Equipment                       0.1%
         --     58,428     58,428    Orcal Geothermal, 6.21%, 12/30/20 (144A)                             $       --
                                                                                                          ----------
                                     Trading Companies & Distributors                       0.5%
         --    245,000    245,000    Glencore Funding LLC, 6.0%, 4/15/14 (144A)                           $       --
         --    145,000    145,000    Noble Group, Ltd., 6.625%, 3/17/15 (144A)                                    --
                                                                                                          ----------
                                                                                                          $       --
                                                                                                          ----------
                                     Total Capital Goods                                                  $       --
                                                                                                          ----------
                                     Consumer Services                                      0.2%
                                     Casinos & Gaming                                       0.1%
         --     70,000     70,000    Station Casinos, Inc., 6.625%, 3/15/18                               $       --
                                                                                                          ----------
                                                                        Pioneer
                                                                        Bond VCT
                                                          Pioneer      Portfolio
                                                          Bond VCT     Pro Forma
                                                         Portfolio      Combined
                                                           Market        Market
                                                           Value         Value
                                                        ------------ -------------
Freddie Mac, 5.5%, 7/15/28                              $       --    $  349,817
Freddie Mac, 6.1%, 9/15/18                                  82,103        82,103
                                                        ----------    ----------
Total Government                                        $   82,103    $3,671,748
                                                        ----------    ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS               $1,231,320    $4,820,965
                                                        ----------    ----------
CORPORATE BONDS
Energy
Integrated Oil & Gas
Petro-Canada, 4.0%, 7/15/13                             $  195,217    $  195,217
USX Corp., 6.85%, 3/1/08                                   142,133       142,133
                                                        ----------    ----------
                                                        $  337,350    $  337,350
                                                        ----------    ----------
Oil & Gas Equipment & Services
Holly Energy Partners LP, 6.25%, 3/1/15                 $  118,750    $  118,750
                                                        ----------    ----------
Oil & Gas Exploration & Production
Pemex Project Funding Master, 9.125%, 10/13/10          $  414,955    $  414,955
Ras Laffan Liquid Natural Gas, 3.437%, 9/15/09 (144A)       58,314        58,314
                                                        ----------    ----------
                                                        $  473,269    $  473,269
                                                        ----------    ----------
Oil & Gas Refining & Marketing--0.2 %
Boardwalk Pipelines LLC, 5.5%, 2/1/17                   $   48,164    $   48,164
                                                        ----------    ----------
Oil & Gas Storage & Transportation--1.0 %
Kinder Morgan Energy Partners, 6.75%, 3/15/11           $  306,943    $  306,943
                                                        ----------    ----------
Total Energy                                            $1,284,476    $1,284,476
                                                        ----------    ----------
Materials
Aluminum
Novelis, Inc., 7.25%, 2/15/15                           $  275,738    $  275,738
                                                        ----------    ----------
Commodity Chemicals
Invista, 9.25%, 5/1/12 (144A)                           $   85,800    $   85,800
Nova Chemicals, Ltd., 6.5%, 1/15/12                        127,913       127,913
                                                        ----------    ----------
                                                        $  213,713    $  213,713
                                                        ----------    ----------
Fertilizers & Agricultural Chemicals
Potash Corp. Saskatchewan, 4.875%, 3/1/13               $  212,241    $  212,241
                                                        ----------    ----------
Paper Products
Abitibi-Consolidated, Inc., 6.0%, 6/20/13               $  180,000    $  180,000
                                                        ----------    ----------
Total Materials                                         $  881,692    $  881,692
                                                        ----------    ----------
Capital Goods
Aerospace & Defense
Boeing Co., 5.125%, 2/15/13                             $  188,343    $  188,343
                                                        ----------    ----------
Electrical Component & Equipment
Orcal Geothermal, 6.21%, 12/30/20 (144A)                $   58,151    $   58,151
                                                        ----------    ----------
Trading Companies & Distributors
Glencore Funding LLC, 6.0%, 4/15/14 (144A)              $  238,833    $  238,833
Noble Group, Ltd., 6.625%, 3/17/15 (144A)                  131,712       131,712
                                                        ----------    ----------
                                                        $  370,545    $  370,545
                                                        ----------    ----------
Total Capital Goods                                     $  617,039    $  617,039
                                                        ----------    ----------
Consumer Services
Casinos & Gaming
Station Casinos, Inc., 6.625%, 3/15/18                  $   60,025    $   60,025
                                                        ----------    ----------

   Pioneer               Pioneer                                                                       Pioneer
   America               Bond VCT                                                                      America
    Income    Pioneer   Portfolio                                                                       Income
  Trust VCT   Bond VCT  Pro Forma                                                           % of      Trust VCT
  Portfolio  Portfolio   Combined                                                         Pro Forma   Portfolio
  Principal  Principal  Principal                                                         Combined      Market
    Amount     Amount     Amount                                                         Net Assets     Value
-----------  --------   ---------                                                       ------------ ----------- -
             $100,000   $100,000   Education Services                                   0.1%
$     --                           President & Fellows of Harvard, 6.3%, 10/1/37                      $     --
                                                                                                      --------
                                   Total Consumer Services                                            $     --
                                                                                                      --------
                                   Media                                                0.2%
                                   Broadcasting & Cable TV                              0.2%
       --     135,000    135,000   Comcast Corp., 5.3%, 1/15/14                                       $     --
                                                                                                      --------
                                   Total Media                                                        $     --
                                                                                                      --------
                                   Food, Beverage & Tobacco                             1.2%
                                   Brewers                                              0.4%
       --     280,000    280,000   Miller Brewing Co., 5.5%, 8/15/13 (144A)                           $     --
                                                                                                      --------
                                   Packaged Foods & Meats                               0.4%
       --     280,000    280,000   Unilever Capital Corp., 7.125%, 11/1/10                            $     --
                                                                                                      --------
                                   Soft Drinks                                          0.4%
       --     280,000    280,000   Bottling Group LLC, 5.0%, 11/15/13                                 $     --
                                                                                                      --------
                                   Total Food, Beverage & Tobacco                                     $     --
                                                                                                      --------
                                   Banks                                                0.1%
                                   Diversified Banks                                    0.1%
       --      65,000     65,000   TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                            $     --
                                                                                                      --------
                                   Total Banks                                                        $     --
                                                                                                      --------
                                   Diversified Financials                               0.9%
                                   Consumer Finance                                     0.5%
       --     415,000    415,000   SLM Corp., 4.0%, 7/25/14 (a)                                       $     --
                                                                                                      --------
                                   Specialized Finance                                  0.4%
  250,000          --    250,000   Private Export Funding, 3.375%, 2/15/09                            $241,968
                                                                                                      --------
                                   Total Diversified Financials                                       $241,968
                                                                                                      --------
                                   Insurance                                            1.4%
                                   Life & Health Insurance                              0.2%
       --     160,000    160,000   Presidential Life Corp., 7.875%, 2/15/09                           $     --
                                                                                                      --------
                                   Multi-Line Insurance                                 0.2%
       --     130,000    130,000   Hanover Insurance Group, 7.625%, 10/15/25                          $     --
                                                                                                      --------
                                   Property & Casualty Insurance                        0.7%
       --     250,000    250,000   Kingsway America, Inc., 7.5%, 2/1/14                               $     --
       --     250,000    250,000   Ohio Casualty Corp., 7.3%, 6/15/14                                       --
                                                                                                      --------
                                                                                                      $     --
                                                                                                      --------
                                   Reinsurance                                          0.3%
       --     200,000    200,000   Platinum Underwriters Holding, 7.5%, 6/1/17                        $     --
                                                                                                      --------
                                   Total Insurance                                                    $     --
                                                                                                      --------
                                   Real Estate                                          0.9%
                                   Real Estate Investment Trusts                        0.9%
       --     250,000    250,000   Health Care, Inc., 6.0%, 11/15/13                                  $     --
       --     250,000    250,000   Hospitality Properties Trust, 5.125%, 2/15/15                            --
       --      50,000     50,000   Trustreet Properties, Inc., 7.5%, 4/1/15                                 --
       --      70,000     70,000   Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)                       --
                                                                                                      --------
                                                                                                      $     --
                                                                                                      --------
                                   Total Real Estate                                                  $     --
                                                                                                      --------

                                                                    Pioneer
                                                                    Bond VCT
                                                      Pioneer      Portfolio
                                                      Bond VCT     Pro Forma
                                                     Portfolio      Combined
                                                       Market        Market
                                                       Value         Value
                                                    ------------ -------------
Education Services
President & Fellows of Harvard, 6.3%, 10/1/37       $  106,973    $  106,973
                                                    ----------    ----------
Total Consumer Services                             $  166,998    $  166,998
                                                    ----------    ----------
Media
Broadcasting & Cable TV
Comcast Corp., 5.3%, 1/15/14                        $  132,227    $  132,227
                                                    ----------    ----------
Total Media                                         $  132,227    $  132,227
                                                    ----------    ----------
Food, Beverage & Tobacco
Brewers
Miller Brewing Co., 5.5%, 8/15/13 (144A)            $  276,892    $  276,892
                                                    ----------    ----------
Packaged Foods & Meats
Unilever Capital Corp., 7.125%, 11/1/10             $  297,423    $  297,423
                                                    ----------    ----------
Soft Drinks
Bottling Group LLC, 5.0%, 11/15/13                  $  273,666    $  273,666
                                                    ----------    ----------
Total Food, Beverage & Tobacco                      $  847,981    $  847,981
                                                    ----------    ----------
Banks
Diversified Banks
TNK-BP Finance SA, 7.5%, 7/18/16 (144A)             $   69,144    $   69,144
                                                    ----------    ----------
Total Banks                                         $   69,144    $   69,144
                                                    ----------    ----------
Diversified Financials
Consumer Finance
SLM Corp., 4.0%, 7/25/14 (a)                        $  381,244    $  381,244
                                                    ----------    ----------
Specialized Finance
Private Export Funding, 3.375%, 2/15/09             $       --    $  241,968
                                                    ----------    ----------
Total Diversified Financials                        $  381,244    $  623,212
                                                    ----------    ----------
Insurance
Life & Health Insurance
Presidential Life Corp., 7.875%, 2/15/09            $  152,800    $  152,800
                                                    ----------    ----------
Multi-Line Insurance
Hanover Insurance Group, 7.625%, 10/15/25           $  139,318    $  139,318
                                                    ----------    ----------
Property & Casualty Insurance
Kingsway America, Inc., 7.5%, 2/1/14                $  253,516    $  253,516
Ohio Casualty Corp., 7.3%, 6/15/14                     266,901       266,901
                                                    ----------    ----------
                                                    $  520,417    $  520,417
                                                    ----------    ----------
Reinsurance
Platinum Underwriters Holding, 7.5%, 6/1/17         $  210,915    $  210,915
                                                    ----------    ----------
Total Insurance                                     $1,023,450    $1,023,450
                                                    ----------    ----------
Real Estate
Real Estate Investment Trusts
Health Care, Inc., 6.0%, 11/15/13                   $  249,478    $  249,478
Hospitality Properties Trust, 5.125%, 2/15/15          237,510       237,510
Trustreet Properties, Inc., 7.5%, 4/1/15                54,000        54,000
Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)      73,500        73,500
                                                    ----------    ----------
                                                    $  614,488    $  614,488
                                                    ----------    ----------
Total Real Estate                                   $  614,488    $  614,488
                                                    ----------    ----------

   Pioneer                   Pioneer
   America                   Bond VCT
    Income      Pioneer     Portfolio
  Trust VCT     Bond VCT    Pro Forma
  Portfolio    Portfolio     Combined
  Principal    Principal    Principal
    Amount       Amount       Amount
------------  -----------  -----------
                                        Semiconductors
                                        Semiconductors
 $        --  $   155,000  $   155,000  Chartered Semiconductor, 6.375%, 8/3/15

                                        Total Semiconductors

                                        Telecommunication Services
                                        Integrated Telecommunication Services
          --       10,000       10,000  Telecom Italia Capital, 4.875%, 10/1/10

                                        Total Telecommunication Services

                                        Utilities
                                        Electric Utilities
          --      107,841      107,841  Crocket Cogeneration, 5.869%, 3/30/25 (144A)

          --       85,000       85,000  Entergy Gulf States, 5.7%, 6/1/15
          --      140,000      140,000  Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)



                                        Gas Utilities
          --       55,000       55,000  Southern Union Co., 7.2%, 11/1/66

                                        Total Utilities

                                        TOTAL CORPORATE BONDS

                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS
     184,975           --      184,975  Fannie Mae, 5.5%, 6/1/23
     250,000           --      250,000  Federal Farm Credit Bank, 3.25%, 6/15/07
     250,000           --      250,000  Federal Farm Credit Bank, 3.375%, 3/16/09
     250,000           --      250,000  Federal Farm Credit Bank, 4.45%, 6/1/15
     400,000           --      400,000  Federal Farm Credit Bank, 4.9%, 3/17/14
     250,000           --      250,000  Federal Farm Credit Bank, 5.0%, 10/23/09
     100,000           --      100,000  Federal Farm Credit Bank, 5.3%, 9/28/15
     250,000           --      250,000  Federal Farm Credit Bank, 5.5%, 2/23/09
     100,000           --      100,000  Federal Farm Credit Bank, 5.88%, 9/8/08
     250,000           --      250,000  Federal Home Loan Bank, 4.0%, 2/12/10
     250,000           --      250,000  Federal Home Loan Bank, 4.25%, 10/10/08
     250,000           --      250,000  Federal Home Loan Bank, 4.25%, 2/16/10
     300,000           --      300,000  Federal Home Loan Bank, 4.43%, 4/7/08
     200,000           --      200,000  Federal Home Loan Bank, 4.5%, 11/15/12
     500,000           --      500,000  Federal Home Loan Bank, 4.75%, 12/10/10
     100,000           --      100,000  Federal Home Loan Bank, 5.375%, 5/18/16
          --      880,530      880,530  Federal Home Loan Bank, 6.0%, 4/15/32
          --    1,021,755    1,021,755  Federal Home Loan Mortgage Corp., 4.5%, 5/1/35
          --      521,312      521,312  Federal Home Loan Mortgage Corp., 4.5%, 10/1/35
     498,119           --      498,119  Federal Home Loan Mortgage Corp., 5.0%, 1/1/36-3/1/36
     417,875      217,249      635,124  Federal Home Loan Mortgage Corp., 5.5%, 9/1/33-12/1/34
   1,908,908       70,149    1,979,057  Federal Home Loan Mortgage Corp., 6.0%, 10/1/32-5/1/34
     463,973           --      463,973  Federal Home Loan Mortgage Corp., 6.5%, 1/1/29-7/1/32
     273,828           --      273,828  Federal Home Loan Mortgage Corp., 7.0%, 4/1/30-10/1/46
      27,694           --       27,694  Federal Home Loan Mortgage Corp., 7.5%, 8/1/31
          --       10,556       10,556  Federal Home Loan Mortgage Corp., 8.0%, 4/1/08
     203,900           --      203,900  Federal National Mortgage Association, 4.5%, 4/1/19
          --    1,204,767    1,204,767  Federal National Mortgage Association, 4.78%, 12/1/12
     645,115    2,893,661    3,538,776  Federal National Mortgage Association, 5.0%, 3/1/09-12/1/35
          --      730,000      730,000  Federal National Mortgage Association, 5.24%, 8/7/18
   2,117,797    2,271,989    4,389,786  Federal National Mortgage Association, 5.5%, 9/1/17-4/1/36
   1,579,294      339,543    1,918,837  Federal National Mortgage Association, 6.0%, 12/1/11-7/1/36

                                                                              Pioneer                     Pioneer
                                                                              America                     Bond VCT
                                                                               Income       Pioneer      Portfolio
                                                                  % of       Trust VCT      Bond VCT     Pro Forma
                                                                Pro Forma    Portfolio     Portfolio      Combined
                                                                Combined       Market        Market        Market
                                                               Net Assets      Value         Value         Value
                                                              ------------ ------------- ------------- -------------
Semiconductors                                                     0.2%
Semiconductors                                                     0.2%
Chartered Semiconductor, 6.375%, 8/3/15                                     $        --   $  155,466    $  155,466
                                                                            -----------   ----------    ----------
Total Semiconductors                                                        $        --   $  155,466    $  155,466
                                                                            -----------   ----------    ----------
Telecommunication Services                                         0.0%
Integrated Telecommunication Services                              0.0%
Telecom Italia Capital, 4.875%, 10/1/10                                     $        --   $    9,740    $    9,740
                                                                            -----------   ----------    ----------
Total Telecommunication Services                                            $        --   $    9,740    $    9,740
                                                                            -----------   ----------    ----------
Utilities                                                          0.5%
Electric Utilities                                                 0.4%
Crocket Cogeneration, 5.869%, 3/30/25 (144A)                                $        --   $  104,483    $  104,483
                                                                            -----------   ----------    ----------
Entergy Gulf States, 5.7%, 6/1/15                                                    --       82,987        82,987
Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                     --      135,537       135,537
                                                                            -----------   ----------    ----------
                                                                            $        --   $  323,007    $  323,007
                                                                            -----------   ----------    ----------
Gas Utilities                                                      0.1%
Southern Union Co., 7.2%, 11/1/66                                           $        --   $   54,217    $   54,217
                                                                            -----------   ----------    ----------
Total Utilities                                                             $        --   $  377,224    $  377,224
                                                                            -----------   ----------    ----------
TOTAL CORPORATE BONDS                                                       $   241,968   $6,561,169    $6,803,137
                                                                            -----------   ----------    ----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS                              76.4%
Fannie Mae, 5.5%, 6/1/23                                                    $   184,089   $       --    $  184,089
Federal Farm Credit Bank, 3.25%, 6/15/07                                        247,843           --       247,843
Federal Farm Credit Bank, 3.375%, 3/16/09                                       241,449           --       241,449
Federal Farm Credit Bank, 4.45%, 6/1/15                                         240,807           --       240,807
Federal Farm Credit Bank, 4.9%, 3/17/14                                         388,609           --       388,609
Federal Farm Credit Bank, 5.0%, 10/23/09                                        250,024           --       250,024
Federal Farm Credit Bank, 5.3%, 9/28/15                                          97,887           --        97,887
Federal Farm Credit Bank, 5.5%, 2/23/09                                         249,976           --       249,976
Federal Farm Credit Bank, 5.88%, 9/8/08                                         101,282           --       101,282
Federal Home Loan Bank, 4.0%, 2/12/10                                           243,008           --       243,008
Federal Home Loan Bank, 4.25%, 10/10/08                                         246,751           --       246,751
Federal Home Loan Bank, 4.25%, 2/16/10                                          244,912           --       244,912
Federal Home Loan Bank, 4.43%, 4/7/08                                           297,356           --       297,356
Federal Home Loan Bank, 4.5%, 11/15/12                                          195,254           --       195,254
Federal Home Loan Bank, 4.75%, 12/10/10                                         496,269           --       496,269
Federal Home Loan Bank, 5.375%, 5/18/16                                         102,716           --       102,716
Federal Home Loan Bank, 6.0%, 4/15/32                                                --      894,721       894,721
Federal Home Loan Mortgage Corp., 4.5%, 5/1/35                                       --      957,471       957,471
Federal Home Loan Mortgage Corp., 4.5%, 10/1/35                                      --      488,513       488,513
Federal Home Loan Mortgage Corp., 5.0%, 1/1/36-3/1/36                           480,705           --       480,705
Federal Home Loan Mortgage Corp., 5.5%, 9/1/33-12/1/34                          413,695      215,171       628,866
Federal Home Loan Mortgage Corp., 6.0%, 10/1/32-5/1/34                        1,926,391       70,720     1,997,111
Federal Home Loan Mortgage Corp., 6.5%, 1/1/29-7/1/32                           474,588           --       474,588
Federal Home Loan Mortgage Corp., 7.0%, 4/1/30-10/1/46                          279,319           --       279,319
Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                   28,793           --        28,793
Federal Home Loan Mortgage Corp., 8.0%, 4/1/08                                       --       10,649        10,649
Federal National Mortgage Association, 4.5%, 4/1/19                             196,939           --       196,939
Federal National Mortgage Association, 4.78%, 12/1/12                                --    1,182,471     1,182,471
Federal National Mortgage Association, 5.0%, 3/1/09-12/1/35                     631,415    2,820,834     3,452,249
Federal National Mortgage Association, 5.24%, 8/7/18                                 --      719,833       719,833
Federal National Mortgage Association, 5.5%, 9/1/17-4/1/36                    2,107,411    2,270,704     4,378,115
Federal National Mortgage Association, 6.0%, 12/1/11-7/1/36                   1,592,789      343,369     1,936,158

   Pioneer                     Pioneer
   America                     Bond VCT
    Income       Pioneer      Portfolio
  Trust VCT      Bond VCT     Pro Forma
  Portfolio     Portfolio      Combined
  Principal     Principal     Principal
    Amount        Amount        Amount
------------- ------------- -------------
 $   250,000   $        --   $   250,000     Federal National Mortgage Association, 6.07%, 5/12/16
   1,037,072            --     1,037,072     Federal National Mortgage Association, 6.5%, 7/1/21-7/1/34
     182,519        45,438       227,957     Federal National Mortgage Association, 7.0%, 3/1/12-1/1/32
      12,182            --        12,182     Federal National Mortgage Association, 7.5%, 2/1/31
          --       323,966       323,966     Federal National Mortgage Association, 8.0%, 2/1/29-5/1/31
      16,367            --        16,367     Federal National Mortgage Association, 9.0%, 4/1/33
          --        16,721        16,721     Federal National Mortgage Association, 9.5%, 2/1/21
   1,408,554     1,120,386     2,528,940     Government National Mortgage Association, 4.5%, 12/15/18-5/20/36
   2,788,473       183,539     2,972,012     Government National Mortgage Association, 5.0%, 7/15/17-11/16/46
   1,353,753     1,755,098     3,108,851     Government National Mortgage Association, 5.5%, 2/15/19-12/15/34
   2,993,534       961,449     3,954,983     Government National Mortgage Association, 6.0%, 8/15/13-7/15/36
   1,148,050            --     1,148,050     Government National Mortgage Association, 6.5%, 4/15/17-1/15/34
     395,792        39,822       435,614     Government National Mortgage Association, 7.0%, 1/15/26-5/15/32
      81,419            --        81,419     Government National Mortgage Association, 7.5%, 10/15/22-1/15/31
          --        10,826        10,826     Government National Mortgage Association, 7.75%, 11/15/29
       1,763            --         1,763     Government National Mortgage Association, 8.0%, 8/20/25
      87,816            --        87,816     Government National Mortgage Association I, 6.0%, 2/15/29
     253,269            --       253,269     Government National Mortgage Association II, 5.0%, 12/20/18
     859,781       792,462     1,652,243     Government National Mortgage Association II, 5.5%,
                        --       303,414     7/20/19-11/20/34
     303,414            --        22,386     Government National Mortgage Association II, 6.0%,
                        --        95,361     12/20/18-11/20/33
      22,386            --        12,000     Government National Mortgage Association II, 6.5%, 8/20/28
      95,361            --       250,000     Government National Mortgage Association II, 7.0%, 5/20/26-1/20/31
      12,000            --       200,000     Tennessee Valley Authority, 5.49%, 6/1/28 (a)
     250,000            --     2,050,000     Tennessee Valley Authority, 4.75%, 8/1/13
     200,000       685,000       685,000     U.S. Treasury Bonds, 4.0%, 2/15/14
   2,050,000            --       400,000     U.S. Treasury Bonds, 6.25%, 8/15/23
          --       788,622       996,154     U.S. Treasury Bonds, 7.125%, 2/15/23
     400,000       177,961       177,961     U.S. Treasury Bonds, 7.25%, 5/15/16
     207,532            --       249,855     U.S. Treasury Inflation Notes, 1.875%, 7/15/15
          --            --     3,012,229     U.S. Treasury Inflation Notes, 2.0%, 1/15/16
     249,855       187,554       187,554     U.S. Treasury Inflation Notes, 2.5%, 7/15/16
   3,012,229       104,370       104,370     U.S. Treasury Inflation Notes, 3.375%, 1/15/12
          --       300,000       300,000     U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12
          --       150,000     1,020,000     U.S. Treasury Inflation Protected Security, 3.5%, 1/15/11
          --            --       100,000     U.S. Treasury Notes, 4.0%, 4/15/10
     870,000            --       200,000     U.S. Treasury Notes, 4.25%, 11/15/14
     100,000       325,000       325,000     U.S. Treasury Notes, 4.5%, 2/15/16
     200,000            --     1,150,000     U.S. Treasury Notes, 5.0%, 2/15/11
          --            --     1,350,000     U.S. Treasury Notes, 5.5%, 8/15/28
   1,150,000       325,000       325,000     U.S. Treasury Notes, 6.375%, 8/15/27
   1,350,000       100,000       100,000     U.S. Treasury Notes, 6.5%, 2/15/10
          --                                 U.S. Treasury Strip, 0.0%, 11/15/13



                                             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS

                                             SENIOR SECURED FLOATING RATE LOAN INTERESTS*
          --                                 HCA, Inc., Tranche B Term Loan, 8.114%, 11/7/13

                                             TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS

                                                                               Pioneer                        Pioneer
                                                                               America                       Bond VCT
                                                                               Income         Pioneer        Portfolio
                                                                  % of        Trust VCT      Bond VCT        Pro Forma
                                                                Pro Forma     Portfolio      Portfolio       Combined
                                                                Combined       Market         Market          Market
                                                               Net Assets       Value          Value           Value
                                                              ------------ -------------- --------------  -------------
Federal National Mortgage Association, 6.07%, 5/12/16                       $   251,640    $        --     $   251,640
Federal National Mortgage Association, 6.5%, 7/1/21-7/1/34                    1,060,599             --       1,060,599
Federal National Mortgage Association, 7.0%, 3/1/12-1/1/32                      188,385         46,782         235,167
Federal National Mortgage Association, 7.5%, 2/1/31                              12,685             --          12,685
Federal National Mortgage Association, 8.0%, 2/1/29-5/1/31                           --        342,953         342,953
Federal National Mortgage Association, 9.0%, 4/1/33                              17,246             --          17,246
Federal National Mortgage Association, 9.5%, 2/1/21                                  --         18,231          18,231
Government National Mortgage Association, 4.5%, 12/15/18-5/20/36              1,335,388      1,076,247       2,411,635
Government National Mortgage Association, 5.0%, 7/15/17-11/16/46              2,729,136        181,352       2,910,488
Government National Mortgage Association, 5.5%, 2/15/19-12/15/34              1,351,963      1,748,530       3,100,493
Government National Mortgage Association, 6.0%, 8/15/13-7/15/36               3,039,411        975,594       4,015,005
Government National Mortgage Association, 6.5%, 4/15/17-1/15/34               1,179,466             --       1,179,466
Government National Mortgage Association, 7.0%, 1/15/26-5/15/32                 409,090         41,152         450,242
Government National Mortgage Association, 7.5%, 10/15/22-1/15/31                 84,949             --          84,949
Government National Mortgage Association, 7.75%, 11/15/29                            --         11,405          11,405
Government National Mortgage Association, 8.0%, 8/20/25                           1,861             --           1,861
Government National Mortgage Association I, 6.0%, 2/15/29                        89,243             --          89,243
Government National Mortgage Association II, 5.0%, 12/20/18                     249,610             --         249,610
Government National Mortgage Association II, 5.5%,
7/20/19-11/20/34                                                                856,258        787,163       1,643,421
Government National Mortgage Association II, 6.0%,
12/20/18-11/20/33                                                               307,209             --         307,209
Government National Mortgage Association II, 6.5%, 8/20/28                       22,951             --          22,951
Government National Mortgage Association II, 7.0%, 5/20/26-1/20/31               98,199             --          98,199
Tennessee Valley Authority, 5.49%, 6/1/28 (a)                                   283,200             --         283,200
Tennessee Valley Authority, 4.75%, 8/1/13                                       246,197             --         246,197
U.S. Treasury Bonds, 4.0%, 2/15/14                                              191,445             --         191,445
U.S. Treasury Bonds, 6.25%, 8/15/23                                           2,359,583             --       2,359,583
U.S. Treasury Bonds, 7.125%, 2/15/23                                                 --        852,718         852,718
U.S. Treasury Bonds, 7.25%, 5/15/16                                             475,484             --         475,484
U.S. Treasury Inflation Notes, 1.875%, 7/15/15                                  198,882        755,752         954,634
U.S. Treasury Inflation Notes, 2.0%, 1/15/16                                         --        171,830         171,830
U.S. Treasury Inflation Notes, 2.5%, 7/15/16                                    251,748             --         251,748
U.S. Treasury Inflation Notes, 3.375%, 1/15/12                                3,144,836             --       3,144,836
U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12                          --        195,811         195,811
U.S. Treasury Inflation Protected Security, 3.5%, 1/15/11                            --        108,651         108,651
U.S. Treasury Notes, 4.0%, 4/15/10                                                   --        293,555         293,555
U.S. Treasury Notes, 4.25%, 11/15/14                                            843,968        145,512         989,480
U.S. Treasury Notes, 4.5%, 2/15/16                                               98,407             --          98,407
U.S. Treasury Notes, 5.0%, 2/15/11                                              202,500             --         202,500
U.S. Treasury Notes, 5.5%, 8/15/28                                                   --        351,101         351,101
U.S. Treasury Notes, 6.375%, 8/15/27                                          1,368,410             --       1,368,410
U.S. Treasury Notes, 6.5%, 2/15/10                                            1,418,186             --       1,418,186
U.S. Treasury Strip, 0.0%, 11/15/13                                                  --        236,332         236,332
                                                                            -----------    -----------     -----------
                                                                            $36,328,412    $18,315,127     $54,643,539
                                                                            -----------    -----------     -----------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS                                  $36,328,412    $18,315,127     $54,643,539
                                                                            -----------    -----------     -----------
SENIOR SECURED FLOATING RATE LOAN INTERESTS*                  0.1%
HCA, Inc., Tranche B Term Loan, 8.114%, 11/7/13                             $        --    $   101,224     $   101,224
                                                                            -----------    -----------     -----------
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS                           $        --    $   101,224     $   101,224
                                                                            -----------    -----------     -----------

   Pioneer                  Pioneer
   America                  Bond VCT
    Income      Pioneer    Portfolio
  Trust VCT     Bond VCT   Pro Forma
  Portfolio    Portfolio    Combined
  Principal    Principal   Principal
    Amount       Amount      Amount
------------- ----------- -----------
$  900,000    $--         $900,000      TEMPORARY CASH INVESTMENT
                                        Repurchase Agreement
                                        UBS AG, 4.7%, dated 12/29/06, repurchase price of $900,000 plus accrued interest on 1/2/06, collateralized by $931,000
                                        U.S. Treasury Bill, 3.25%, 8/15/08

                                        TOTAL TEMPORARY CASH INVESTMENT

                                        TOTAL INVESTMENT IN SECURITIES

                                        OTHER ASSETS AND LIABILITIES

                                        TOTAL NET ASSETS

                                        TOTAL INVESTMENTS AT COST

                                                                              Pioneer                       Pioneer
                                                                              America                      Bond VCT
                                                                              Income         Pioneer       Portfolio
                                                                 % of        Trust VCT      Bond VCT       Pro Forma
                                                               Pro Forma     Portfolio      Portfolio      Combined
                                                               Combined       Market         Market         Market
                                                              Net Assets       Value          Value          Value
                                                             ------------ -------------- -------------- --------------
TEMPORARY CASH INVESTMENT                                          1.3%
Repurchase Agreement                                               1.3%
UBS AG, 4.7%, dated 12/29/06, repurchase price of $900,000
plus accrued interest on 1/2/06, collateralized by $931,000
U.S. Treasury Bill, 3.25%, 8/15/08                                         $   900,000    $        --     $   900,000
                                                                           -----------    -----------     -----------
TOTAL TEMPORARY CASH INVESTMENT                                            $   900,000    $        --     $   900,000
                                                                           -----------    -----------     -----------
TOTAL INVESTMENT IN SECURITIES                                    95.4%    $41,060,025    $27,165,875     $68,225,900
                                                                           -----------    -----------     -----------
OTHER ASSETS AND LIABILITIES                                       4.6%    $  (114,231)   $ 3,403,546     $ 3,289,315
                                                                           -----------    -----------     -----------
TOTAL NET ASSETS                                                 100.0%    $40,945,794    $30,569,421     $71,515,215
                                                                           -----------    -----------     -----------
TOTAL INVESTMENTS AT COST                                                  $41,337,405    $27,590,145     $68,927,550
                                                                           -----------    -----------     -----------

----------
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2006, the value of these securities amounted to $1,849,700 or 2.6% of combined total net assets.

NR     Not rated by either S&P or Moody's.

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate),
       (ii) the prime rate offered by one or more major United States banks,
       (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

       No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger no securities would need to be sold in order for Pioneer Bond VCT Portfolio to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/06
(Unaudited)

1. Description of the Portfolio

The Pioneer Bond VCT Portfolio (Bond Portfolio) (formerly, Safeco RST Bond Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust), which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-four separate diversified portfolios, eleven of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:

     Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
     Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
     Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
     Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
     Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
     Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I
        shares only)
     Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
        Portfolio) (Class II shares only)
     Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
        Growth Portfolio) (Class II shares only)
     Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities
        Portfolio) (Class I shares only)
     Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
     Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
        shares only)
     Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
        (Class II shares only)
     Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
        (Class II shares only)
     Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Ibbotson Aggressive
        Allocation Portfolio) (Class II shares only)
     Pioneer Ibbotson Moderate Allocation VCT Portfolio (Ibbotson Moderate
        Allocation Portfolio) (Class II shares only)
     Pioneer Ibbotson Growth Allocation VCT Portfolio (Ibbotson Growth
        Allocation Portfolio) (Class II shares only)
     Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Each Portfolio, except for Global High Yield Portfolio, is diversified.

Portfolio shares may be purchased only by insurance companies for the purpose of Portfolio variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

Bond Portfolio seeks current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. Secondarily, the Portfolio seeks a relatively stable level of dividends.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the
"acquisition") of America Income Portfolio by Bond Portfolio, as if such acquisition had taken place as of January 1, 2006.

Under the terms of an Agreement and Plan of Reorganization between these two Portfolios, the combination of the America Income Portfolio and Bond Portfolio will be treated as a tax-free business combination (the "Reorganization") and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of America Income Portfolio in exchange for shares of the Bond Portfolio at its respective Class I and Class II net asset values.

The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the America Income Portfolio and Bond Portfolio have been combined as of and for the twelve months ended December 31, 2006. Following the Reorganization, the Bond Portfolio will be the accounting survivor. Pioneer Investment Management, Inc. (the advisor) has agreed to pay 50% of the expenses associated with the Reorganization, and America Income Portfolio and Bond Portfolio will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the America Income Portfolio and Bond Portfolio included in their annual reports to shareowners dated December 31, 2006, respectively. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on January 1, 2006.

3. Security Valuation

Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
(NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded.

Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Bond Portfolio that would have been issued at December 31, 2006, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of America Income Portfolio, as of December 31, 2006, divided by the net asset value per share of Bond Portfolio's shares as of December 31, 2006. The pro forma number of shares outstanding, by class, for the combined Portfolio consists of the following at December 31, 2006:

-----------------------------------------------------------------------------------------------------------
                                                  Additional Shares
                     Shares of Bond Portfolio       Assumed/Issued      Total Outstanding Shares
 Class of Shares          Pre-Combination         In Reorganization         Post-Combination
-----------------------------------------------------------------------------------------------------------
 Class I                    2,851,614                1,939,975                 4,791,589
-----------------------------------------------------------------------------------------------------------
 Class II                      --                    1,879,595                 1,879,595
-----------------------------------------------------------------------------------------------------------

5. Federal Income Taxes

Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Reorganization, it will continue to be the Bond Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these Portfolios is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Portfolio.

                                     PART C


                                OTHER INFORMATION
                        PIONEER VARIABLE CONTRACTS TRUST

                            (on behalf of its series,
                           Pioneer Fund VCT Portfolio
                           Pioneer Bond VCT Portfolio)

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer Variable Contracts Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 033-84546 and 811-08786), as filed with the Securities and Exchange Commission on April 27, 2007 (Accession No. 0000930709-07-000038), which information is incorporated herein by reference.

ITEM 16.  EXHIBITS

(1)(a)      Amended Agreement and Declaration of Trust                                                                (1)

(1)(b)      Amended Certificate of Trust                                                                              (1)

(1)(c)      Amendments to Amended Agreement and Declaration of Trust                                                  (2)(3)(4)(5)
                                                                                                                      (6)(7)(9)(10)
                                                                                                                      (11)(12)(13)
                                                                                                                      (14)(15)(20)

(2)         Amended and Restated By-Laws                                                                              (21)

(3)         Not applicable

(4)         Form of Agreement and Plan of Reorganization                                                              (24)

(5)         Reference is made to Exhibits (1) and (2) hereof

(6)(a)      Management Contract - Pioneer Fund VCT Portfolio                                                          (8)

(6)(b)      Management Contract - Pioneer Bond VCT Portfolio                                                          (16)

(6)(c)      Expense Limitation Agreement (*)

(7)         Underwriting Agreement with Pioneer Funds Distributor, Inc.                                               (8)

(8)         Not applicable

(9)(a)      Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.                              (20)

(9)(b)      Amended Appendix A to Custodian Agreement                                                                 (22)

(10)(a)     Distribution Plan relating to Class II Shares                                                             (18)

(10)(b)     Multiple Class Plan Pursuant to Rule 18f-3                                                                (18)

(11)        Opinion of Counsel (legality of securities being offered)                                                 (*)

(12)        Form of opinion as to tax matters and consent                                                             (*)

(13)(a)     Investment Company Service Agreement between the Registrant and Pioneer Investment Management             (20)
            Shareholder Services, Inc.

(13)(b)     Amended Appendix A to Investment Company Service Agreement                                                (23)

(13)(c)     Amended and Restated Administration Agreement between the Registrant and Pioneer Investment Management,   (23)
            Inc.

(13)(d)     Amended Exhibit No. 1 to Amended and Restated Administration Agreement                                    (23)

(14)        Consent of Independent Registered Public Accounting Firm                                                  (*)

(15)        Not applicable

(16)        Power of Attorney (*)

(17)(a)     Code of Ethics - Pioneer Investment Management, Inc.                                                      (20)

(17)(b)     Code of Ethics - Pioneer Funds                                                                            (20)

(17)(c)     Code of Ethics - Pioneer Funds Distributor, Inc.                                                          (20)

(17)(d)     Form of Proxy Cards (*)

(1) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the Securities and Exchange
                 Commission (the "SEC") on August 8, 1995 (Accession No.
                 0000930709-95-000005).

(2) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 6 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on August 18, 1997 (Accession
                 No. 0000930709-97-000011).

(3) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 8 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;


                 811-08786), as filed with the SEC on July 16, 1998 (Accession
                 No. 0000930709-98-000013).

(4) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 11 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on June 4, 1999 (Accession
                 No. 0000930709-99-000016).

(5) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 12 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on January 12, 2000
                 (Accession No. 0000930709-00-000002).

(6) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 15 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on July 6, 2000 (Accession
                 No. 0000930709-00-000018).

(7) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 18 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on January 18, 2001
                 (Accession No. 0001016964-01-000006).

(8) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on April 26, 2001 (Accession
                 No. 0001016964-01-500006).

(9) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 22 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on October 22, 2001
                 (Accession No. 0000930709-01-500036).

(10) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 24 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on May 1, 2002 (Accession No.
                 0001016964-02-000111).

(11) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 26 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on February 18, 2003
                 (Accession No. 0001016964-03-000044).

(12) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on November 18, 2003
                 (Accession No. 0001016964-03-000241).

(13) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 30 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on April 29, 2004 (Accession
                 No. 0001016964-04-000122).

(14) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-14 (File No. 333-118431) as filed with the SEC on August
                 20, 2004 (Accession No. 0001145443-04-001270).

(15) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 35 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on February 4, 2005
                 (Accession No. 0001016964-05-000048).

(16) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 36 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on April 13, 2005 (Accession
                 No. 0001016964-05-000141).

(17) Previously filed. Incorporated by reference from the exhibits filed with the Registrant's Registration Statement on Form N-14
                 (File No. 333-126665), as filed with the SEC on July 17, 2005
                 (Accession No. 0001145443-05-001556).

(18) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 38 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on October 20, 2005
                 (Accession No. 0000930709-05-000027).

(19) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 39 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on March 1, 2006 (Accession
                 No. 0000930709-06-000015).

(20) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 40 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on April 27, 2006 (Accession
                 No. 0000930709-06-000040).

(21) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 41 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on December 13, 2006
                 (Accession No. 0000930709-06-000106).

(22) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registrant's
                 Registration Statement on Form N-14 (File No. 333-137701), as filed with the SEC on March 6, 2007 (Accession No.
                 0000930709-07-000019).

(23) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 42 to the Registrant's
                 Registration Statement on Form N-1A (File Nos. 33-84546;
                 811-08786), as filed with the SEC on April 27, 2007 (Accession
                 No. 0000930709-07-000038).

(24)             Filed herewith as Exhibit A to the Proxy Statement and
                 Prospectus included as Part A of this Registration Statement.

(*)              Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC after the consummation of the reorganizations contemplated by this Registration Statement on Form N-14.

                                   SIGNATURES



         As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 13th day of July, 2007.



                                       PIONEER VARIABLE CONTRACTS TRUST,

                                       On behalf of its series,
                                           Pioneer Fund VCT Portfolio
                                           Pioneer Bond VCT Portfolio


                                              By:    /s/ John F. Cogan, Jr.
                                                     ----------------------
                                              Name:  John F. Cogan, Jr.
                                              Title: Chairman of the Board,
                                                     Trustee, and President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                   Signature                                          Title                                            Date

/s/ John F. Cogan, Jr.                            Chairman of the Board, Trustee, and President                   July 13, 2007
----------------------
John F. Cogan, Jr.

/s/ Vincent Nave                                  Chief Financial Officer, Principal Accounting                   July 13, 2007
----------------                                  Officer, and Treasurer
Vincent Nave

    *
-------------
David R. Bock                                     Trustee

    *
------------
Mary K. Bush                                      Trustee

    *
------------------
John F. Cogan, Jr.                                Trustee

    *
--------------------
Margaret B.W. Graham                              Trustee

    *
---------------
Thomas J. Perna                                   Trustee

    *
-------------------
Marguerite A. Piret                               Trustee

    *
-------------
John Winthrop                                     Trustee

*  By:  /s/ John F. Cogan, Jr.                                                                                    July 13, 2007
        ----------------------
        John F. Cogan, Jr., Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.     Description

(6)(c)          Expense Limitation Agreement

(11)            Opinion of Counsel (legality of securities being offered)

(12)            Form of opinion as to tax matters and consent

(14)            Consent of Independent Registered Public Accounting Firm

(16)            Power of Attorney

(17)(d)         Form of Proxy Cards